As filed with the Securities and Exchange Commission on April 30, 2009
1933 Act Registration No. 33-35788
1940 Act Registration No. 811-06136

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933   ☑

Pre-Effective Amendment No. _____☐
Post-Effective Amendment No. 40☑
and/or

REGISTRATION UNDER THE
INVESTMENT COMPANY ACT OF 1940 ☑

Amendment No. 41
(Check appropriate box or boxes)
______________________
HOMESTEAD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
4301 Wilson Boulevard, Arlington, VA 22203
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code:
(703) 907-5993
Danielle C. Sieverling
Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
Copies to:
Bibb L. Strench
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N. W.
Washington, D.C. 20004
Approximate Date of Proposed Public Offering _______________________________
It is proposed that this filing will become effective:
☐  immediately upon filing pursuant to paragraph (b) of Rule 485
☑  on May 1, 2009 pursuant to paragraph (b) of Rule 485
☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐  on ___pursuant to paragraph (a)(1) of Rule 485
☐  75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐  on ___pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)

M A Y  1,
2009

prospectus

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in the prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Homestead Funds is a family of eight no-load mutual funds. Each of the funds has a different financial objective and involves specific risks. Use the information in this prospectus to decide which funds are best for you.

THE FUNDS
Daily Income Fund Objective, Strategy, Risks	2
Short-Term Government Securities Fund Objective, Strategy, Risks	4
Short-Term Bond Fund Objective, Strategy, Risks	6
Stock Index Fund Objective, Strategy, Risks	9
Value Fund Objective, Strategy, Risks	12
Growth Fund Objective, Strategy, Risks	14
Small-Company Stock Fund Objective, Strategy, Risks	16
International Value Fund Objective, Strategy, Risks	18
Performance	20
Fees and Expenses	25
Management	27
Distribution Schedule	32
Taxes	33
Financial Highlights	34
ACCOUNT MANAGEMENT AND SERVICES
Investing Directly with Homestead Funds	42
Investing Through a Financial Intermediary	45
Important Addresses and Phone Numbers	46
24-Hour, Automated Telephone Service	46
Days and Hours of Operation	46
Account Statements	46
Fund Reports	46
Electronic Document Delivery	46
Telephone/Online Transaction Privileges	47
Automatic Investment/Exchange/Redemption Plans	47
Checkwriting	47
Types of Accounts	48
Fund Pricing, Policies and Fees	49
Signature Authentication	50
Privacy Policy	52
APPENDIX A
S&P 500 Index Master Portfolio	53

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of the principal amount invested.

Daily Income Fund

The Daily Income Fund is a money market fund. It is managed to earn current income and to maintain a stable net asset value.

OBJECTIVE
The Daily Income Fund is managed to earn current income and to maintain a stable net asset value of $1.00 per share. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 per share net asset value for amounts that they held as of September 19, 2008 (the “Program Date”) subject to the terms of the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”), as discussed below.

STRATEGY
Portfolio Composition
The Daily Income Fund invests in high-quality, U.S. dollar-denominated money market instruments. Investments can include . . .

•	short-term obligations of the U.S. Government, its agencies and instrumentalities (for example, Treasury bills and securities issued by the Federal National Mortgage Association, now called Fannie Mae)

•	short-term obligations of banks or savings and loans with total assets in excess of $1 billion (for example, certificates of deposit, banker’s acceptances and time deposits)

•	short-term corporate obligations with remaining maturities of 13 months or less (for example, notes and bonds)

•	commercial paper issued by corporations and finance companies

•	repurchase agreements collateralized by the above-mentioned securities

•	U.S. dollar-denominated obligations of foreign issuers.

These investments may have variable-rate demand features. Some types of investments pose specific risks. See “Risks” for more information.

Credit Quality
The Fund invests in short-term debt securities that present minimal credit risk, and, at the time of investment, are eligible securities. Eligible securities are those in one of the two highest short-term debt rating categories, as rated by any two nationally recognized statistical rating organizations (“NRSRO”); or as rated by one NRSRO, if the security is only rated by one agency; or, if the security is unrated, determined by RE Advisers Corporation (“RE Advisers”), the Funds’ investment adviser, to be of comparable investment quality. The Fund will invest at least 95% of assets in eligible securities that are in the highest credit category at the time of investment.

Maturity
The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund only will purchase eligible money market securities maturing in 13 months or less.

Participation in the Temporary Guarantee Program for Money Market Funds

The Program protects the shares of money market fund investors as of the Program Date. The Program will be triggered and the Fund liquidated if the Fund’s market-based net asset value per share falls below $0.995 and is not promptly restored to $1.00. If the number of shares you own fluctuates after the Program Date (including if your account reaches a zero balance and then you repurchase additional shares), you will be covered for the lesser of the number of shares you owned as of the close of business on the Program Date or the number of shares you owned on the date when the payment is triggered. To be covered by the Program, you must be a shareholder of record as of the Program Date.

Participation in the initial three months of the Program (i.e., until December 18, 2008) required a payment to the Treasury in the amount of 0.01% based on the net asset value of the Fund as of the Program Date, which was borne by the Fund. Participation in the second phase of the Program (i.e., until April 30, 2009) required a payment to the Treasury in the amount of 0.015% based on the net asset value of the Fund as of the Program Date, which was borne by the Fund. Participation in the third phase of the program (i.e., until asset allocation:
money market

credit risk:
very low

expected degree
of share price
volatility:
very low

fund symbol:
HDIXX

2	The Funds

September 18, 2009) required a payment to the Treasury in the amount of 0.015% based on the net asset value of the Fund as of the Program Date, which was borne by the Fund.

RISKS
An investment in the Daily Income Fund is subject to the following general risks:

Credit Risk   The chance an issuer will not make timely payments of principal or interest.

Income Risk  The chance a decline in interest rates will cause the Fund’s yield to decline.

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to under-perform other similar investments.

Some types of securities in which the Fund invests pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

Changes to Investment Objective
The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

The Funds	3

Short-Term Government Securities Fund

This Fund seeks to provide an extra measure of credit protection as it invests primarily in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. The U.S. Government does not guarantee the Fund’s price or yield. These will fluctuate with market conditions.

OBJECTIVE
The Short-Term Government Securities Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer- term bond funds.

STRATEGY
Portfolio Composition
The Fund invests at least 80% of its total assets in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. Investments can include . . .

•	U.S. Treasury securities

•	securities issued by U.S. Government agencies and instrumentalities (including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”))

•	repurchase agreements collateralized by the above-mentioned securities

•	zero-coupon bonds issued by U.S. Government guaranteed agencies.

Remaining assets may be invested in other types of securities, including municipal bonds, mortgage pass-through securities and asset-backed securities.

Some types of securities, including repurchase agreements, pose specific risks. See “Risks” for more information.

Credit Quality
The Fund will invest at least 80% of its total assets in securities backed by the full faith and credit of the U.S. Government.

Maturity
The dollar-weighted average effective maturity of the Fund’s portfolio will not exceed three years. There is no limit on the maturity of the individual securities in the Fund’s portfolio.

RISKS
An investment in the Short-Term Government Securities Fund is subject to the following general risks:

Income Risk  The chance a decline in interest rates will cause the Fund’s yield to decline.

Interest Rate Risk  The chance a rise in interest rates will cause the Fund’s price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities. Prices of short-term securities decline less in response to a change in rates than those of longer term securities.

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to under-perform other similar investments.

Some types of securities in which the Fund may invest pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

When-Issued Securities  The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Collateralized Mortgage Obligations (“CMOs”)  These are debt securities backed by the principal and interest payments owed on pools of underlying mortgages. CMOs are separated into multiple classes, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The manager’s CMO class selections could increase or decrease the Fund’s price sensitivity. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund’s return as the Fund could be forced to reinvest in lower yielding securities.

Municipal Bonds  Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other asset allocation:
fixed income

credit risk:
very low

expected degree
of share price
volatility:
low

fund symbol:
HOSGX

4	The Funds

instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. Municipal bonds are also subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

Mortgage Pass-Through Securities  These represent a share in the principal and interest payments made on a pool of underlying mortgages. There is a risk that unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure) would negatively affect the Fund’s return, as the Fund could be forced to reinvest the proceeds in lower yielding securities. As with other fixed-income securities, when interest rates rise, the value of mortgage pass-through securities generally declines. However, when interest rates decline, the value of mortgage pass-through securities may not increase as much as other fixed-income securities of comparable maturity because a decline in interest rates increases the likelihood that borrowers will prepay.

Asset-Backed Securities  These securities represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables. Underlying automobile sales contracts and credit card receivables are subject to prepayment, which may shorten the securities’ weighted average life and reduce the overall return. Investors also may experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund’s return as the Fund could be forced to reinvest in lower yielding securities.

Changes to Investment Objective
The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

The Funds	5

Short-Term Bond Fund

This Fund’s short maturity is intended to reduce the effect of interest rate changes on the Fund’s share price. Prices of short-term securities decline less in response to a rise in interest rates than those of longer term securities.

OBJECTIVE
The Short-Term Bond Fund seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

STRATEGY
Portfolio Composition
The Fund will ordinarily invest at least 80% of its total assets in debt securities in the three highest credit categories as ranked by a nationally recognized statistical rating organization (“NRSRO”) (for example, securities rated AAA, AA and A by Standard & Poor’s Corporation).

Investments can include. . .

•	corporate debt securities

•	U.S. Treasury securities

•	securities issued by U.S. Government agencies and instrumentalities

•	mortgage pass-through securities issued by U.S. Government and non-government agencies

•	collateralized mortgage obligations (“CMO”s)

•	asset-backed securities

•	zero-coupon bonds

•	U.S. dollar-denominated debt securities of foreign issuers

•	convertible bonds.

Remaining assets may be invested in other types of securities. These can include. . .

•	debt securities in the fourth highest credit category (for example, securities rated BBB by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers, limited to no more than 5% of the Fund’s net assets at the time of purchase

•	municipal bonds

•	preferred stocks, American Depositary Receipts (“ADRs”) and investment-grade debt securities (those rated in the top four credit categories) convertible into or exchangeable for common stocks

•	privately-placed securities, limited to no more than 10% of the Fund’s net assets at the time of purchase

•	money market securities that meet the Daily Income Fund’s high standards for credit quality. As a defensive or temporary strategy, the Fund may invest in money market securities without limitation.

These securities may have variable-rate demand features. Some types of securities pose specific risks. See “Risks” for more information.

Credit Quality
The Fund ordinarily will invest at least 80% of its assets in securities rated within the three highest credit categories, as determined by an NRSRO, or, if unrated, of comparable credit quality as determined by RE Advisers.

Maturity
The dollar-weighted average effective maturity of the Fund’s portfolio will not exceed three years. There is no limit on the maturity of the individual securities in the Fund’s portfolio.

RISKS
An investment in the Short-Term Bond Fund is subject to the following general risks:

Credit Risk  The risk that the issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

Income Risk  The chance a decline in interest rates will cause the Fund’s yield to decline.

Interest Rate Risk  The chance a rise in interest rates will cause the Fund’s price to decline. The Fund seeks asset allocation:
fixed income

credit risk:
low

expected degree
of share price
volatility:
low

fund symbol:
HOSBX

6	The Funds

to minimize share price fluctuation by investing in short-term securities.

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to under-perform other similar investments.

Some types of securities in which the Fund may invest pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Securities of Foreign Issuers  These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and RE Advisers’ ability to accurately assess and monitor an issuer’s credit quality.

Convertible Bonds  Convertible bonds are debt securities that can be exchanged for a specific number of shares of the issuer’s stock. Prices of convertible bonds tend to be less volatile than those of the underlying stock but more volatile than those of non-convertible debt securities.

Municipal Bonds  Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. Municipal bonds are also subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

When-Issued Securities  The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Mortgage Pass-Through Securities  These represent a share in the principal and interest payments made on a pool of underlying mortgages. There is a risk that unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure) would negatively affect the Fund’s return, as the Fund could be forced to reinvest the proceeds in lower yielding securities. As with other fixed-income securities, when interest rates rise, the value of mortgage pass-through securities generally declines. However, when interest rates decline, the value of mortgage pass-through securities may not increase as much as other fixed-income securities of comparable maturity because a decline in interest rates increases the likelihood that borrowers will prepay.

Collateralized Mortgage Obligations (“CMOs”)  These are debt securities backed by the principal and interest payments owed on pools of underlying mortgages. CMOs are separated into multiple classes, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The manager’s CMO class selections could increase or decrease the Fund’s price sensitivity. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund’s return as the Fund could be forced to reinvest in lower yielding securities.

Asset-Backed Securities  These securities represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables. Underlying automobile sales contracts and credit card receivables are subject to prepayment, which may shorten the securities’ weighted average life and reduce the overall return. Investors may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The

The Funds	7

value of these securities may fluctuate with changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect the Fund’s return as the Fund could be forced to reinvest in lower yielding securities.

Zero-Coupon Bonds  Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. The investor (in this case, the Fund) is paid back at face value when the security matures. Prices of zero-coupon bonds fluctuate more in response to changes in interest rates than those of other types of comparable maturity fixed-income securities.

Changes to Investment Objective
The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

8	The Funds

Stock Index Fund

The Stock Index Fund is managed to track the performance of the Standard & Poor’s 500 Stock Index, an unmanaged index comprised of U.S.-traded securities from different industry categories.

OBJECTIVE
The Stock Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies. The primary component of the Fund’s total return is likely to be capital appreciation (or depreciation). Any dividend or interest income is incidental to the pursuit of its objective.

Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

STRATEGY
Portfolio Composition
The Stock Index Fund invests all of its assets in the S&P 500 Index Master Portfolio (“Master Portfolio”), a separate series of an unaffiliated mutual fund called the Master Investment Portfolio. The Master Portfolio and the Stock Index Fund have substantially similar investment objectives. Barclays Global Fund Advisors (“Barclays”) is the investment adviser to the Master Portfolio. Prior to October 15, 2007, the Stock Index Fund invested all of its assets in a different master portfolio.

In managing the Master Portfolio, Barclays seeks to achieve investment performance that is similar to the Index by investing in the securities that comprise the Index in approximately the same percentage as such securities represented in the Index. Standard & Poor’s selects stocks for inclusion in the Index based upon the following factors:

•	market value

•	industry group classification (so that the Index represents a broad range of industry segments within the U.S. economy)

•	trading activity, to ensure ample liquidity and efficient share pricing

•	fundamental analysis, to ensure that companies in the Index are stable

The Master Portfolio pursues its investment objective by:

•	investing in all of the securities that make up the Index; and

•	investing in these securities in proportions that approximate the weightings of the Index.

The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio. Barclays and its affiliates invest for their own accounts in the types of securities in which the Master Portfolio also may invest.

The Master Portfolio invests mostly in stocks, although it may invest in stock index future contracts and options on futures contracts. By investing in all of the stocks within its benchmark index, the Master Portfolio avoids the risk of individual stock selection and, instead, tries to match the performance of its benchmark index, whether the index goes up or down.

The Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in its benchmark index. Under normal market conditions, the Master Portfolio seeks to invest at least 90% of its total assets in stocks that are represented in its benchmark index.

Barclays does not manage the Master Portfolio according to traditional methods of “active” investment management, which involves buying and selling securities based on economic, financial and market analysis and investment judgment. Instead, Barclays utilizes a “passive” or indexing investment approach for the Master Portfolio, attempting to approximate the investment performance of the Index. Barclays selects stocks for the Master Portfolio so that the overall investment characteristics of the Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings asset allocation:
stock

portfolio
characteristics:
stocks of
large U.S. traded
companies

expected degree
of share price
volatility:
high

fund symbol:
HSTIX

The Funds	9

valuation and yield) and liquidity measures are similar to those of the Index.

Master-Feeder Structure
The Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with the same investment objective. The master index fund purchases securities for investment. This structure works as follows:

Investor purchases shares of . . .
Feeder index fund which invests in . . .
Master index fund which buys . . .
Investment securities.

This feeder index fund can withdraw its investment in the master index fund at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master index fund, hire an investment adviser for the Fund or may otherwise invest the Fund’s assets according to the investment policies and restrictions described in this prospectus.

Index Description and Construction
The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). The companies selected for inclusion in the Index generally have the largest market value within their respective industries. The composition of the Index is determined by Standard & Poor’s and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. “Standard & Poor’s®,” “S&P,” “S&P 500,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Master Portfolio. The Master Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Master Portfolio.

RISKS
An investment in the Stock Index Fund is subject to the following general risks:

Investment Risk  The chance the value of an investment will decline in response to a company, industry or market setback. For example, the value of the stock market as a whole could decline. It is also possible that returns for large-company stocks, the primary driver of performance for the Index and therefore for the Stock Index Fund, could trail returns on other types of investments. As is true for other specific market sectors, large-company stocks tend to go through cycles of out-performance or under-performance relative to the full stock market. These periods can last for several years. The value of an investment in the Stock Index Fund will fluctuate up and down. When you sell your shares of the Stock Index Fund, they could be worth less than what you paid for them.

Tracking Error Risk  The chance that the Stock Index Fund’s return will not closely track the return of the Index. The leading causes of tracking error are . . .

•	expenses—The Index is a hypothetical portfolio and incurs no expenses. The Stock Index Fund and the Master Portfolio have to pay for trading, accounting, recordkeeping and other services.

•	composition—The composition of the Index and the stocks held by the Master Portfolio may occasionally diverge.

•	cash flows—The Master Portfolio’s ability to closely trail the Index may be affected by the timing and magnitude of cash flows in to and out of the Master Portfolio.

Over the long term, the Master Portfolio attempts to achieve a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Index.

Investing in Other Investment Companies    Because the Fund invests all of its investable assets in the Master Portfolio, the Fund bears a fee of 0.05%, equal to its proportionate share of fees paid by the Master Portfolio, in addition to the administration fee it pays to RE Advisers.

10	The Funds

Some of the types of securities in which the Stock Index Fund invests pose specific risks. These include . . .

Futures and Options  The Master Portfolio may buy and sell futures contracts on the Index and options on these futures contracts. Futures and options are agreements to buy or sell units of an index at an agreed upon price on a specific future date. With a futures contract, the Master Portfolio is obligated either to buy or sell the security at the agreed upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Master Portfolio has the right but not the obligation to buy or sell the security at the agreed upon terms. The Master Portfolio uses futures and options as a way of sharing in the performance of the Index without owning all Index securities directly. This strategy enhances the Master Portfolio’s ability to track the Index and improves liquidity. Options and futures prices can be highly volatile, and the loss from an investment in futures could be greater than the contract’s original cost. To mitigate these risks, the Master Portfolio will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. The Master Portfolio will invest only in futures and options whose values are tied to the Index. The Master Portfolio invests in futures and options to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Changes to Investment Objective
The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

The Funds	11

Value Fund

The Value Fund invests primarily in stocks. Stock prices fluctuate with business, market and economic conditions. The Fund’s share price can rise and fall significantly over the short term, reflecting changes in the value of the underlying investments.

OBJECTIVE
The Value Fund seeks capital growth over the long term and, secondarily, income. The Fund invests in stocks of established companies RE Advisers believes are selling at a discount to their true worth. Because of the volatility inherent in equity investing, the Value Fund is best-suited for long-term investors.

STRATEGY
Portfolio Composition
Under ordinary conditions, the Value Fund will invest at least 80% of its total assets in common stocks of established companies. Remaining assets may be invested in other types of securities including . . .

•	preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants

•	debt securities in the three highest credit categories as ranked by a nationally recognized statistical rating organization (“NRSRO”) (for example, securities rated AAA, AA and A by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers

•	money market securities that meet the Daily Income Fund’s high standards for credit quality. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation

•	U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts (“ADRs”).

The Fund generally will invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market. See “Risks” for more information on specific types of securities.

Focus on Large- and Mid-Capitalization Companies
The Value Fund focuses on stocks of established companies. These are typically sizable business franchises with market capitalizations of $2 billion or greater. On December 31, 2008, the average market capitalization for all of the companies held in the portfolio was $41.9 billion. Market capitalization is a measure of the company’s total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.

Our Approach to Value Investing
This Fund seeks to invest in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining whether a stock is underpriced relative to its fundamental value, including, but not limited to:

•	the relationship of a company’s potential earning power to the current market price of its stock

•	the company’s current financial ratios relative to either its historical results or to the current ratios for other similar companies

•	any competitive advantages, including well-recognized trademarks or brand names.

There are a number of reasons why a stock may be trading at a discount. For example, the issuer may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.

RISKS
An investment in the Value Fund is subject to the following general risks:

Investment Risk  The chance the value of an investment will decline in response to a company, industry or market setback.

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to under-perform other similar investments.

asset allocation:
stock

portfolio
characteristics:
large- and
medium-sized,
U.S.-based
companies

investment style:
value

expected degree
of share price
volatility:
high

fund symbol:
HOVLX

12	The Funds

Style Risk  The chance that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Periods of relative over- or under-performance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and do not perform as anticipated.

Some types of securities in which the Fund invests pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Debt Securities of Foreign Issuers  These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and RE Adviser’s ability to accurately assess and monitor an issuer’s financial condition.

When-Issued Securities  The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Changes to Investment Objective
The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

The Funds	13

Growth Fund

The Growth Fund invests in common stocks of large-capitalization growth companies, selected for their potential to generate above-average rates of earnings.

OBJECTIVE
The Growth Fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

STRATEGY
Portfolio Composition
In taking a growth approach to investment selection, the Fund primarily will invest (at least 65% of net assets) in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks (the median market capitalization as of December 31, 2008, was $3.34 billion, and is subject to change). The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level.

The approach of the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), generally is to look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market eventually will reward it with a higher stock price. In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Fund’s normal investment criteria, when T. Rowe Price perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in U.S. common stocks, the Fund also may invest in other securities, including foreign stocks and use futures and options in keeping with the Fund’s objectives.

RISKS
An investment in the Fund is subject to the following general risks:

Investment Risk  The chance the value of an investment will decline in response to company, industry or market setback.

Manager Risk  The chance the subadviser’s decisions, particularly security selection, will cause the Fund to underperform similar investments.

Style Risk  The chance that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Non-Diversified Status  The Fund is classified as “non-diversified.” Although T. Rowe Price generally does not intend to concentrate greater than 5% of the Fund’s assets in a single issuer, the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited. The Fund therefore is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests than a diversified fund. However, in order to meet federal tax requirements, at the close of each quarter, the Fund may not have more than 25% of its total assets invested in any one issuer other than asset allocation:
stock

portfolio
characteristics:
large, U.S.-based companies

investment style:
growth

expected degree
of share price
volatility:
high

fund symbol:
HNASX

14	The Funds

securities of other investment companies and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer other than securities of other investment companies.

Some of the types of securities in which the Fund invests pose specific risks. These include . . .

Foreign Securities  Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability. Fund investments in foreign securities are limited to 10% of total assets.

Futures and Options  The Fund may buy and sell futures contracts and options on futures contracts.

Futures and options are agreements to buy or sell a security at an agreed upon price on a specific future date. With a futures contract, the Fund is obligated either to buy or sell the security at the agreed upon terms or to sell the contract to another party (at a loss or gain) before the settlement date. With an option agreement, the Fund has the right but not the obligation to buy or sell the security at the agreed upon terms. Options and futures prices can be highly volatile, and the loss from an investment in futures could be greater than the contract’s original cost. To mitigate these risks, the Fund will not use options or futures for speculative purposes or as leveraged investments that would further magnify the gains or losses of these investments. With regard to futures, initial margin deposits and premiums used for non-hedging purposes will not exceed 5% of the Fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Convertible Securities & Warrants  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights and pay no dividends. Fund investments in warrants are limited to 10% of total assets.

Hybrid Instruments  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero. Fund investments in hybrids are limited to 10% of total assets.

Changes to Investment Objective
The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

The Funds	15

Small-Company Stock Fund

This Fund invests primarily in small-company stocks, which have strong growth potential but whose prices can fluctuate more widely than those of large-company stocks. This aggressive investment approach generally entails greater risk than investment in large-company stocks.

OBJECTIVE
The Small-Company Stock Fund seeks capital growth over the long term by investing in stocks of small companies that RE Advisers believes are undervalued. Small companies may be able to respond more quickly to business opportunities than larger companies. However, their stock prices may fluctuate more widely than those of larger companies. The Fund is best suited for long-term investors who are comfortable taking an aggressive investment approach.

STRATEGY
Portfolio Composition
Under normal circumstances, the Small-Company Stock Fund will invest at least 80% of its total assets in common stocks of companies whose market capitalization, at the time of purchase, is similar to the market capitalization of companies represented in the Russell 2000 Index. However, RE Advisers generally will not sell a security whose market capitalization, after the initial purchase, exceeds that of the Russell 2000 Index due to market inflation.

Remaining assets may be invested in other types of securities including . . .

•	short-term debt securities

•	U.S. dollar-denominated securities of foreign issuers, including American Depository Receipts (“ADRs”)

•	high-quality money market securities

•	investment-grade debt securities convertible into or exchangeable for common stocks.

See “Risks” for more information on specific types of securities.

Focus on Small-Capitalization Companies
The Small-Company Stock Fund focuses on companies that typically have market capitalizations, at the initial time of the Fund’s investment, similar to the market capitalization of companies represented in the Russell 2000 Index, which measures the performance of the 2000 smallest companies in the Russell 3000 Index. On December 31, 2008, the average market capitalization for companies held in the Fund’s portfolio was $1.49 billion and the Russell 2000 Index was $890 million. Market capitalization is a measure of the company’s total stock market value, calculated by multiplying the share price by the number of shares outstanding.

Our Approach to Value Investing
This Fund seeks to invest in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining whether a stock is under-priced relative to its fundamental value, including, but not limited to:

•	the relationship of a company’s potential earning power to the current market price of its stock

•	the company’s financial ratios relative to either the company’s historical results or to the current ratios for other similar companies

•	any competitive advantages, including well-recognized trademarks or brand names.

There are a number of reasons why a stock may be trading at a discount. For example, the issuer may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.

RISKS
An investment in the Small-Company Stock Fund is subject to the following general risks:

Investment Risk  The chance the value of an investment will decline in response to a company, industry or market setback.

Manager Risk  The chance the manager’s decisions, particularly security selection, will cause the Fund to under-perform other similar investments.

Style Risk  The chance that returns on stocks within the value style in which the Fund invests will trail returns asset allocation:
stock

portfolio
characteristics:
small,
U.S.-based
companies

investment style:
value

expected degree
of share price
volatility:
very high

fund symbol:
HSCSX

16	The Funds

of stocks representing other styles or the market overall. Periods of relative over- or under-performance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and do not perform as anticipated.

Small Company Risk  Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. By investing in stocks of companies with smaller market capitalizations, the share price of the Fund may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, the Fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

Some of the types of securities in which the Fund invests pose specific risks. These include . . .

Repurchase Agreements  A repurchase agreement is essentially a short-term loan collateralized by securities. The buyer, in this case the Fund, purchases securities with an agreement that the seller will buy them back at a mutually agreed upon price and time. If the seller were to go bankrupt or default, the Fund could experience costs or delays in liquidating the security and might incur a loss if the security had declined in value.

U.S. Dollar-Denominated Debt Securities of Foreign Issuers  These securities may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and RE Advisers’ ability to accurately assess and monitor an issuer’s financial condition.

American Depositary Receipts (“ADRs”)  ADRs are U.S. dollar-denominated certificates representing shares of stock in a foreign company. ADRs are traded on domestic stock exchanges or in the U.S. over-the-counter market. ADRs offer certain advantages over direct ownership in foreign companies. First, ADRs are easily transferable and quotes are readily available. Second, issuers are subject to the same auditing, accounting and financial reporting standards as a U.S.-based company. However, as with other U.S. dollar-denominated securities of foreign issuers, ADRs may respond negatively to adverse foreign political or economic developments.

When-Issued Securities  The Fund may purchase securities on a when-issued basis. In this case, the price of the security is fixed at the time of the commitment, but delivery and payment may take place up to 90 days later. There is a risk the value of the security will decline during this period.

Changes to Investment Objective
The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

The Funds	17

International Value Fund

This Fund lets you share in the investment potential of non-U.S.-traded securities. Investing in international stocks can enhance portfolio diversification but entails different risks.

OBJECTIVE
The International Value Fund seeks long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States. There is no assurance that the Fund will achieve its investment objective.

Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

STRATEGY
Portfolio Composition
The International Value Fund invests primarily in equity securities (common stocks, preferred stocks and securities convertible to common or preferred stocks) traded principally outside the United States, including securities traded in emerging markets, believed by the Funds’ subadviser to be undervalued and thereby offering above-average potential for capital appreciation.

The approach of the Fund’s subadviser, Mercator Asset Management, LP (“Mercator”), is to seek to identify attractive, undervalued securities that have good earnings prospects. Using initial screens based on historical data, Mercator segregates several hundred stocks into its proprietary database. The stocks in this universe are then ranked from most to least attractive; the most highly ranked stocks are then subject to fundamental analysis, which seeks to validate projected financial data and considers company, industry and macro factors.

Under normal market conditions, the International Value Fund invests at least 80% of its assets primarily in at least three countries, not including the United States. The Fund may invest in securities of issuers of any capitalization. Although the Fund intends to invest primarily in equity securities, the Fund may invest in fixed-income securities and derivatives. From time to time, the Fund may invest in a relatively limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

RISKS
An investment in the International Value Fund is subject to the following principal risks:

Investment Risk  The chance the value of an investment will decline in response to a company, industry or market setback.

Manager Risk  The chance the subadviser’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk  The chance that returns on stocks within the specific sectors in which the Fund invests (value investments) will trail returns from other groups or the market overall. Periods of relative over- or under-performance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and do not perform as anticipated.

Foreign Risk  Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

asset allocation:
international
stock

portfolio
characteristics:
large- and
medium-sized,
non-U.S. based
companies

expected degree
of share price
volatility:
very high

fund symbol:
HISIX

18	The Funds

Currency Risk  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund, which invests in securities denominated in, and receives revenues in, foreign currencies.

Interest Rate Risk  As interest rates rise, your investment in the Fund may be worth less because its income-producing equity or debt investments are likely to be worth less.

Credit Risk  The risk that the issuer or the guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements and derivatives contracts, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Foreign investments are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers may be in default.

Small- and Mid-Size Company Risk  Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small- or mid-size market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. By investing in stocks of companies with small or mid-size market capitalizations, the share price of the Fund may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, the Fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

Leveraging Risk  When the Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund takes on leveraging risk when it borrows money to meet redemption requests, invests collateral from securities loans or uses reverse repurchase agreements, forward commitments, inverse floating rate investments or derivatives.

Liquidity Risk  Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling investments at an advantageous price. Derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase when the Fund invests in debt securities whose sale may be restricted by law or by contract.

Changes to Investment Objectives
The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

The Funds	19

Performance

The information below provides some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual returns for one, five and ten years (or the period since the Fund’s inception) compare with those of a broad measure of market performance.

Returns before taxes do not reflect the effects of any income or capital gains taxes.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates. They do not reflect the impact of any state or local tax. After-tax returns are shown for all Funds except the Daily Income Fund.

Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Returns after taxes on distributions and sale of fund shares assume the shares were sold at period end, and, therefore, are also adjusted for any capital gains or losses incurred.

Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employer- sponsored retirement plans.

Past performance, as measured by the Funds’ before-and after-tax returns, is not necessarily an indication or prediction of how the Funds will perform in the future.

DAILY INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/08
Returns before taxes	2.14%	2.84%	2.99%

Best Quarter:
Q3 of 2000
1.49%

Worst Quarter:
Q1 of 2004
0.10%

For the Fund’s current yield, call 1-800-258-3030.

20	The Funds

SHORT-TERM GOVERNMENT
SECURITIES FUND
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/08
Returns before taxes	5.16%	3.42%	3.91%

Returns after taxes on distributions	3.97%	2.36%	2.57%

Returns after taxes on distributions and sale of fund shares	3.35%	2.30%	2.52%

Merrill Lynch 1-4.99 Year U.S. Treasury Index	8.73%	4.63%	5.17%

Best Quarters:
Q4 of 2000 & Q3 of 2001
2.37%

Worst Quarter:
Q2 of 2004
–0.47%

Merrill Lynch 1-4.99 Year U.S. Treasury Index is an unmanaged index composed of U.S. treasuries, with maturities from 1 to 4.99 years.

For the Fund’s current yield, call 1-800-258-3030.

SHORT-TERM BOND FUND
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/08
Returns before taxes	–3.52%	1.84%	3.43%

Returns after taxes on distributions	–5.36%	0.47%	1.78%

Returns after taxes on distributions and sale of fund shares	–2.26%	0.79%	1.93%

Merrill Lynch 1-4.99 Year Corp./Gov. Index	4.65%	3.85%	5.02%

Best Quarter:
Q1 of 2001
2.59%

Worst Quarter:
Q4 of 2008
–2.13%

Merrill Lynch 1-4.99 Year Corporate/Government Bond Index is an unmanaged index composed of U.S. treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (BBB or higher).

For the Fund’s current yield, call 1-800-258-3030.

The Funds	21

STOCK INDEX FUND*
			Since
			Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(10/28/99)
periods ended 12/31/08
Returns before taxes	–37.41%	–2.81%	–3.22%

Returns after taxes on distributions	–38.07%	–3.35%	–3.63%

Returns after taxes on distributions and sale of fund shares	–24.29%	–2.62%	–2.87%

Standard & Poor’s 500 Stock Index	–37.00%	–2.19%	–2.56%

Best Quarter:
Q2 of 2003
15.17%

Worst Quarter:
Q4 of 2008
–22.07%

Standard & Poor’s 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

*	The performance presented on this page prior to October 15, 2007 is the performance of the Stock Index Fund when it had all of its assets invested in a different master portfolio. As of October 15, 2007, the Stock Index Fund had all of its assets invested in the Master Portfolio. See Appendix A for the performance of the Master Portfolio.

VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/08
Returns before taxes	–36.43%	–0.32%	2.13%

Returns after taxes on distributions	–36.95%	–1.26%	1.10%

Returns after taxes on distributions and sale of fund shares	–23.64%	–0.41%	1.46%

Standard & Poor’s 500 Stock Index	–37.00%	–2.19%	–1.38%

Best Quarter:
Q2 of 2003
18.32%

Worst Quarter:
Q4 of 2008
–23.27%

Standard & Poor’s 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

22	The Funds

GROWTH FUND*
			Since
			Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(1/22/01)
periods ended 12/31/08
Returns before taxes	–40.93%	–4.43%	–10.93%

Returns after taxes on distributions	–41.33%	–5.14%	–11.35%

Returns after taxes on distributions and sale of fund shares	–26.04%	–3.75%	–8.64%

Russell 1000 Growth Index	–38.44%	–3.42%	–6.49%

Standard & Poor’s 500 Stock Index	–37.00%	–2.19%	–3.13%

Nasdaq-100 Index**	–41.57%	–3.35%	–9.06%

Best Quarter:
Q4 of 2001
31.89%

Worst Quarter:
Q3 of 2001
–36.72%

*	For periods prior to December 5, 2008, the performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Index®.

Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

**	The Nasdaq-100 Index was the benchmark for the Fund before it revised its investment objective. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

SMALL-COMPANY STOCK FUND
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/08
Returns before taxes	–34.33%	–0.75%	4.91%

Returns after taxes on distributions	–34.56%	–1.25%	4.42%

Returns after taxes on distributions and sale of fund shares	–22.32%	–0.64%	4.14%

Russell 2000 Index	–33.79%	–0.93%	3.02%

Best Quarter:
Q2 of 1999
21.91%

Worst Quarter:
Q4 of 2008
–24.38%

Russell 2000 Index is an unmanaged index that measures the small-cap segment of the U.S. equity universe and is composed of approximately 2,000 of the smallest securities in the Russell 3000 Index.

The Funds	23

INTERNATIONAL VALUE FUND*
			Since
			Inception
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	(1/22/01)
periods ended 12/31/08
Returns before taxes	–35.43%	3.45%	0.35%

Returns after taxes on distributions	–36.94%	1.31%	–1.07%

Returns after taxes on distributions and sale of fund shares	–22.82%	2.51%	–6.04%

MSCI EAFE Index	–43.38%	1.66%	0.24%

Best Quarter:
Q2 of 2003
18.89%

Worst Quarter:
Q3 of 2002
–20.24%

Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI® EAFE®) Index consists of more than 1,000 stocks in 21 developed market countries, representing approximately 85% of the total market capitalization in those countries.

*	The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from its inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 1, 2005 to June 9, 2006. Mercator’s role as subadvisor began June 12, 2006.

24	The Funds

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, sell or hold shares of a Fund. There are no transaction fees and you pay no sales charges when you buy shares directly from the distributor. Unless otherwise noted, the expenses shown under Annual Fund Operating Expenses are based on amounts incurred during the year ended December 31, 2008.

		Short-Term
	Daily	Government	Short-Term	Stock						Small-Company		International
SHAREHOLDER FEES	Income Fund	Securities Fund	Bond Fund	Index Fund		Value Fund		Growth Fund		Stock Fund		Value Fund
(Fees paid directly from your investment)
Sales Charge on Purchases	None	None	None	None		None		None		None		None
Sales Charge on Reinvested Dividends	None	None	None	None		None		None		None		None
Deferred Sales Charge on Redemptions	None	None	None	None		None		None		None		None
Redemption Fee	None	None	None	2%	(a)	2%	(a)	2%	(a)	2%	(a)	2%	(a)
Exchange Fee	None	None	None	None	(b)	None	(b)	None	(b)	None	(b)	None	(b)

ANNUAL FUND OPERATING EXPENSES
Management Fees	0.50%	0.45%	0.60%	0.05%(c)		0.52%		0.65%(e)		0.85%		0.75%
Other Expenses	0.19%	0.37%	0.21%	0.54%(d)		0.18%		1.03%		0.40%		0.26%
Acquired Fund Fees and Expenses	0.02%	0.03%	0.01%	0.00%		0.00%		0.00%		0.02%		0.02%

Total Annual Fund Operating Expenses	0.71%	0.85%	0.82%	0.59%		0.70%		1.68%(e)		1.27%		1.03%
Expenses waived by RE Advisers	0.00%(f)	0.07%(g)	0.01%(g)	0.00%		0.00%		0.73%(h)		0.00%		0.03%(g)

Net Expense(i)	0.71%	0.78%	0.81%	0.59%		0.70%		0.95%		1.27%		1.00%

(a)	For shares sold within 30 days of purchase. See “Fund Pricing, Policies and Fees” for more information.

(b)	Shares of this Fund exchanged for shares of another Fund within 30 days of purchase will be subject to the Fund’s 2% redemption fee.

(c)	The fees for Stock Index Fund shown in this table and used in the example on the following page reflect expenses of both the feeder fund and the Master Portfolio. The management fee represents the total expenses of the Master Portfolio.

(d)	“Other Expenses” for Stock Index Fund include a 0.25% administrative fee paid to RE Advisers.

(e)	The fees for Growth Fund shown in this table and used in the example on the following page have been restated to reflect the estimated annualized expenses for the fiscal year ending on December 31, 2009. The Fund changed from a passively managed index fund to an actively managed fund on December 5, 2008.

(f)	Expenses are waived pursuant to an expense limitation agreement between RE Advisers and the Funds. The contractual waiver is for a one-year period ending April 30, 2010. At that time, the waiver may be renewed. In addition, effective January 27, 2009, RE Advisers has voluntarily agreed to waive fees or reimburse expenses incurred by the Daily Income Fund so that the annual operating expenses of the Daily Income Fund do not exceed the rate of 0.50% of the Daily Income Fund’s average daily net assets on an annualized basis. This voluntary arrangement may be revised, discontinued or re-continued at any time.

(g)	Expenses are waived pursuant to an expense limitation agreement between RE Advisers and the Funds. The contractual waiver is for a one-year period ending April 30, 2010. At that time, the waiver may be renewed.

(h)	Expenses are waived pursuant to an expense limitation agreement between RE Advisers and the Fund. The contractual waiver is for a one-year period ending April 30, 2010. At that time, the waiver may be renewed. The amount of waiver shown is estimated.

(i)	Net Expense shown here differs from the expense ratios shown in the Financial Highlights on pages 34 to 41 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights reflect the operating expenses and do not include Acquired Fund Fees and Expenses.

The Funds	25

EXAMPLE

The example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Daily Income Fund	$73	$227	$395	$882

Short-Term Government Securities Fund	$80	$264	$464	$1,042

Short-Term Bond Fund	$83	$261	$454	$1,013

Stock Index Fund	$60	$189	$329	$738

Value Fund	$72	$224	$390	$871

Growth Fund	$97	$458	$844	$1,926

Small-Company Stock Fund	$129	$403	$697	$1,534

International Value Fund	$102	$325	$566	$1,257

This example should not be considered to be a representation of past or future fees or expenses for each Fund. Actual fees and expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance, but is included for illustrative purposes only.

26	The Funds

Management

INVESTMENT ADVISER/ADMINISTRATOR
for the Funds
RE Advisers Corporation
4301 Wilson Boulevard
Arlington, VA 22203

As the investment adviser, RE Advisers is responsible for selecting investments, managing the portfolios and setting investment strategies and policies for the Daily Income, Short-Term Government Securities, Short-Term Bond, Value and Small-Company Stock Funds. RE Advisers was launched in 1990 and, as of December 31, 2008, manages over $941 million for mutual fund and private account investors. RE Advisers is responsible for overseeing the selection of investments, management of the portfolio and the setting of investment strategies for the Growth Fund by T. Rowe Price and the International Value Fund by Mercator, the respective subadvisers of those Funds.

RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct subsidiary of RE Investment Corporation and an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), a not-for-profit organization which serves and represents the nation’s consumer-owned rural electric cooperatives. RE Advisers is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

In 2008, the Funds paid RE Advisers the following investment management fees, expressed as a percent of fund assets:

Daily Income Fund	0.50%
Short-Term Government Securities Fund	0.38%
Short-Term Bond Fund	0.59%
Value Fund	0.52%
Growth Fund*	N/A
Small-Company Stock Fund	0.85%
International Value Fund	0.72%

*	In 2008, RE Advisers waived all fees from the Growth Fund. Periods shown prior to December 5, 2008 represent fees paid when the Fund operated as the Nasdaq-100 Index Tracking Stocksm Fund. The Nasdaq-100 Index Track Stocksm Fund’s investment management fee, expressed as a percent of Fund assets, was 0.25%, and the Growth Fund’s investment management fee, expressed as a percent of Fund assets, is 0.65%.

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreements between the Funds and RE Advisers is included in the Funds’ annual report for the year ended December 31, 2008.

RE Advisers serves as the administrator for the Stock Index Fund. Pursuant to an administrative service agreement with the Fund, RE Advisers provides certain administrative services to the Fund and generally assists in all aspects of its operation. In 2008, the Stock Index Fund paid RE Advisers .25% of net assets as compensation for administrative services.

PORTFOLIO MANAGERS
The portfolio managers are primarily responsible for the day-to-day management of the Funds’ portfolios.

Daily Income Fund

Patricia Murphy, CFA
Ms. Murphy is a money market portfolio manager for RE Advisers and the Director, Pension Investments for NRECA. She is the portfolio manager for the Daily Income Fund. She received her BS in Economics and Business Administration from the State University of New York at Albany. She received her MBA in Finance from the University of Rochester. She is a Director of RE Investment Corporation and has been with NRECA since 1997.

Short-Term Government Securities Fund and
Short-Term Bond Fund

Douglas Kern, CFA
Mr. Kern is a senior fixed-income portfolio manager for RE Advisers. He is the portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has managed the aforementioned Funds since inception. He received his BA in Business Administration and his MBA in Finance from Pennsylvania State University. He has been with NRECA since 1985.

Value Fund and Small-Company Stock Fund

Peter Morris
Mr. Morris is the Director and President of RE Advisers and Vice President and Chief Investment Officer of

The Funds	27

NRECA. He received his BS in Economics from Coe College. He has been with NRECA since 1974. Mr. Morris is a portfolio manager of the Value Fund and the Small-Company Stock Fund. He has co-managed the aforementioned Funds since inception. He is a Director and Vice President of RE Investment Corporation and a Director and President of Homestead Funds.

Stuart Teach, CFA
Mr. Teach is the Director and Vice President of RE Advisers. He received his BS in Business Administration and Finance from Ohio State University. He received his MBA in Finance from Miami University. Mr. Teach is a senior equity portfolio manager for the Value Fund and the Small-Company Stock Fund. He has co-managed the aforementioned Funds since inception. He is a Director and President of RE Investment Corporation and has been with NRECA since 1985.

Mark Ashton, CFA
Mr. Ashton is an equity portfolio manager for RE Advisers and NRECA. He and co-managers Mr. Morris and Mr. Teach oversee the investment activities of the Value Fund and the Small-Company Stock Fund. He has co-managed the aforementioned Funds since January 1999. He received his B.S. in Finance from the University of Utah. He received his MBA specializing in Marketing Research from the University of Southern California. Mr. Ashton was a Vice President of Capital Research Company from 1984 to 1998 prior to joining RE Advisers and NRECA in 1999.

SUBADVISER
to the Growth Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

As subadviser, T. Rowe Price selects, buys and sells securities for the Growth Fund in accordance with the Fund’s objective and policies and under the supervision of RE Advisers and the Board of Directors.

T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, offers individuals and institutions around the world investment management guidance and expertise. As of December 31, 2008, T. Rowe Price managed over $276 billion in assets.

On September 18, 2008, the Board of Directors’ approved a subadvisory agreement between the Growth Fund and T. Rowe Price. A discussion regarding the Board’s approval is included in the Funds’ annual report for the year ended December 31, 2008.

Robert W. Sharps serves as the portfolio manager of the Growth Fund and is primarily responsible for the Fund’s management. Mr. Sharps is a vice president of T. Rowe Price. He is the lead portfolio manager on the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the firm’s Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from the Wharton School, University of Pennsylvania. Mr. Sharps also has earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

SUBADVISER
to the International Value Fund
Mercator Asset Management, LLP
Boca Center
5200 Town Center Circle, Suite 550
Boca Raton, FL 33486

As subadviser, Mercator selects, buys and sells securities for the International Value Fund in accordance with the Fund’s investment objective and policies and under the supervision of RE Advisers and the Board of Directors.

28	The Funds

Mercator is an asset management firm founded in 1984. Mercator is registered with the SEC under the Advisers Act. Mercator manages international equity mandates for institutional clients, including corporate and public retirement plans, endowments, and foundations. The firm is a limited partnership owned by its executive officers, and as of December 31, 2008, managed over $6 billion in assets including separate accounts and commingled funds. The firm manages money for several U.S. corporate and public pension plans. The investment team, comprised of seven members, averages 25 years of investment experience and focuses its efforts on research.

A discussion regarding the basis for the Board of Directors’ approval of the subadvisory agreement between the International Value Fund and Mercator is included in the Funds’ annual report for the year ended December 31, 2008.

Key professionals involved in the day-to-day portfolio management of the International Value Fund include the following:

Peter F. Spano, CFA, President, PXS Corp., General Partner, began his career in 1968, spending 12 years as an officer, portfolio manager and analyst with The Chase Manhattan Bank, N.A. and then Flagship National Bank of Miami (now SunTrust). For several years following, Mr. Spano was Director of Investments for American Birthright Trust Management, Inc., an investment advisor to mutual funds, as well as Vice President and portfolio manager of one of the funds. Prior to Mercator, Mr. Spano served as Vice President and Chairman of the Portfolio Management Committee at Templeton Investment Counsel, Inc. There he was responsible for global portfolio management and securities trading. Mr. Spano received his MBA from Baruch College (City University of New York) and his BBA from St. John’s University. Mr. Spano is a CFA® charterholder and a member of the CFA Institute, the Investment Adviser Association, and the South Florida Financial Analysts Society.

James E. Chaney, President, JXC Corp., General Partner, began his investment career in 1985 as Vice President of International Equities at General Electric Investments. His responsibilities included research and portfolio management in addition to the development of a new money management subsidiary. In 1991, he joined Templeton Investment Counsel and became an Executive Vice President. He managed $5.2 billion in international and global assets, including separate accounts and several institutional mutual funds. Mr. Chaney also served on the Portfolio Strategy Committee and participated in institutional marketing efforts. In 1996, he joined Hansberger Global Investors and, until joining Mercator, was Chief Investment Officer, responsible for the firm’s research and portfolio management activities. He received his MBA from Columbia University Graduate School of Business, a MS from Northeastern University, and a BS from the University of Massachusetts. Mr. Chaney is a member of the CFA Institute, the Investment Adviser Association, and the South Florida Financial Analysts Society.

John G. Thompson, President, JZT Corp., General Partner and Chief Investment Officer, began his career as a securities analyst for Atlantic Investment Partners, Ltd., an investment partnership. Mr. Thompson later served as Vice President and portfolio manager at Scudder, Stevens and Clark. From 1979, until co-founding Mercator in 1984, Mr. Thompson was Vice President and Director of Research for Templeton Investment Counsel, Inc., and served as Vice President of Templeton Funds, Inc. and Templeton Global Funds, Inc. He spent those five years developing the firm’s global computer research capabilities and managing global portfolios. Mr. Thompson received his MBA from University of Miami and a BS degree from Florida Atlantic University. He is a CFA® charterholder and member of the CFA Institute, as well as a member of the Investment Adviser Association and the South Florida Financial Analysts Society.

Barbara J. Trebbi, President, BXT Corp., General Partner, began her career in 1988 at Mackenzie Investment Management Inc. as a research analyst focusing on international equities. From 1995 she served as a Vice President at Mackenzie where she specialized in security analysis and management of investments in the Asian region. In 1995 she was appointed to serve on Mackenzie’s executive committee and became Senior Vice President and Managing Director of International Equities at Ivy Management Inc., a wholly-owned subsidiary of Mackenzie. There she oversaw a team of research analysts and had direct

The Funds	29

responsibility for managing several international equity portfolios as well as regional portfolios focusing on Asia. Ms. Trebbi has a Graduate Diploma from the London School of Economics and Political Science and a BS degree from the University of Florida. She is a CFA® charterholder and a member of the CFA Institute, the Investment Adviser Association, and also is a member of the South Florida Financial Analysts Society, where she served as President from 1994 to 1995.

Gary R. Clemons, President, GQC Corp., General Partner, began his career as an investment professional over 16 years ago. Most recently, he served as Deputy Director of Research and Executive Vice President at Templeton Investment Counsel in Ft. Lauderdale, where he managed $3 billion in international and global equities. From 1990 to 1993, he served as a research analyst and portfolio manager at Templeton Quantitative Advisors in New York, a subsidiary of Templeton International. Mr. Clemons holds an MBA from the University of Wisconsin—Madison and a BS degree from the University of Nevada—Reno. In addition, he served as an officer in the United States Marine Corps from 1981 to 1985. Mr. Clemons is a member of the South Florida Financial Analysts Society.

Charles Radtke, Senior Vice President, began his career as an investment professional 13 years ago. He currently serves as a research analyst at Mercator and is responsible for Latin America, and Emerging Europe, Middle East and Africa. Prior to Mercator, he served as a portfolio manager at INVESCO Global Asset Management in Atlanta from 2000 to 2007, most recently as a senior member of a team managing $18 billion of predominantly international equities. Mr. Radtke began his career in 1994 at Templeton Worldwide, serving as portfolio manager and analyst, and finally as Vice President. There he was responsible for $2 billion in international and global equities, and his research responsibilities included companies of both developed and emerging markets in Asia and Europe. Mr. Radtke holds an MBA from the University of Wisconsin and a BS degree from Marquette University. He is also a CFA® charterholder.

Robert Mazuelos, Senior Vice President, serves as a research analyst at Mercator and is responsible for the United Kingdom and Latin America. He joined Mercator in 2008 with 8 years of investment professional experience. Prior to joining Mercator, Mr. Mazuelos served as a Senior Vice President, portfolio manager and analyst at Hansberger Global Investors in Fort Lauderdale from 1995 to 2008. While managing $1.3 billion in assets, his research responsibilities included global sector and geographic coverage, with special emphasis on Latin America. Prior to Hansberger, Mr. Mazuelos was a performance analyst at Templeton Investment Counsel in Fort Lauderdale from 1991 to 1995. Mr. Mazuelos completed his MBA at Florida Atlantic University and earned a BS degree from the University of Florida. He also is a member of the CFA Society of South Florida.

INVESTMENT ADVISER
FOR THE MASTER PORTFOLIO
of the Stock Index Fund
Barclays Global Fund Advisors
45 Fremont Street
San Francisco, CA 94105

Barclays serves as the investment adviser to the Master Portfolio, the master portfolio in which the Stock Index Fund invests. Barclays and its predecessors have been managing funds since 1973. Barclays is an indirect subsidiary of Barclays Bank PLC. Barclays is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services.

The five members of the Master Portfolio Management Team that have the most significant day-to-day management responsibility are: Diane Hsiung, Greg Savage, Edward Corallo, Christopher Bliss and Jennifer Hsui.

Diane Hsiung is an employee of Barclays and Barclays Global Investors, N.A. (“BGI”) and has been a member of the Master Portfolio Management Team since January 2008. Ms. Hsiung has been a senior portfolio manager for Barclays and BGI since 2007 and a portfolio manager for Barclays and BGI from 2002 to 2006.

Greg Savage, CFA is an employee of Barclays and BGI and has been a member of the Master Portfolio Management Team since January 2008. Mr. Savage has been a senior portfolio manager for Barclays and BGI since 2006 and a portfolio manager for Barclays and BGI from 2001 to 2006.

30	The Funds

Edward Corallo is an employee of Barclays and BGI and has been a member of the Master Portfolio Management Team since May 2009. Mr. Corallo has been the head of portfolio management in the Index Equity Group since 2007. Prior to that time, he was a senior portfolio manager for Barclays and BGI from 2001 to 2007.

Christopher Bliss, CFA is an employee of Barclays and BGI and has been a member of the Master Portfolio Management Team since May 2009. Mr. Bliss has been a senior portfolio manager for BGI since 2005 and a portfolio manager for BGI from 2004 to 2005.

Jennifer Hsui, CFA is an employee of Barclays and BGI and has been a member of the Master Portfolio Management Team since May 2009. Ms. Hsui has been a senior portfolio manager for BGI since 2007 and a portfolio manager for BGI from 2006 to 2007. Prior to joining BGI, Ms. Hsui was a research analyst for RBC Capital Markets from 2003 to 2006.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in Homestead Funds and the Master Portfolio.

BOARD OF DIRECTORS
The Board of Directors establishes Homestead Funds’ corporate policies and monitors Fund performance. For a listing of current board members, see the latest annual or semi-annual report or SAI, which you can request by calling 1-800-258-3030 or by visiting www.homesteadfunds.com.

DISTRIBUTOR
RE Investment Corporation
4301 Wilson Boulevard
Arlington, VA 22203

TRANSFER AGENT
NFDS, Inc. (doing business as BFDS)
P.O. Box 219486
Kansas City, MO 64121-9486

The transfer agent processes transactions, disburses distributions and provides recordkeeping services for Homestead Funds.

CUSTODIAN
State Street Bank and Trust Company serves as the custodian for all of the Funds.

DISCLOSURE OF PORTFOLIO SECURITIES
A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI, which you can request by calling 1-800-258-3030 or by visiting www.homesteadfunds.com.

For all of the Funds, a complete list of portfolio securities is included with the annual and semi-annual reports for the periods ending December 31 and June 30, respectively. These reports are delivered to shareholders and posted online at www.homesteadfunds.com approximately 60 days after the period end.

For the periods ending March 31 and September 30, a complete list of each Fund’s portfolio securities is posted online at www.homesteadfunds.com approximately 60 days after the period end.

The Funds	31

Distribution Schedule

Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions are generally taxable to non-retirement account investors. We will mail you IRS Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. Distributions are declared and paid according to the following schedule:

INTEREST INCOME
Daily Income Fund
Declared daily and paid monthly

Short-Term Government Securities Fund
Declared daily and paid monthly

Short-Term Bond Fund
Declared daily and paid monthly

Stock Index Fund
Declared and paid annually

Value Fund
Declared and paid semi-annually

Growth Fund
Declared and paid annually

Small-Company Stock Fund
Declared and paid annually

International Value Fund
Declared and paid annually

CAPITAL GAINS
All Funds
If any, declared and paid annually, more frequently if necessary.

32	The Funds

Taxes

As with any investment, you should consider how your investment in any Fund will be taxed.

TAXES ON DIVIDENDS AND DISTRIBUTIONS
Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, ordinary income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to noncorporate investors. A portion of ordinary income dividends paid by a Fund to noncorporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregate qualified dividend income received by a Fund. Certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

TAXES ON TRANSACTIONS
Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

BACKUP WITHHOLDING
If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

BUYING A DIVIDEND
If you buy shares just before a Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

The Funds	33

Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five years of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the annual report. If you would like to receive a copy of the latest annual report which includes complete financials and footnotes, please call 1-800-258-3030.

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	0.02	0.05	0.04	0.02	0.01	(a,b)
Net realized and unrealized gain (loss) on investments	— (c)	—	—	—	—
Capital contribution	— (c)	—	—	—	—

Total from investment operations	0.02	0.05	0.04	0.02	0.01

Distributions
Net investment income	(0.02)	(0.05)	(0.04)	(0.02)	(0.01)
Net realized gain	—	—	—	—	—

Total distributions	(0.02)	(0.05)	(0.04)	(0.02)	(0.01)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	2.14%	4.62%	4.37%	2.49%	0.65	%(a,b)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$182,011	$149,303	$127,625	$105,123	$90,279
Ratio of gross expenses before voluntary expense limitation to average net assets	0.69%	0.71%	0.74%	0.76%	0.79%
Ratio of net investment income to average net assets	2.08%	4.52%	4.30%	2.48%	0.66	%(a,b)
Ratio of expenses to average net assets	0.69%	0.71%	0.74%	0.76%	0.75	%(a,b)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

(c)	Less than $0.01 per share.

34	The Funds

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$5.17	$5.10	$5.06	$5.11	$5.16

Income from investment operations
Net investment income (a)	0.16	0.20	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.10	0.07	0.05	(0.05)	(0.05)

Total from investment operations	0.26	0.27	0.19	0.08	0.05

Distributions
Net investment income	(0.16)	(0.20)	(0.14)	(0.13)	(0.10)
Net realized gain	(0.01)	—	(0.01)	— (b)	—

Total distributions	(0.17)	(0.20)	(0.15)	(0.13)	(0.10)

NET ASSET VALUE, END OF YEAR	$5.26	$5.17	$5.10	$5.06	$5.11

TOTAL RETURN (a)	5.16%	5.50%	3.87%	1.65%	1.03%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$56,354	$39,463	$40,779	$39,953	$43,296
Ratio of gross expenses before voluntary expense limitation to average net assets	0.82%	0.87%	0.87%	0.83%	0.82%
Ratio of net investment income to average net assets (a)	3.06%	4.00%	2.89%	2.59%	1.98%
Ratio of expenses to average net assets (a)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	50%	47%	30%	31%	41%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

The Funds	35

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Period

	Year Ended December 31, 2007
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$5.17	$5.16	$5.13	$5.17	$5.23

Income from investment operations
Net investment income (a)	0.27	0.22	0.19	0.16	0.15	(b)
Net realized and unrealized gain (loss) on investments	(0.45)	0.01	0.03	(0.04)	(0.06)

Total from investment operations	(0.18)	0.23	0.22	0.12	0.09

Distributions
Net investment income	(0.27)	(0.22)	(0.19)	(0.16)	(0.15)
Net realized gain	—	—	—	—	—

Total distributions	(0.27)	(0.22)	(0.19)	(0.16)	(0.15)

NET ASSET VALUE, END OF YEAR	$4.72	$5.17	$5.16	$5.13	$5.17

TOTAL RETURN (a)	(3.52)%	4.62%	4.38%	2.29%	1.65	%(b)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$204,332	$228,591	$208,482	$199,441	$202,388
Ratio of gross expenses before voluntary expense limitation to average net assets	0.81%	0.82%	0.84%	0.83%	0.82%
Ratio of net investment income to average net assets (a)	5.49%	4.33%	3.71%	3.04%	2.75	%(b)
Ratio of expenses to average net assets (a)	0.80%	0.80%	0.80%	0.80%	0.75	%(b)
Portfolio turnover rate	56%	41%	40%	34%	45%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

36	The Funds

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$10.94	$10.57	$9.30	$9.03	$8.29

Income from investment operations
Net investment income	0.17	0.15	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	(4.25)	0.37	1.27	0.27	0.74

Total from investment operations	(4.08)	0.52	1.40	0.38	0.84

Distributions
Net investment income	(0.22)	(0.15)	(0.13)	(0.11)	(0.10)
Net realized gain	—	—	—	—	—

Total distributions	(0.22)	(0.15)	(0.13)	(0.11)	(0.10)

NET ASSET VALUE, END OF YEAR	$6.64	$10.94	$10.57	$9.30	$9.03

TOTAL RETURN	(37.41)%	4.91%	15.01%	4.23%	10.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$39,786	$62,332	$56,508	$47,547	$44,364
Ratio of gross expenses before voluntary expense limitation to average net assets	0.59%	0.64%	0.68%	0.64%	0.75%
Ratio of net investment income to average net assets	1.82%	1.44%	1.32%	1.25%	1.31%
Ratio of expenses to average net assets	0.59%	0.64%	0.68%	0.64%	0.75%
Portfolio turnover rate (a)	N/A	N/A	N/A	N/A	N/A

(a)	See Appendix A for the 2008 portfolio turnover of the S&P 500 Index Master Portfolio.

The Funds	37

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$35.48	$35.94	$32.78	$30.44	$27.52

Income from investment operations
Net investment income	0.59	0.83	0.57	0.42	0.35
Net realized and unrealized gain (loss) on investments	(13.45)	0.37	5.25	2.90	3.68

Total from investment operations	(12.86)	1.20	5.82	3.32	4.03

Distributions
Net investment income	(0.59)	(0.83)	(0.57)	(0.42)	(0.35)
Net realized gain	—	(0.83)	(2.09)	(0.56)	(0.76)

Total distributions	(0.59)	(1.66)	(2.66)	(0.98)	(1.11)

NET ASSET VALUE, END OF YEAR	$22.03	$35.48	$35.94	$32.78	$30.44

TOTAL RETURN	(36.43)%	3.25%	17.82%	10.94%	14.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$422,740	$723,406	$649,478	$469,598	$402,346
Ratio of net investment income to average net assets	1.96%	2.23%	1.68%	1.33%	1.23%
Ratio of expenses to average net assets	0.70%	0.66%	0.71%	0.76%	0.82%
Portfolio turnover rate	6%	4%	13%	8%	8%

38	The Funds

FINANCIAL HIGHLIGHTS: Growth Fund
For a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2008		2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$5.87		$5.22	$5.06	$5.44	$5.00

Income from investment operations
Net investment loss	(0.03)		(0.05)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.37)		0.91	0.35	0.04	0.46

Total from investment operations	(2.40)		0.86	0.28	(0.02)	0.44

Distributions
Net investment income	—		—	—	—	—
Net realized gain	(0.16)		(0.21)	(0.12)	(0.36)	—

Total distributions	(0.16)		(0.21)	(0.12)	(0.36)	—

NET ASSET VALUE, END OF YEAR	$3.31		$5.87	$5.22	$5.06	$5.44

TOTAL RETURN	(40.93	)%(a)	17.55%	5.48%	0.07%	8.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$6,707		$9,001	$6,776	$6,851	$6,816
Ratio of gross expenses before voluntary expense limitation to average net assets	1.30%		1.26%	1.50%	1.43%	1.50%
Ratio of net investment income (loss) to average net assets	(0.61	)%(a)	(0.93)%	(1.16)%	(1.07)%	(0.44)%
Ratio of expenses to average net assets	0.93	%(a)	1.26%	1.50%	1.43%	1.50%
Expense ratio of underlying exchange traded fund	0.18	%(b)	0.20%	0.20%	0.20%	0.20%
Effective expense ratio	1.11%		1.46%	1.70%	1.63%	1.70%
Portfolio turnover rate	96	%(c)	19%	27%	26%	55%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers. On April 29, 2008 the Expense Limitation Agreement was revised from 1.50% to 0.75%. Further, on December 5, 2008, the Expense Limitation Agreement was revised from 0.75% to 0.95%.

(b)	On December 5, 2008, the Nasdaq-100 Index Tracking Stocksm Fund changed its name, investment strategy and objective. At that time the Fund sold its entire position in PowerShares QQQ, the underlying exchange traded fund. The expense ratio of the underlying exchange traded fund is prorated for January 1, 2008 to December 4, 2008.

(c)	The portfolio turnover is unusually high because on December 5, 2008, the Nasdaq-100 Tracking Stocksm Fund (renamed the “Growth Fund”) sold its entire position in the PowerShares QQQ and invested the entire portfolio in individual securities in accordance with the Fund’s new investment strategy and objective.

The Funds	39

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2008	2007	2006	2005	2004

NET ASSET VALUE, BEGINNING OF YEAR	$18.16	$19.06	$17.00	$15.69	$13.89

Income from investment operations
Net investment income (loss)	0.11	0.19	0.23	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	(6.35)	0.06	2.60	1.44	1.85

Total from investment operations	(6.24)	0.25	2.83	1.49	1.84

Distributions
Net investment income	(0.11)	(0.19)	(0.23)	(0.05)	—
Net realized gain	—	(0.96)	(0.54)	(0.13)	(0.04)

Total distributions	(0.11)	(1.15)	(0.77)	(0.18)	(0.04)

NET ASSET VALUE, END OF YEAR	$11.81	$18.16	$19.06	$17.00	$15.69

TOTAL RETURN	(34.33)%	1.36%	16.69%	9.52%	13.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$45,041	$66,910	$63,515	$47,871	$38,937
Ratio of gross expenses before voluntary expense limitation to average net assets	1.25%	1.19%	1.23%	1.30%	1.37%
Ratio of net investment income (loss) to average net assets	0.73%	0.99%	1.29%	0.34%	(0.07)%
Ratio of expenses to average net assets	1.25%	1.19%	1.23%	1.30%	1.37%
Portfolio turnover rate	26%	18%	5%	9%	6%

40	The Funds

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2008		2007		2006		2005		2004

NET ASSET VALUE, BEGINNING OF YEAR	$9.84		$9.72		$7.79		$9.48		$8.36

Income from investment operations
Net investment income	0.23		0.36	(a)	0.05	(a)	0.36		0.07	(a)
Net realized and unrealized gain on investments	(3.68)		0.44		1.96		1.00		1.40
Capital contribution	—		—		—		—		0.03

Total from investment operations	(3.45)		0.80		2.01		1.36		1.50

Distributions
Net investment income	(0.37)		(0.29)		(0.07)		(0.16)		(0.15)
Net realized gain	(0.12)		(0.39)		(0.01)		(2.89)		(0.23)

Total distributions	(0.49)		(0.68)		(0.08)		(3.05)		(0.38)

NET ASSET VALUE, END OF YEAR	$5.90		$9.84		$9.72		$7.79		$9.48

TOTAL RETURN	(35.43	)%(a)	8.21	%(a)	25.79	%(a)	14.31%		17.94	%(a,b)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (thousands)	$92,716		$140,971		$91,903		$13,081		$7,439
Ratio of gross expenses before voluntary expense limitation to average net assets	1.01%		1.00%		1.04	%(d)	1.21	%(c,d)	1.76	%(c)
Ratio of net investment income to average net assets	2.73	%(a)	2.81	%(a)	0.95	%(a)	3.76%		0.90	%(a)
Ratio of expenses to average net assets	0.98	%(a)	0.99	%(a)	0.99	%(a,d)	1.21	%(c,d)	1.50	%(a,c)
Portfolio turnover rate	25%		22%		55%		1%		N/A	(e)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)	Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(d)	Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005—June 11, 2006.

(e)	The International Value Fund was a feeder of the State Street MSCI® EAFE® Index Portfolio. Portfolio turnover was calculated for the master portfolio, not the feeder fund.

The Funds	41

Investing Directly with Homestead Funds

You pay no commissions when you buy, sell or exchange shares directly from the distributor, RE Investment Corporation.

The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

With the exception of the Daily Income Fund, Short-Term Government Securities Fund and the Short-Term Bond Fund, if you exchange or sell shares that were recently acquired, your transaction may be subject to a redemption fee. Refer to “Fund Pricing, Policies and Fees” for more information about this fee.

WHO MAY BUY SHARES
Homestead Funds are offered to U.S. citizens and resident aliens. In accordance with the USA PATRIOT Act, we will take steps to confirm your identity upon receipt of your account application. You also may be asked to provide documents that may help to establish your identity, such as a Social Security Card. You must provide us with a valid Social Security or Taxpayer Identification Number (“TIN”) and a physical address of residence (not a P.O. Box).

When you open an account for an entity, you will be asked for the name of the entity, its principal place of business and TIN and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security Number. You also may be asked to provide documents, such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.

HOW TO BUY SHARES
You may buy shares by mail or phone, through an automatic investment plan or a financial intermediary, as explained below.

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to Homestead Funds or by Fed wire or ACH transfer from an account held at a U.S. financial institution. If you authorize your bank to send us a Fed wire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. An ACH transfer usually takes two to three business days. See “Acceptable Forms of Payment” for more information on payment methods.

Initial Investment
For non-retirement accounts, there is a $500 account minimum. For IRA accounts, there is a $200 account minimum. Minimum investment amounts are waived for participants in the Automatic Investment Plan.

By Mail
Send a completed account application and a personal or business check (if investing in an account registered to that business entity) for the amount of your investment made payable to “Homestead Funds” to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

By Phone
New investors must first complete an account application. On the day you expect to send your investment, call us at 1-800-258-3030 to confirm receipt of your account application and to get the information your bank will need in order to send a Fed wire or ACH transfer to your Fund account.

Through an Automatic Investment Plan
Complete an account application to authorize this service. Mail your completed account application to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

See “Automatic Investment/Exchange/Redemption Plans” for more information on this service.

42	Account Management and Services

Subsequent Investment
No minimum investment amount.

By Mail
Send a personal or business check (if investing in an account registered to that business entity) payable to “Homestead Funds” to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

Be sure to write your account number on the check and tell us which Funds you are investing in.

By Phone
Call us at 1-800-258-3030 to send money by Fed wire or ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares by phone.

Online
Log on to your account at www.homesteadfunds.com. Online purchases are made by ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares online.

HOW TO EXCHANGE SHARES
An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event.

By Mail
Send a letter to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

Include the names of the Funds you’re exchanging from and to and the account numbers. Tell us the dollar amount, percent of account or number of shares you wish to exchange. If you are exchanging shares between differently registered accounts, your signature may need to be guaranteed. See “Fund Pricing, Policies and Fees” for more information.

By Phone
Call us at 1-800-258-3030. You must have telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.

Online
Log on to your account at www.homesteadfunds.com. To use this service, you must have telephone exchange privileges. Online exchanges can be made only between identically-registered accounts.

HOW TO SELL SHARES
You may sell shares by mail, phone, online or by check, or through a financial intermediary, as explained below.

Redemption proceeds can be sent by check or deposited directly in your bank account. If you authorize us to send a Fed wire, money will typically be deposited in your bank account on the next business day. An ACH transfer usually takes two to three business days. We charge a nominal fee to send a Fed wire or to have redemption proceeds sent by overnight mail and no fee to send an ACH transfer.

By Mail
Send a letter of instruction to:
Homestead Funds
c/o BFDS
P.O. Box 219486
Kansas City, MO 64121-9486

Include the name of the Fund you’re redeeming from and the account number. Tell us the dollar amount, percent of your account or number of shares you wish to sell. For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of income tax. If no amount is elected, we will automatically withhold 10% (excluding Roth IRA accounts).

A signature guarantee is required if you are redeeming $50,000 or more from any one Fund in any one account. Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, and deferred compensation accounts registered to NRECA member systems are exempt from this requirement. There are other special cases in which a signature guarantee may be required. See “Fund Pricing, Policies and Fees.”

By Phone
Call us at 1-800-258-3030. You must have telephone redemption privileges. To have proceeds sent by Fed wire or ACH transfer, you must also have current bank information on file with us. For any one Fund in any one account, redemptions are limited to less than $50,000 per day. For IRA accounts, telephone redemptions are only accepted if the account owner is age 59 1/2 or older.

Account Management and Services	43

Requests for premature distributions from IRA accounts must be made in writing.

Online
Log on to your account at www.homesteadfunds.com. To use this service, you must have telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. You may not make an online redemption from an IRA account. For any one Fund in any one account, redemptions are limited to less than $50,000 per day.

By Check
Daily Income Fund shareholders including IRA investors age 59 1/2 or older may also write checks against their account. See “Checkwriting” for more information.

ACCEPTABLE FORMS OF PAYMENT
Personal and business checks
Checks must be written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information. To protect the Funds from fraud, we do not accept third party checks, bank account starter checks or credit card convenience checks. In keeping with our anti-money laundering policies, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler’s checks, cashier’s checks and bearer bonds.

Fed Wires and ACH transfers
Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers, bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.

Homestead Funds and its distributor reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

DETERMINATION OF “GOOD ORDER” FOR PURCHASES
Purchases are not binding on Homestead Funds or its distributor and are not considered received until they are received by the transfer agent in “good order.” For the Daily Income Fund, investments made by Fed wire are considered to be in “good order” upon the transfer agent’s receipt of the wire. Daily Income Fund investments made by other methods, including personal check and ACH transfer, must be converted to federal funds before we consider them to be in “good order.” Checks drawn on banks that are members of the Federal Reserve system generally are converted to federal funds within one business day. Checks drawn on non-member financial institutions may take longer. Investments made to other Homestead Funds are considered to be in “good order” when received.

HOW WE HANDLE INCOMPLETE INSTRUCTIONS
If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don’t receive further instructions within a reasonable period of time, we will return your request and any checks sent with it.

CLEARING PERIOD FOR CHECKS
If you instruct us to redeem shares recently purchased by personal or business check, your redemption payment will be held until your purchase check has cleared. This usually takes no more than 10 days from our receipt of the purchase check. Your transaction will be priced on the day the transfer agent receives your redemption request in “good order.”

44	Account Management and Services

Investing Through a Financial Intermediary

Contact your financial intermediary for a complete description of its fees, policies and procedures.

You may be able to purchase and sell shares of Homestead Funds from a financial intermediary. Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include:

•	minimum investment requirements

•	exchange policies

•	Fund choices

•	cutoff time for investments

•	trading restrictions

In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with Homestead Funds, RE Advisers or the Funds’ distributor, RE Investment Corporation. Copies of the Funds’ annual report, semi-annual report, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.

Homestead Funds and its distributor, RE Investment Corporation, have authorized certain financial intermediaries to accept orders on the Funds’ behalf. Homestead Funds has selling or service agreements with these financial intermediaries, requiring them to record the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on a Fund’s behalf before the time the net asset value of that Fund is determined in order to receive that day’s share price. If those orders are transmitted to Homestead Funds and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.

Account Management and Services	45

Managing Your Account

IMPORTANT ADDRESSES
AND PHONE NUMBERS
Send transaction instructions and account inquiries to . . .

Regular Mail—	Homestead Funds c/o BFDS P.O. Box 219486 Kansas City, MO 64121-9486

Overnight Mail—	Homestead Funds c/o BFDS 330 W. 9th Street, 1st Floor Kansas City, MO 64105-1514 Attention: Shareholder Services

Send requests for general Fund information and sales literature to . . .
Homestead Funds
4301 Wilson Boulevard, IFS8-305
Arlington, VA 22203
Attention: Investments Division

To reach a Homestead Funds client service associate by phone, call . . .
1-800-258-3030

Our fax number is . . .
1-703-907-5606

Shareholders are responsible for confirming receipt. We will not accept a signature guarantee sent by fax.

Homestead Funds’ website can be found at www.homesteadfunds.com.

24-HOUR, AUTOMATED TELEPHONE SERVICE
To hear a recording of the Funds’ most recent net asset values or to get account information, call 1-800-258-3030. Information is available 24 hours a day, seven days a week.

DAYS AND HOURS OF OPERATION
You may buy, sell or exchange shares on any day the New York Stock Exchange is open. The Exchange is closed on weekends and major holidays.

Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you’ve established telephone privileges, representatives can take your instructions to buy, sell (non-retirement accounts only) or exchange shares over the phone. Telephone transactions must be made before 4:00 p.m. ET to be priced at the Fund’s closing price on that business day.

ACCOUNT STATEMENTS
Confirmation  We send a confirmation statement when you buy or sell shares. Confirmations show the date of the transaction, number of shares involved and share price. Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan.

Account Statement    We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return.

Statement Requests    If you misplace documents needed for tax preparation or other purposes, we can send copies. Please allow three weeks for delivery. Homestead Funds’ transfer agent may charge a fee to provide copies of account statements or research for years prior to 2004.

FUND REPORTS
Reports include a summary of the financial markets, an explanation of Fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.

ELECTRONIC DOCUMENT DELIVERY
Shareholders can choose to receive some communications, including Fund reports and the prospectus, electronically instead of receiving hardcopy

46	Account Management and Services

mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it’s faster than postal delivery. Sign up for electronic document delivery online at www.homesteadfunds.com.

TELEPHONE/ONLINE TRANSACTION
PRIVILEGES
If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 1-800-258-3030) or online (at www.homesteadfunds.com). See “How to Buy, Exchange and Sell Shares” for transaction instructions.

How to Authorize   Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.

Daily Redemption Limit   Redemptions made by phone or online are limited to less than $50,000 per day from any one Fund in any one account. For redemptions of $50,000 or more, a signature guarantee is needed, as discussed above; therefore you would need to send us your instructions by mail.

Busy Periods   We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online or sending your transaction instructions by overnight mail. See “Important Addresses and Phone Numbers” for the overnight mailing address.

Safeguards and Limits to Liability   Homestead Funds and BFDS, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believes to be genuine.

AUTOMATIC INVESTMENT/EXCHANGE/
REDEMPTION PLANS
To participate in any of these programs, complete an Automatic Transactions Sign-Up Form. Automatic purchases made by ACH transfer, exchanges and redemptions occur on or about the 20th day of each month. We cannot accommodate requests to process transactions on a different day.

Automatic Investment (By ACH Transfer)   You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Automatic Investment (By Payroll Deduction)   You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. You determine the amount to invest. Money is invested when received from the sender, which usually is one or two business days after your check is issued but will vary according to the transfer method. Check with your employer to be sure that they are able to accommodate payroll deduction plans before you establish this service.

Automatic Exchange   You can exchange shares of your Homestead Funds accounts automatically. You may elect an exchange frequency of either monthly or quarterly. There is a $25 minimum for automatic exchanges.

Automatic Redemption   You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

For IRAs   If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In order to make automatic withdrawals from an IRA, you must be age 59 1/2 or older.

CHECKWRITING
Eligibility   Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write

Account Management and Services	47

checks only if you meet the IRA age requirement for distributions (59 1/2 or older). You may sign-up for this service when you open your account or add it to an existing account by completing an Account Services Form.

Minimum Amount   Checks must be written for $100 or more. No taxes will be withheld from check amounts.

Ordering Checks   If you elect checkwriting on your account application and fund your account by check or wire, you receive your first book of checks automatically. To request additional checks, call 1-800-258-3030. There is a nominal charge for checkbooks. This charge is automatically deducted from your Daily Income Fund account.

Check Processing and Stop Payments   Checks are processed by our transfer agent, BFDS. To stop payment on a check, call 1-800-258-3030. BFDS does not charge a fee to process checks or stop payment on a check.

Checks Written against Newly Opened Accounts
If you opened your account with a personal, corporate or government check, there is a clearing period of typically no more than 10 days. If you attempt to write a redemption check before your investment check has cleared, your redemption check will be returned for insufficient funds.

Insufficient Funds   If you write a check for an amount that exceeds your Daily Income Fund account balance your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Funds accounts to cover your check.

TYPES OF ACCOUNTS
Account applications are available online at www.homesteadfunds.com or call us at 1-800-258-3030.

Regular Accounts   You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust, corporate, partnership or other entity.

Retirement Accounts   You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 1-800-258-3030 or go to www.homesteadfunds.com.

Coverdell Education Savings Accounts   You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.

Employer-Sponsored Plans   Your employer may offer Homestead Funds as investment options available to participants in a 401(k) or 457 (deferred compensation) plan. If your employer’s plan does not offer Homestead Funds, ask your plan administrator to call us at 1-800-258-3030.

48	Account Management and Services

Fund Pricing, Policies and Fees

WHEN TRANSACTIONS ARE PRICED
Investments, exchanges and redemptions received in “good order” on business days before 4:00 p.m. ET are priced at the Fund’s net asset value as of the market’s close on that day. Transactions received at or after 4:00 p.m. ET will be priced at the Fund’s net asset value as of the market’s close on the next business day. Each Fund reserves the right to authorize certain financial intermediaries to accept orders to buy shares on its behalf. When financial intermediaries receive transaction instructions in “good order,” the order is considered as being placed with the Fund’s transfer agent, and shares will be bought at the next-determined net asset value per share, calculated after the order is received by the financial intermediary. We cannot accommodate requests to process transactions on a specified date.

HOW FUND PRICES ARE DETERMINED
Each Fund’s net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

When Calculated
Each Fund’s net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. ET). Net asset values per share are calculated every day the New York Stock Exchange is open for trading. The Exchange is closed on weekends and major holidays.

Valuation Methodology (Daily Income Fund)
The Daily Income Fund’s net asset value is expected to be a constant $1.00 per share, although this value is not guaranteed. For purposes of calculating the Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, which does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

Valuation Methodology (All Other Funds)
Portfolio securities are valued primarily based on market quotations. If market quotations are not available or do not accurately reflect fair value for a security, the securities will be priced at fair value as determined in good faith using methods approved by the Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Commercial paper with remaining maturities of 60 days or less at the time of purchase shall be valued at amortized cost, absent any unusual circumstances.

One example is an event that materially affects the value of a security, such as to the extent that the International Value Fund’s assets are traded in other markets on days when the Fund is not open for business, the value of the Fund’s assets may be affected on those days. In addition, trading in some of the International Fund’s assets may not occur on days when the Fund is open for business.

The net asset value of the Stock Index Fund is the net asset value of the Master Portfolio, minus the expenses of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed online using the EDGAR database on the SEC’s website at http://www.sec.gov.

Account Management and Services	49

SIGNATURE AUTHENTICATION
This section describes Homestead Funds’ Medallion Stamp Signature Guarantee and Signature Validation Program Stamp (“Stamps”) policies. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

For some transactions (financial and non-financial), we require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a Signature Validation Program Stamp (for non-financial transactions) or a Medallion Stamp Signature Guarantee (for financial transactions). Both types of Stamps can be obtained from any eligible guarantor including banks, broker/dealers and credit unions. Please check with your guarantor to determine what documentation they require to provide the necessary Stamp. All account owners must sign the documents in front of the representative issuing the Stamp.

Homestead Funds may require a Signature Validation Program Stamp or a Medallion Stamp Signature Guarantee in circumstances other than those referenced below. Please contact us if you have a question as to whether your transaction requires a Stamp.

Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, are exempt from this requirement.

Non-Financial Transactions
For some types of non-financial transactions, we require a Signature Validation Program Stamp. Examples include:

•	Changing your name.

•	Changing or adding to the bank account information we have on file.

•	Changing the beneficiary for a non-retirement account established with transfer-on-death instructions

•	Changing or removing the custodian on an UGMA/UTMA account.

In the event your guarantor does not use the Signature Validation Program Stamp, you should request that they use their Medallion Stamp Signature Guarantee instead.

Financial Transactions
Medallion Stamp Signature Guarantees are required for some types of financial transactions, as noted below. We will not accept a guarantee from a notary in lieu of a Medallion Stamp because notaries do not compensate you or Homestead Funds in case of fraud.

Examples include when you:

•	Send written instructions to redeem amounts of $50,000 or more from any one Fund in any one account.

•	Instruct us to send redemption proceeds or Fund distributions to an address other than your address of record or to a bank account other than your bank account of record.

•	Instruct us to make a redemption check payable to someone other than the account owner of record.

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Instruct us to change your address and in the same letter of instruction request a redemption with proceeds to be sent by check to the new address.

•	Instruct us to add or change bank account information and request a redemption to the new bank account information on the same day.

•	Instruct us to exchange shares between differently registered accounts, except for the following types of exchanges:

•	Required Minimum Distribution from an IRA account exchanged to a regular individual account registered to the same Social Security Number.

•	Required Minimum Distribution from an IRA account exchanged to a joint account that includes the IRA owner within the registration.

•	Redemptions from regular accounts exchanged to an IRA account (Traditional or Roth) registered to the same Social Security Number.

•	Instruct us to transfer assets from Homestead Funds to another custodian if the amount to be transferred is $250,000 or more. We do not require a signature guarantee if transferring assets to Homestead Funds; however the releasing custodian may.

50	Account Management and Services

•	Change your account registration (for example, from a jointly registered account to an individually registered account).

•	Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).

Medallion Stamp Signature Guarantees: When Needed For Cooperative Benefit Plan Accounts Registered to NRECA Member Systems

A Medallion Stamp Signature Guarantee is required when you:

•	Instruct us to send redemption proceeds or Fund distributions to an address other than the address of record or to a bank account other than the bank account of record.

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Request a transfer of assets to another institution.

MINIMUM ACCOUNT SIZE
This section describes Homestead Funds’ minimum account requirements. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA accounts) as the result of redemptions, or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum required amount.

RISKS ASSOCIATED WITH MARKET TIMING
Frequent trading of Fund shares increases the Funds’ administrative expenses. It also may interfere with efficient Fund management and increase the costs associated with trading securities held in Fund portfolios. Under certain circumstances, frequent trading also may dilute the returns earned by the Funds’ other shareholders.

Homestead Funds discourages short-term trading and the Funds’ Board of Directors has adopted policies and procedures intended to deter frequent trading of Fund shares, as described in the following section. These policies and procedures are designed to protect shareholders by limiting frequent short-term trading of Fund shares. These measures should effectively deter excessive short-term trading; however, the Funds cannot completely prevent market-timing activity. There is no guarantee that shareholders will not attempt to use the Funds as market-timing vehicles.

POLICIES AND PROCEDURES INTENDED TO DISCOURAGE MARKET TIMING
The Funds reserve the right to modify these policies and procedures at any time without advance notice to shareholders. In addition, the Funds reserve the right to reject any investment or exchange request at any time for any reason.

Fee for Short-Term Redemptions
The Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund each impose a 2% redemption fee on shares sold (either by making a redemption or by exchanging into another Fund) within 30 days of purchase.

The redemption fee applies to shares purchased and sold within 30 days after purchase. The fee does not apply to:

•	Shares held more than 30 days. Shares held the longest always will be redeemed first.

•	Redemptions/exchanges from the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund.

•	Reinvestment of Fund distributions (dividends and capital gains).

•	Transactions made as part of an automated investment, exchange or withdrawal plan.

How Paid
For transactions subject to a redemption fee, the amount of the fee is withheld from the amount redeemed/exchanged. Redemption fees are paid to the Fund from which the redemption was made and not to RE Advisers or RE Investment Corporation.

Account Management and Services	51

IRA AND EDUCATION SAVINGS ACCOUNT ANNUAL MAINTENANCE FEE
Homestead Funds’ custodian charges a $13.00 annual account maintenance fee for IRA and Education Savings Accounts (“ESA”). The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.

A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Funds held in each account.

PRIVACY POLICY
An important part of the relationship we have with our investors is the information you share with us. We want you to know how we treat your private information.

As you will read, we keep personal information such as your Social Security Number and account balances confidential. We take steps to safeguard this data from anyone who should not have access to it. We do not sell this information to anyone.

In your dealings with Homestead Funds, you can expect that we will take the steps outlined below to keep the information we have about our customers confidential and secure.

Our Privacy Policy
In providing financial services and products to you, we collect certain nonpublic personal information about you. Our policy is to keep this information confidential and strictly safeguarded, and to use or disclose it only as needed to provide services to you, or as permitted by law. Protecting your privacy is important to us.

Information We Collect
The nonpublic personal information we have about you includes what you give us when you open an account, buy shares of one of our mutual funds or communicate with us. This could include

•	your name and address

•	Social Security Number

•	investment objectives and experience

•	financial circumstances

•	employment

•	account balance and account transactions.

Information We Disclose
We disclose nonpublic personal information about you only to our affiliates or to third parties that we hire to help us provide products and services to you, or as permitted by law or authorized by you. We do not sell your personal information to anyone.

How Information Is Used
We use information about you to provide our financial products and services to you, such as managing your investment account. We share this information among the Homestead Funds and with affiliated companies. We also may disclose it to third parties as permitted by law, including the outside broker-dealers, custodians, administrators, transfer agents, accountants or attorneys that we need to use to provide our services to you. From time to time, we must give information about our business to regulatory authorities. This may include personal information about you.

We do not sell personal non-public information about our clients, customers or fund shareholders.

How Information Is Safeguarded
We have procedures in place that we believe are reasonably designed to protect the security and confidentiality of your information. These include confidentiality agreements with companies we hire to help us provide services to you, password-protected user access to our computer files and strict confidentiality policies that apply to all Homestead Funds personnel.

If you would like more information about Homestead Funds privacy policy, please call us at 1-800-258-3030. Representatives are available on weekdays from 8:30 am to 5:00 pm. ET.

52	Account Management and Services

Appendix A — S&P 500 Index Master Portfolio*

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 12/31/08
S&P 500 Index Master Portfolio	–36.86%	–2.18%	–1.42%
Standard & Poor’s 500 Index	–37.00%	–2.19%	–1.38%

PORTFOLIO TURNOVER RATE
year ended 12/31/08
	8%

Standard & Poor’s 500 Index is an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

*The returns of the S&P 500 Index Master Portfolio are being provided to illustrate the past performance of the Master Portfolio. Investors should not consider this performance data as an indication of future performance of the Master Portfolio or the Stock Index Fund. The performance does not reflect after tax returns, nor do these returns reflect any expenses of the Stock Index Fund. If the expenses of the Stock Index Fund had been included, performance would have been lower.

Appendix A	53

Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

for more information

The Statement of Additional Information (“SAI”) describes other Fund management procedures and investment policies. It is incorporated by reference into this prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 1-800-258-3030. The Funds’ SAI and annual and semi-annual reports also are available online at www.homesteadfunds.com. The Funds’ SAI and annual and semi-annual reports may also be available from financial intermediaries through which shares of the Funds may be purchased or sold.

You can review and copy information about the Funds (including this prospectus, the SAI and the annual and semi-annual reports) at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the Commission at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds also are available in the EDGAR Database on the SEC’s website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You also can obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

electronic document delivery

Shareholders can choose to receive some communications, including the annual and semi-annual reports and the prospectus, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep fund expenses down by reducing printing and postage costs and it’s faster than postal delivery. Sign up for electronic document delivery online at www.homesteadfunds.com.

For purposes of any electronic version of this prospectus, all all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

Investment Company Act File No. 811-06136

HOMESTEAD FUNDS, INC.
4301 Wilson Boulevard
Arlington, VA 22203
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Value Fund (HISIX)
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2009
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds, Inc. (“Homestead Funds”) dated May 1, 2009, which may be obtained by contacting Homestead Funds at 1-800-258-3030 or downloaded from the website at www.homesteadfunds.com. The audited financial statements included in Homestead Funds’ most recent annual report are incorporated by reference into this SAI and may be obtained by calling the toll free number above or visiting the website.
TABLE OF CONTENTS
General Information and History
Investment Restrictions
Description of Certain Investments and Strategies
Management of Homestead Funds
Code of Ethics
Proxy Voting Policies and Procedures
Principal Holders of Securities
Investment Management and Other Services
Portfolio Managers
Custodian and Transfer Agent
Brokerage Allocation and Other Practices
Purchase and Redemption of Fund Shares Being Offered
Determination of Net Asset Value
Distribution of Shares
Disclosure of Portfolio Holdings
Taxes
Corporate Matters
Independent Registered Public Accounting Firm
Legal Matters
Financial Statements
Appendix A – Description of Ratings of Certain Money Market Securities and Other Debt Securities
Appendix B – RE Advisers Corporation’s Proxy Voting Procedures
Appendix C – T. Rowe Price Proxy Voting – Process and Policies
Appendix D – Mercator Asset Management, L.P., Proxy Voting Policies and Procedures
Appendix E – Barclays Global Investors, N.A., Proxy Voting Guidelines for U.S. Securities

GENERAL INFORMATION AND HISTORY
Homestead Funds is a Maryland corporation organized on June 29, 1990, and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company, commonly known as a “mutual fund.”
Homestead Funds currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the Small-Company Stock Fund and the International Value Fund, each of which represents a separate series of capital stock in Homestead Funds having different investment objectives, strategies, policies and restrictions. All of the portfolios except the Growth Fund are diversified for purposes of the federal securities laws. Throughout this SAI, the portfolios are referred to individually as a “Fund” and collectively as the “Funds.” The Stock Index Fund is referred to as the “Index Fund.”
All of the Funds, except the Stock Index Fund, are advised and managed by RE Advisers Corporation (“RE Advisers”), which is responsible for the Funds’ day-to-day operations and the investment of each Fund’s assets. RE Advisers is an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), a not-for-profit membership organization whose members provide electric light and power and other services to more than 40 million people in 47 states. The Stock Index Fund invests in the S&P 500 Master Index Portfolio (the “Master Portfolio”), a separate series of an unaffiliated mutual fund called the Master Investment Portfolio (“MIP”). Both the Master Portfolio and MIP are managed by Barclays Global Fund Advisors (“BGFA”). Under the supervision and oversight of RE Advisers and the Fund’s Board of Directors, the Growth Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) and the International Value Fund is subadvised by Mercator Asset Management, L.P. (“Mercator”).
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
The investment restrictions described below have been adopted as fundamental investment policies of each Fund, with certain exceptions noted below. Such fundamental investment policies may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in the prospectus and in this SAI, the term “majority of the outstanding voting shares” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.
Each Fund, except the International Value Fund, may not:
(1) Concentrate its investments in any particular industry (excluding U.S. government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry. The Index Fund reserves the right to concentrate in any industry in which the index that it tracks becomes concentrated to approximately the same degree during the same period.
The International Value Fund may not:
(1) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all if its assets in one investment company.
Each Fund may not:
(2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(3) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.
(4) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended, in selling portfolio securities and provided further, that the purchase by a Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.
(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
(6) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.
Each Fund, except the Growth Fund may not:
(7) With respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the United States government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.
All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated.
Non-Fundamental Investment Restriction
The following restriction applies to each Fund and is deemed to be non-fundamental, meaning it can be changed by a vote of the Board of Directors without shareholder approval.
Each Fund, except the Stock Index Fund, may not:
(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) (10% of the net assets of the Daily Income Fund) would be invested in securities described in (a), (b) and (c) above.
The Stock Index Fund:
(1) may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Master Portfolio.
(2) may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.
(3) may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.
(4) may not purchase interests, leases or limited partnership interests in oil, gas or other mineral exploration or development programs.

(5) will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.
DESCRIPTION OF CERTAIN INVESTMENTS AND STRATEGIES
The following is a description of certain types of investments that may be made by the Funds, as well as certain investment strategies that the Funds may use.
MONEY MARKET INSTRUMENTS
Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer, support such instruments.
As stated in the prospectus, the Daily Income Fund will invest in a diversified portfolio of U.S. dollar-denominated money market instruments, which are considered eligible securities for purposes of Rule 2a-7 under the 1940 Act and present minimal credit risks. The Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund may invest in high-quality money market instruments of the same type as the Daily Income Fund in order to enable them to (1) take advantage of buying opportunities, (2) meet redemption requests or ongoing expenses, or (3) take defensive action as necessary, or for other temporary purposes. The Short-Term Government Securities Fund primarily will invest in securities backed by the full faith and credit of the U.S. Government.
BANK AND SAVINGS AND LOAN OBLIGATIONS
These include certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers’ acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers’ acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions.
The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

Commercial Paper and Other Short-Term Corporate Debt Instruments. Commercial paper is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities.
The Daily Income Fund, Short-Term Bond Fund, Value Fund and Growth Fund may purchase corporate debt securities having no more than 13 months remaining to maturity at the date of settlement; however, the Short-Term Bond Fund, Value Fund, Growth Fund and Small-Company Stock Fund may also purchase corporate debt securities having greater maturities.
REPURCHASE AGREEMENTS
The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments.
With respect to the Daily Income Fund, the underlying security must be either a U.S. Government security or a security rated in one of the two highest rating categories for short-term debt securities by the Requisite NRSROs (as defined in Rule 2a-7 under the 1940 Act) and must be determined to present minimal credit risks. With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net value of that Fund (10% of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.
The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by Homestead Funds’ Board of Directors, T. Rowe Price, Mercator or BGFA, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.
Each of the Funds, except for the Growth Fund, may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The Growth Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or well-established securities dealers.
REVERSE REPURCHASE AGREEMENTS
The Funds may enter into reverse repurchase agreements only to the extent permissible under the 1940 Act and as within the parameters of each Fund’s investment objectives, strategies, policies and restrictions. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under the 1940 Act, reverse repurchase agreements are considered borrowings. See “Borrowings,” below, for additional information.
The Master Portfolio also may enter into reverse repurchase agreements. Generally, the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio’s assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments.
ADJUSTABLE RATE SECURITIES
Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.
VARIABLE RATE INSTRUMENTS
Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate.

Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Floating Rate Instruments. Floating rate instruments (generally corporate notes, bank notes, asset-backed securities, mortgage-backed securities or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that an investment’s market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.
DEBT SECURITIES
As noted in the prospectus, the Short-Term Government Securities Fund invests at least 80% of its total assets in fixed-income securities, including U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.
The Short-Term Bond Fund invests at least 80% of its total assets in high-quality debt securities, including short-term corporate debt securities, U.S. Government and agency notes and bonds, mortgage pass-through securities, collateralized mortgage obligations, other mortgage-related securities and asset-backed securities described below.
The Value Fund, Growth Fund and the Small-Company Stock Fund may invest up to 20% of their assets in investment-grade debt securities or as otherwise limited by the 1940 Act. Debt securities are considered to be investment-grade if they are rated in the four highest credit categories by one of the NRSROs (for example, AAA, AA, A, or BBB), or if not rated, are of equivalent investment quality as determined by RE Advisers. See Appendix A for a description of each rating category.
U.S. Government Obligations. These consist of various types of marketable securities issued by the U.S. Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to 6 months and are issued on a discount basis.
U.S. Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”) and the U.S. Postal Service. These securities are (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., each of the Federal Home Loan Banks).
Unrated, Downgraded and Below Investment Grade Investments. The Master Portfolio may purchase an instrument that is not rated if, in the opinion of BGFA, such obligation is of an investment quality that is comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio’s net assets. To the extent the ratings given by Moody’s Investors Services (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s, S&P and Fitch, Inc. (“Fitch”) are more fully described in Appendix A. The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or, if unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio’s interests. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.
The Short-Term Government Securities Fund and the Short-Term Bond Fund may invest in unrated, downgraded and below investment grade instruments only within the perimeters of each Fund’s investment objectives, strategies, policies and restrictions.
Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.
FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Short-Term Bond Fund will limit investment in mortgage pass-through securities to no more than 15% of the Fund’s total assets.
Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams. CMOs are generally structured into multiple classes or tranches, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Asset-Backed Securities. The Short-Term Bond Fund may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or “CARs”) and credit card receivables (such as Credit Card Receivable Securities or “CARDS”). Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Credit enhancement generally takes the form of either an insurance wrap by entities such as MBIA Inc. or Ambac Assurance Corporation or by the use of subordinated securities, which provide credit loss protection to the senior classes in the deal.
The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.
In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.
Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.
Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
CONVERTIBLE SECURITIES
Each Fund may from time to time purchase convertible securities. Convertible securities are bonds, debentures, notes or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EQUITY SECURITIES
The Value Fund, Growth Fund, Small-Company Stock Fund, International Value Fund and the Master Portfolio primarily invest in equity securities. Equity securities generally have greater price volatility than fixed income securities, such as the money market instruments and other debt securities discussed above. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
Equity securities of mid-size and smaller companies may be more or less volatile and subject to greater short-term risk than equity securities of larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

RESTRICTED SECURITIES
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
As discussed above, no more than 15% of each Fund’s net assets (10% of the net assets of the Daily Income Fund) may be invested in restricted securities.
WHEN-ISSUED SECURITIES
Each Fund may, from time to time, purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.
WARRANTS
Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. The Daily Income Fund and Short-Term Government Securities Fund will not invest in warrants. The Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund and International Value Fund will limit investment in warrants to no more than 5% of net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of net assets. The Growth Fund will limit investments in warrants to no more than 10% of total assets.
DERIVATIVES
A derivative is a financial instrument that has a value based on — or “derived from” — the value of other assets, reference rates or indices. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates and various domestic and foreign indices. The main types of derivatives are futures, options, forward contracts, swaps and hybrid instruments. Like most other Fund investments, derivatives are subject to the risk that the market value of the underlying asset will change in a way detrimental to the Fund’s interest. However, the risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Because some derivatives involve leverage, returns can be magnified, either positively or negatively, and adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives are traded on exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market. Exchange-traded derivatives are traded via specialized derivatives exchanges or other securities exchanges. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract. OTC derivatives are subject to counterparty risk, whereas the exposure to default for exchange-traded derivatives is assumed by the exchange’s clearinghouse. Counterparty risk is the risk that a party to an OTC derivatives contract may fail to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, or the failure of the counterparty to make required payments or comply with the terms of the contract. In the event of insolvency of the counterparty, the funds may be unable to liquidate a derivatives position. Because the purchase and sale of an OTC derivative does not have the guarantee of a central clearing organization, the creditworthiness of the counterparty is an additional risk factor that the funds need to consider and monitor.
The International Value Fund and Growth Fund may invest in derivatives whose characteristics are consistent with the Fund’s investment objectives, strategies, policies and restrictions. The remaining Funds will not invest in derivatives.

Index Futures Contracts. U.S. futures contracts have been designed by exchanges that have been designated “contracts markets” by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and through their clearing corporations.
At the same time a futures contract on an index is purchased or sold, the Funds allocate cash or securities as a deposit payment (“initial deposit”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.
Options On Index Futures Contracts. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.
The writing of a call option on a futures contract with respect to the index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Funds’ holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Funds intend to purchase. If a put or call option the Funds have written is exercised, the Funds will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Funds’ losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract with respect to the index is similar in some respects to the purchase of protective put options on the index. For example, the Funds may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.
The amount of risk the Funds assume when they purchase an option on a futures contract with respect to the index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
Futures Contracts On Stock Indices. The Funds may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Futures Contracts”). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Funds or adversely affect the prices of securities that are intended to be purchased at a later date for the Funds.
In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Funds will rise in value by an amount that approximately offsets the decline in value of the portion of the Funds’ investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.
Futures Contracts do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.
Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Funds. The Funds may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Funds’ total assets.
Options On Securities Indices. The Funds may write (sell) covered call and put options to a limited extent on the index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Funds may forgo the benefits of appreciation on the index or may pay more than the market price or the index pursuant to call and put options written by the Funds.

By writing a covered call option, the Funds forgo, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the index above the exercise price. By writing a covered put option, the Funds accept, in exchange for the net premium received, the risk of a decline in the market value of the index below the exercise price.
The Funds may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
When the Funds write an option, an amount equal to the net premium received by the Funds is included in the liability section of the Funds’ Statements of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.
The Funds have adopted certain other nonfundamental policies concerning index option transactions that are discussed above. The Funds’ activities in index options also may be restricted by the requirements of the Internal Revenue Code of 1986 (the “Code”) regarding qualification as a regulated investment company.
The hours of trading for options on the index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
Because options on securities indices require settlement in cash, the Funds’ may be forced to liquidate portfolio securities to meet settlement obligations.
Options On Stock Indices. The Funds may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.
Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.
Transactions using forward contracts, future contracts, options on futures contracts and options on indices, other than purchased options, expose the Master Portfolio and the International Value Fund (for purposes of this section and the futures section below, the “Funds”) to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Funds’ assets to cover or to segregated accounts could impede portfolio management or the Funds’ ability to meet redemption requests or other current obligations.
Interest-Rate and Index Swaps. The Master Portfolio may enter into swap transactions, including interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by a fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.
Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the fund as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the fund or other party, the risk of loss to the fund would generally be limited to the net amount of payments that the fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the fund upon an early termination of the swap agreements as described above, the fund could be exposed to the risk of loss in the event that any collateral held by the fund would be insufficient.
Hybrid Instruments. A hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.
Hybrid instruments are potentially more volatile and can carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS
The Funds may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of a fund’s total assets with respect to all such companies in the aggregate. Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the fund.
The Stock Index Fund currently invests all of its assets in the Master Portfolio. To the extent allowed by law or regulation, the Master Portfolio may invest its assets in securities of money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above.
The Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and the Master Portfolio may purchase shares of exchange-traded funds (“ETFs”) only to the extent permissible under the 1940 Act and as consistent with each Fund’s investment objectives, strategies, policies and restrictions. Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts-to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. Because most ETFs are investment companies, a fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above, unless the ETF has obtained exemptive relief from the SEC to permit other funds to invest in it at higher percentages. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
The Master Portfolio may invest a portion of its assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the fund level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BGFA.
The remaining Funds will not purchase ETFs.
LOANS OF PORTFOLIO SECURITIES
Each Fund may lend portfolio securities in the future only to the extent allowed under “Fundamental Investment Restrictions,” above.
The Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio’s Board of Trustees. Barclays Global Investors, N.A. (“BGI”) acts as securities lending agent for the Master Portfolio subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.
BORROWING
The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by each Fund’s investment objectives, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with those types of transactions.
SECURITIES OF FOREIGN ISSUERS
The International Value Fund invests primarily in foreign securities. The Value Fund and Growth Fund may invest in foreign securities so long as that investment does not exceed 10% of their net assets. (For purposes of this calculation, U.S. dollar-denominated securities, as discussed below, are defined as foreign securities.) The remaining Funds may invest only in U.S. dollar-denominated securities, as discussed below. (The Short-Term Government Securities Fund may invest only in those U.S. dollar-denominated securities that are guarenteed by the U.S. government.)
Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, and nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.
U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to each Fund’s investment objectives, strategies, policies and restrictions, each Fund (except for the Short-Term Government Securities Fund) may invest in certain types of U.S. dollar-denominated securities of foreign issuers. For the Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund, these investments may include American Depository Receipts (“ADRs”), which are discussed below. The Daily Income Fund, Short-Term Bond Fund, Value Fund, Growth Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Value Fund, Growth Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).
ADRs, EDRs and GDRs. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the United States. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these “foreign bonds” in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.
Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold “at issue” to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.
Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.
The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars
FOREIGN CURRENCIES
Foreign Currency Transactions. The Growth Fund and International Value Fund may enter into forward foreign currency exchange contracts for various reasons, including to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve currencies of foreign countries, and since the Funds may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Funds as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversion between various currencies.
The Value Fund and the Growth Fund may enter into a contract for the purchase or sale of a foreign currency for various reasons, including to “lock in” the U.S. dollar price of a security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Funds will be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.
Also, when a Fund’s subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio investments denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.
The Value Fund and Growth Fund may also engage in currency futures contracts and related options.
ILLIQUID SECURITIES
Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Funds’ Board of Directors, RE Advisers determines the liquidity of a Fund’s investments, and the Board monitors investments in illiquid securities. The Funds may not invest more than 15% of their net assets (10% of the net assets of the Daily Income Fund) in illiquid securities.
The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which a fund cannot exercise a demand feature on not more than seven days’ notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.
MANAGEMENT OF HOMESTEAD FUNDS
DIRECTORS AND OFFICERS
The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of Homestead Funds. The Board also elects the officers of Homestead Funds, who are responsible for supervising and administering the Funds’ day-to-day operations.
The following tables list the directors and officers of Homestead Funds, any other position each may hold with Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation or until a successor is duly elected and qualified.

INDEPENDENT DIRECTORS

				Number of	Other
	Position(s)	Term of Office		Portfolios	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Date of Birth(1)	the Fund	Time Served	During Past Five Years	Director	Director
James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee	1990-present	Of Counsel, Krooth & Altman LLP (law firm) (2007-present); partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 6/2/55	Director, Chairman of Audit Committee	2003-present	CEO, Blue Ridge (Electric Membership Corporation) (1979-present)	8	None

Francis P. Lucier 10/1/27	Director, Member of Audit Committee	1997-present	Retired (2006-present); Chairman, GlaxoSmithKline Trust Investment Committee (1995-2006)	8	None

Anthony C. Williams 1/2/42	Director, Member of Audit Committee	1990-present	Retired (2000-present)	8	None

Sheldon C. Petersen 2/21/53	Director, Member of Audit Committee	2005-present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	8	None

Kenneth R. Meyer 8/11/44	Director, Member of Audit Committee	2005-present	Retired (2004-present); CEO and Asset Manager, Lincoln Capital Management Company (1981-2004)	8	None

Mark Rose 4/19/53	Director, Member of Audit Committee	2005-present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-present)	8	None

INTERESTED DIRECTORS AND OFFICERS

				Number of	Other
	Position(s)	Term of Office		Portfolios	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen by	Held by
Name, Address and Date of Birth(1)	the Fund	Time Served	During Past Five Years	Director	Director
Peter R. Morris(2) 9/28/48	Director, President	1990-present	President and Director of RE Advisers (2002-present); Vice President and Director of RE Investment Corporation (1990-present); Secretary, RE Investment Corporation (1990 - 2008); Vice President and Chief Investment Officer of NRECA (1988-present); Vice President and Director of RE Advisers (1990-2002)	8	RE Advisers, RE Investment Corporation

Anthony M. Marinello(3) 4/13/46	Director, Vice President	1990-present	Retired (2004-present); Vice President, Cooperative Network (2000-2004)	8	None

Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005-present	Chief Compliance Officer of RE Advisers Corporation (2005-present); Chief Compliance Officer of RE Investment Corporation (2005-present); Vice President of Management Advisory Services at NRECA (2008-present); Executive Director of Management Advisory Services of NRECA (2008-2007); Secretary, Homestead Funds (2005-2007); Secretary, RE Advisers (2005-2007); Senior Director of Management Advisory Services of NRECA (2004-2007); Manager of Management Advisory Services of NRECA (2002-2004)	N/A	N/A

Amy M. DiMauro 7/29/71	Treasurer	2007-present	Director, Daily Pricing of NRECA (2007-present); Treasurer and Director of RE Investment Corporation (2006-present); Manager of Mutual Fund Accounting of NRECA (2000-2007)	N/A	N/A

Kelly Bowers Whetstone 11/21/77	Secretary	2008-present	Counsel and Director of Compliance of NRECA (2007-present); Secretary, RE Advisers (2008-present); Secretary, RE Investment Corporation (2008-present); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007); prior thereto, Associate, Seward & Kissel LLP (2003-2005)	N/A	N/A

(1)	The address of each director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.

(2)	Mr. Morris is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Morris is the Vice President and a director of RE Investment Corporation, Homestead Funds’ distributor, and he is the President and a director of RE Advisers, Homestead Funds’ investment adviser. Mr. Morris also is an officer of NRECA, which indirectly wholly-owns RE Investment Corporation and RE Advisers.

(3)	Mr. Marinello is deemed to be a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Marinello recently provided consulting services as an independent contractor to NRECA. NRECA indirectly wholly-owns Homestead Funds’ distributor, RE Investment Corporation, and Homestead Funds’ investment adviser, RE Advisers.

The table below shows the dollar range of Fund shares owned by each director of Homestead Funds as of December 31, 2008.

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL FUNDS
	DOLLAR RANGE OF	OVERSEEN BY DIRECTOR
NAME OF DIRECTOR	EQUITY SECURITIES IN THE FUND	IN FAMILY OF INVESTMENT COMPANIES
Francis P. Lucier	None	None

Anthony M. Marinello	Daily Income Fund	$50,001-$100,000

	Short-Term Bond Fund	$10,001-$50,000

	Stock Index Fund	$1-10,000

	Value Fund	$50,001-$100,000

	Small-Company Stock Fund	$50,001-$100,000

	International Value Fund	$1-10,000

	Growth Fund	$1-$10,000

Douglas W. Johnson	Daily Income Fund	$10,001-$50,000

	Short-Term Government Securities Fund	$10,001-$50,000

	Value Fund	Over $100,000

	Small-Company Stock Fund	$10,001-$50,000

Peter R. Morris	Daily Income Fund	Over $100,000

	Short-Term Bond Fund	$10,001-$50,000

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL FUNDS
	DOLLAR RANGE OF EQUITY	OVERSEEN BY DIRECTOR
NAME OF DIRECTOR	SECURITIES IN THE FUND	IN FAMILY OF INVESTMENT COMPANIES
	Stock Index Fund	$10,001-$50,000

	Value Fund	Over $100,000

	Small-Company Stock Fund	Over $100,000

	International Value Fund	Over $100,000

James F. Perna	None	None

Anthony C. Williams	Daily Income Fund	$1-$10,000

	Value Fund	$1-$10,000

Sheldon C. Petersen	Value Fund	Over $100,000

	International Value Fund	$50,001-$100,000

Kenneth R. Meyer	Value Fund	Over $100,000

	Small Company Stock Fund	Over $100,000

	International Value Fund	Over $100,000

Mark Rose	None	None
COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors of Homestead Funds has an Audit Committee and an Executive Committee. The duties of these two committees and their present membership are as follows:
Audit Committee: The members of the Audit Committee consult with Homestead Funds’ independent accountants at least twice annually to oversee and to assist the Board of Directors in fulfilling its oversight responsibilities of:

•	the Funds’ accounting and financial reporting processes and internal controls;

•	the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

•	the Funds’ system of internal accounting and financial controls;

•	the Funds’ compliance with legal and regulatory requirements; and

•	the independent auditors’ qualifications, performance and independence;
Mr. Johnson is the Chairman of the Audit Committee and Messrs. Lucier, Perna, Meyer, Petersen, Rose and Williams are members of the Audit Committee. The Audit Committee met two times during 2008.
Executive Committee: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board of Directors in the management of Homestead Funds except as to matters where action of the full Board of Directors is specifically required. Included within the scope of such powers are matters relating to valuation of securities held in each Fund’s portfolio and the pricing of each Fund’s shares for purchase and redemption. Messrs. Marinello and Morris are members of the Executive Committee. The Executive Committee did not meet in 2008.
COMPENSATION
Homestead Funds does not pay any salary or other compensation to the interested directors or to any of its officers. During 2008, Homestead Funds paid $3,500 per meeting to each of the independent directors and $3,750 per meeting to the independent Chairperson for attendance at the meetings of the Board of Directors. Additionally during 2008, Homestead Funds paid $3,000 per meeting to each member of the Audit Committee and $4,500 per meeting to the Audit Committee Chairperson for attendance at the meetings of the Audit Committee.

As set forth in the table below, Homestead Funds paid total compensation of $196,500 to its independent directors during the year ended December 31, 2008.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM HOMESTEAD FUNDS (INCLUDING VOLUNTARY DEFERRED COMPENSATION)[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF CORPORATION EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM HOMESTEAD FUNDS AND FUND COMPLEX PAID TO DIRECTORS
Douglas W. Johnson[2]	$30,000	N/A	N/A	$30,000
Director and Chairman of the Audit Committee
Francis P. Lucier	$27,000	N/A	N/A	$27,000
Director
Kenneth R. Meyer[2]	$27,000	N/A	N/A	$27,000
Director
James F. Perna	$31,500	N/A	N/A	$31,500
Director and Chairman of the Board
Sheldon C. Petersen	$27,000	N/A	N/A	$27,000
Director
Mark Rose	$27,000	N/A	N/A	$27,000
Director
Anthony C. Williams	$27,000	N/A	N/A	$27,000
Director

1.  Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by Homestead Funds’ Board of Directors in 2008. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors. See footnote 2 to this table for more information.
2.  Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the Funds (plus earnings thereon) through the 2008 fiscal year for participating directors is as follows: Mr. Johnson ($1,591) and Mr. Meyer ($11,508). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Funds until paid to the directors.
MANAGEMENT OF MIP
The following tables list the trustees and officers of MIP, any other position each may hold with MIP, the principal occupation of each person listed during the past five years, and certain additional information as indicated. The address for each person is 45 Fremont Street, San Francisco, California 94105.
INTERESTED TRUSTEE

			NUMBER OF
			PORTFOLIOS IN
	POSITION(S),		FUND COMPLEX
NAME AND YEAR OF	LENGTH OF	PRINCIPAL OCCUPATION DURING	OVERSEEN BY
BIRTH	SERVICE	PAST FIVE YEARS	TRUSTEE	OTHER DIRECTORSHIPS
Lee T. Kranefuss* (1961)	Trustee (since 2001) and Chairman of the Board (since 2007)	Global Chief Executive Officer, iShares/Intermediary Groups of BGI (since 2008); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005-2008); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003- 2005); Director of BGFA (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director and Chairman of Barclays Global Investors Services (since 2005).	203	Trustee of MIP (since 2001); Trustee of iShares Trust (since 2003); Director of iShares, Inc. (since 2003).

H. Michael Williams* (1960)	Trustee and President (since 2007)	Vice Chairman - Capital Markets, BGI (since 2008); Head of Global Index and Markets Group of BGI (2006-2008); Global Head of Securities Lending, BGI (2002-2006).	26	Trustee (since 2007) of MIP; Trustee (since 2007) of the University of California Berkeley Foundation.

*	Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of MIP and BGI, the parent company of BGFA and the administrator of MIP. “Interested Trustee” has the same meaning as “interested person” (as defined in the 1940 Act).

INDEPENDENT TRUSTEES

			NUMBER OF
			PORTFOLIOS IN
	POSITION(S),		FUND COMPLEX
NAME AND YEAR OF	LENGTH OF	PRINCIPAL OCCUPATION DURING	OVERSEEN BY
BIRTH	SERVICE	PAST FIVE YEARS	TRUSTEE	OTHER DIRECTORSHIPS
Mary G. F. Bitterman (1944)	Trustee (since 2001) and Chairperson of the Nominating and Governance Committee (since 2006)	President (since 2004) and Director (since 2002) of the Bernard Osher Foundation; Director (2003-2004) of Osher Lifelong Learning Institutes.	26	Trustee (since 2001) of MIP; Director (since 1984) and Lead Independent Director (since 2000) of the Bank of Hawaii; Director (since 2002) and Immediate Past Chairman (since 2005) of the Board of PBS (Pubic Broadcasting Service).

A. John Gambs (1945)	Trustee and Chairperson of the Audit Committee (since 2006)	Retired.	26	Trustee (since 2006) of MIP.

Hayne E. Leland (1941)	Trustee (since 2007)	Professor of Finance (since 1974) at University of California, Berkeley: Haas School of Business.	26	Trustee (since 2007) of MIP.

Jeffrey M. Lyons (1955)	Trustee (since 2007)	Retired (since 2006); President (2004-2006) of Active Trader Business and President (2001- 2004) of Asset Management Division of Charles Schwab & Co.	26	Trustee (since 2007) of MIP.

Wendy Paskin-Jordan (1956)	Trustee (since 2006)	Managing Partner (since 1999) of Paskin & Kahr Capital Management; Registered Representative (since 2005) of ThinkEquity Partners (broker-dealer); Advisory Board (2006-2008) of Healthy Handfuls (natural food company); Registered Representative (1999-2005) of ePlanning Securities, Inc. (broker-dealer).	26	Trustee (since 2006) of MIP; Director (since 2001) of the California State Automobile Association; Director (since 2008) of RPF Fund II, RPF Fund IV and RPF Fund V.

Leo Soong (1946)	Trustee (since 2000) and Lead Independent Trustee (since 2006)	Senior Advisor (since 1977) of CG Roxane LLC & Crystal Geyser Water Co. (water companies); Managing Director (1989-2008) of CG Roxane LLC; President (2002-2008) of Trinity Products LLC/IQ Organics LLC (healthy beverage companies).	26	Trustee (since 2000) of MIP; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.
OFFICERS

POSITION(S),
NAME AND YEAR OF	LENGTH OF
BIRTH	SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS
Jack Gee (1959)	Treasurer and Chief Financial Officer (since 2008)	Director of Fund Administration of Intermediary Investor Business of BGI (since 2004); Treasurer and Chief Financial Officer of Parnassus Investments (2004).	None.

Geoffrey D. Flynn (1956)	Executive Vice President and Chief Operating Officer (since 2008)	Chief Operating Officer, U.S. iShares, BGI (since 2008); Director, Mutual Fund Operations for BGI (2007-2008); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).	None.

Eilleen M. Clavere (1952)	Secretary (since 2007)	Director of Legal Administration of Intermediary Investors Business of BGI (since 2006); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).	None.

Ira P. Shapiro (1963)	Vice President and Chief Legal Officer (since 2007)	Associate General Counsel, BGI (since 2004); First Vice President of Merrill Lynch Investment Managers (1993-2004).	None.

David Lonergan (1970)	Executive Vice President (since 2009)	Head of U.S. Cash Management (since 2002) of BGI; U.S. Liquidity Manager (2000-2002) of BGI.	None.

Alan Mason (1960)	Vice President (since 2007)	Head (since 2006) of Allocations and Solutions of BGI; Investment Strategist (2000-2006) of BGI; Global Head (since 2008) of Portfolio Management, Client Solutions.	None.

CODE OF ETHICS
Homestead Funds, RE Advisers, and RE Investment Corporation (“RE Investment”), as well as T. Rowe Price, Mercator and MIP, each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Fund or the Master Portfolio, respectively.
PROXY VOTING POLICIES AND PROCEDURES
Proxy Voting of the Funds
The Board of Directors on behalf of Homestead Funds has delegated proxy voting responsibility for securities held by the Funds to RE Advisers as part of its management and administration of the Funds. Except with respect to the International Value Fund and the Growth Fund, RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board’s continuing oversight. Pursuant to the subadvisory agreement between RE Advisers and T. Rowe Price, T. Rowe Price will vote proxies for the Growth Fund in accordance with its proxy voting policies and procedures, a summary of which is included in Appendix C, subject to the oversight of RE Advisers and the Board. Pursuant to the subadvisory agreement between RE Advisers and Mercator, Mercator will vote proxies for the International Value Fund in accordance with its proxy voting policies and procedures, which are included in Appendix D, subject to the oversight of RE Advisers and the Board.
Shareholders may receive information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ending June 30 without charge (i) by calling the Chief Compliance Officer at 703-907-5993, (ii) online at www.homesteadfunds.com or (iii) by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting of the Master Portfolio
The Master Portfolio has adopted as its proxy voting policies the proxy voting guidelines of BGFA, which are included in Appendix E. The Master Portfolio has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses the Master Portfolio’s proxy voting guidelines and BGFA’s role in implementing such guidelines.
BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best economic interests of the Master Portfolio to refrain from exercising the Master Portfolio’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA’s approach also is driven by its clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BGFA’s evaluation of this relationship, BGFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI Investments Distribution Co. (“SEI”) or SEI’s affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	The Master Portfolio generally supports the board’s nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

•	The Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

•	The Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BGFA’s proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary’s determination.
Information with respect to how BGFA voted the Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free); and (ii) on the SEC’s website at www.sec.gov.
PRINCIPAL HOLDERS OF SECURITIES
Set forth below is certain information with respect to those shareholders of Homestead Funds who owned of record 5% or more of the outstanding shares of a Fund on March 31, 2009.

FUND NAME	NAME AND ADDRESS	PERCENT OF FUND
Small-Company Stock Fund	James Delaney III Trust Winnetka, IL 60093	7.29%

International Value Fund	Wells Fargo FBO INC Health Plans Minneapolis, MN 55480	12.56%

International Value Fund	T. Rowe Price FBO Intermountain Retirement Plan Owings Mill, MD 21117	36.12%

International Value Fund	The Cameron Foundation Petersburg, VA 23803	5.96%
MANAGEMENT OWNERSHIP
As of March 31, 2009, Directors and officers of the Funds as a group owned 4.34% of the outstanding shares of the Small-Company Stock Fund and less than 1% of the outstanding shares of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund and International Value Fund.
INVESTMENT MANAGEMENT AND OTHER SERVICES
RE ADVISERS
RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of Homestead Funds, including a majority of independent directors. RE Advisers was launched in 1990 and, as of December 31, 2008, managed over $941 million for mutual funds and private account investors. The directors and the principal executive officers of RE Advisers are Peter R. Morris, Stuart E. Teach, Craig Blackburn, Martin J. Lowery, Danielle C. Sieverling and Kelly Bowers Whetstone.

RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA to hold stock of certain NRECA subsidiaries.
In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund’s investment objectives, strategies, policies and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund’s assets in accordance with (a) applicable law, (b) each Fund’s investment objectives, strategies, policies and restrictions as provided in Homestead Funds’ prospectus and SAI, as amended from time to time, (c) provisions of the Code, relating to regulated investment companies, and (d) such other limitations as the Board of Directors of Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund’s portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund’s use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Adviser’s economic outlook and investment strategy, as well as information concerning each Fund’s portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers; (7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund’s portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. With respect to the Growth Fund and the International Value Fund, RE Advisers also is authorized to (1) supervise and monitor the investment activities of any subadviser approved for the Fund by the Board and (2) delegate all or any portion of its responsibilities under an Investment Management Agreement with a Fund to one or more subadvisers subject to the supervision and oversight of RE Advisers and the Board. In addition, RE Advisers has agreed to provide a number of administrative services to Homestead Funds (including the Stock Index Fund, with which RE Advisers has an administration agreement with Homestead Funds on behalf of) including: maintenance of the Funds’ corporate existence and corporate records; maintenance of the registration and qualification of each Fund’s shares under federal and state law; coordination and supervision of the financial, accounting, and administrative functions for each Fund; selection, coordination of the activities of, supervision, and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses and opinions as the Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds.
Under a Joint Services Agreement by and between NRECA, RE Advisers and RE Investment, NRECA has agreed to provide personnel, property, and services to RE Investment and RE Advisers in carrying out their responsibilities and services under agreements with Homestead Funds. In turn, RE Advisers has agreed to provide, without cost to Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of Homestead Funds. As between Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of Homestead Funds who are affiliated with RE Advisers.
As compensation for its services and for the expenses which it assumes, the Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund’s average daily net assets at the following annualized rates:

Daily Income Fund	.50% of average daily net assets

Short-Term Government Securities Fund	.45% of average daily net assets

Short-Term Bond Fund	.60% of average daily net assets

Value Fund	.65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and
.40% of average daily net assets in excess of $400 million

Growth Fund	.65% of average daily net assets up to $250 million; and .60% of average daily net assets over $250 million

Small-Company Stock Fund	.85% of average daily net assets up to $200 million; and
.75% of average daily net assets in excess of $200 million

International Value Fund	.75% of average daily net assets up to $300 million; .65% of average daily net assets up to the next $100 million; .55% of average daily net assets up to the next $100 million and .50% of average net assets in excess of $500 million

As compensation for its services and for the expenses which it assumes, the Stock Index Fund pays RE Advisers, on a monthly basis, an administration fee at an annualized rate of .25% of the Fund’s average daily net assets.
The management fees or administration fees paid to RE Advisers by each Fund during the past three years were as follows:

	Year Ended December 31
Fund	2008	2007	2006

Daily Income Fund	861,748	$693,882	$601,803
Short-Term Government Securities Fund	214,223	$172,884	$176,919
Short-Term Bond Fund	1,332,649	$1,304,030	$1,202,041
Stock Index Fund(1)	131,547	$152,161	$127,068
Value Fund	3,039,784	$3,658,642	$2,878,520
Growth Fund(2)	22,688	$19,895	$16,965
Small-Company Stock Fund	507,310	$579,232	$483,563
International Value Fund(3)	897,283	$882,385	$341,114

(1)	Administration fees paid to RE Advisers.

(2)	For periods shown prior to December 5, 2008, amounts represent fees paid when the Fund operated as the Nasdaq-100 Index Tracking Stock(SM) Fund.

(3)	For 2006, $20,085 represents administration fees paid by the International Value Fund to RE Advisers for the period January 1, 2006 to June 11, 2006, when the administrative agreement was discontinued and replaced with an investment management agreement. The remaining $321,029 represents management fees for 2006. The amounts for 2008 and 2007 are strictly management fees.

The Funds have entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that to the extent that the annual operating expenses incurred by a Fund in any fiscal year, exceed: .80% of the Daily Income Fund’s and Short-Term Bond Fund’s average daily net assets; .75% of the Short-Term Government Securities Fund’s and Stock Index Fund’s average daily net assets; 1.25% of the Value Fund’s average daily net assets; .95% of the Growth Fund’s average daily net assets; 1.50% of the Small-Company Stock Fund’s average daily net assets; and .99% of the International Value Fund’s average daily net assets (the “Operating Expense Limit”), such excess amount will be the liability of RE Advisers. To determine RE Advisers’ liability for each Fund’s expenses, the actual expenses of each Fund will be compared to the Operating Expense Limit. If a Fund’s year to date operating expenses for any month exceed the year to date Operating Expense Limit, RE Advisers shall first waive or reduce its investment management or administration fee for such month, as appropriate, to the extent necessary to reduce the amount of the operating expense to the amount of the Operating Expense Limit. In the event the excess amount exceeds the amount of the investment management fee for the month, RE Advisers, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse each Fund for the difference between the excess amount and the investment management or administration fee; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses for the fiscal year do not exceed the Operating Expense Limit.
Additionally, for the Daily Income Fund, in light of current economic and market conditions, and in an effort to maintain a positive net yield for the Fund, effective January 27, 2009, RE Advisers implemented a voluntary fee waiver and expense reimbursement arrangement. Under this voluntary arrangement, RE Advisers agreed to waive fees or reimburse expenses incurred by the Daily Income Fund so that the Fund’s annual operating expenses do not exceed the rate of 0.50% of the Fund’s average daily net assets on an annualized basis. This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.
RE Advisers did not reimburse operating expenses to any of the Funds during 2006 and 2007 and reimbursed the Growth Fund $8,267 in 2008. The management fees or administration fees waived by RE Advisers for each Fund during the past three years were as follows:

	Year Ended December 31
Fund	2008	2007	2006
Daily Income Fund	$0	$0	$0
Short-Term Government Securities Fund	$32,310	$44,648	$46,653
Short-Term Bond Fund	$21,802	$37,399	$75,989
Stock Index Fund	$0	$0	$0
Value Fund	$0	$0	$0
Growth Fund(1)(2)	$22,688	$0	$0
Small-Company Stock Fund	$0	$0	$0
International Value Fund	$28,674	$18,038	$27,062

(1)	For periods shown prior to December 5, 2008, amounts represent fees waived when the Fund operated as the Nasdaq-100 Index Tracking Stock(SM) Fund.

(2)	During the year ended December 31, 2008, RE Advisers reimbursed the Growth Fund $8,267, in addition to waiving the entire management fee.

On June 10, 2008 and December 22, 2008, RE Advisers made voluntary capital contributions to the Daily Income Fund in the amount of $54,636 and $143,145, respectively, to offset losses incurred due to the sale of securities prior to their maturity.
T. ROWE PRICE
T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as the subadviser to the Growth Fund. T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, offers individuals and institutions around the world investment management guidance and expertise. As of December 31, 2008, T. Rowe Price managed over $276 billion in assets.
Pursuant to its agreement with RE Advisers, T. Rowe Price furnishes a continuous investment program for the Growth Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay T. Rowe Price a fee calculated using the monthly rates below, applied to the net assets of the Growth Fund:
..50% of the first $50 million;*
..40% of the next $50 million;
..40% on all assets when assets exceed $100 million; and
..375% on assets above $250 million.

*	T. Rowe Price has contractually agreed to waive the first breakpoint of .50% until the Fund’s net assets reach $50 million.
MERCATOR
Mercator serves as subadviser to the International Value Fund. Mercator is an asset management firm founded in 1984 and located at Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. Mercator manages international equity mandates for institutional clients, including corporate and public retirement plans, endowments, and foundations. The firm is a limited partnership majority owned by its executive officers, and as of December 31, 2008, managed over $6 billion in assets including separate accounts and commingled funds. The firm manages money for several U.S. corporate and public pension plans.
Pursuant to its agreement with RE Advisers, Mercator furnishes a continuous investment program for the International Value Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay Mercator a fee calculated using the monthly rates below, applied to the combined net assets of the International Value Fund and the portion of the NRECA Retirement & Security Program advised by Mercator:
..75% of the first $25 million;
..60% of the next $25 million;
..55% of the next $25 million;
..50% of the next $225 million;
..40% of the next $200 million; and
..20% over $500 million.
BGFA
The investment adviser to the Master Portfolio is BGFA. BGFA is an indirect subsidiary of Barclays Bank PLC. Pursuant to an investment advisory contract (“Advisory Contract”) with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets. Pursuant to the Advisory Contract, BGFA furnishes to the Master Portfolio’s Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. The Advisory Contract is required to be approved annually by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by MIP’s Board of Trustees or by vote of a majority of the interestholders in the Master Portfolio or, on not less than 60 days written notice, by BGFA. The Advisory Contract will terminate automatically if assigned.
BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Stock Index Fund.
For the fiscal years ended December 31, 2008, 2007 and 2006, BGFA received investment advisory fees from the Master Portfolio of $1,143,908, $1,361,224 and $1,199,234, respectively.
A proportionate share of the fees and expenses of the Independent Trustees of the Master Portfolio, counsel to the Independent Trustees of the Master Portfolio and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolio (collectively referred to as the “Master Portfolio Independent Expenses”) are paid directly by the Master Portfolio. For the fiscal year ended December 31, 2006, BGFA voluntarily agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolio paid advisory fees to BGFA and, therefore, BGFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2009, BGFA has contractually undertaken to reimburse or provide an offsetting credit to the Master Portfolio for such MIP Independent Expenses. For the fiscal years ended December 31, 2007 and 2008, BGFA provided offsetting credits, in the amounts of $92,224 and $71,025, respectively, against advisory fees paid by the Master Portfolio.
PORTFOLIO MANAGERS
RE ADVISERS
The table below shows information regarding the other accounts, aside from Homestead Funds, for which each portfolio manager is primarily responsible for managing as of December 31, 2008.

		Number of
		Accounts	Total Assets in
Name of Portfolio		Managed in Each	Accounts Managed
Manager	Category of Accounts	Category of Account	Within Each Category
Mark Ashton	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$1,604 million
	Other Accounts	1	$12 million

Douglas Kern	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$1,712 million
	Other Accounts	3	$18 million

Peter Morris	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$1,604 million
	Other Accounts	1	$12 million

Patricia Murphy	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	0	N/A
	Other Accounts	0	N/A

Stuart Teach	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	2	$1,604 million
	Other Accounts	1	$12 million
None of the accounts above pay a performance-based advisory fee.
Each Fund and account has its own set of investment objectives on which the portfolio managers base their investment decisions. In pursuing the investment objectives of each (including proprietary accounts), the portfolio managers could encounter potential conflicts of interest. These potential conflicts could result from the Funds and accounts having different investment objectives, benchmarks, time horizons, and/or other attributes which factor into the portfolio managers’ judgments and the portfolio managers having to allocate their time and investment ideas across the Funds and accounts. Though unlikely, it is possible a portfolio manager may execute a transaction for one Fund or account that may unintentionally impact (either positively or negatively) the value of securities held by another. Securities selected for accounts other than a Fund’s portfolio may or may not outperform the securities selected for the Fund’s portfolio.
Compensation of Portfolio Managers
RE Advisers compensation programs generally follow the policies and practices of its indirect parent company, NRECA. NRECA and RE Advisers strive to maintain a competitive compensation program designed to attract and retain staff. The compensation program is reviewed annually for competitiveness and may be modified to reflect market conditions or factors that determine variable pay if applicable. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance. Internal portfolio managers are responsible for managing portfolios for a defined benefit plan, a defined contribution plan, a group insurance plan, a mutual fund and outside clients. Elements of the compensation program are described below.
Base pay: Base pay is adjusted annually based on competitive market increases in base pay, as reported by national and local salary surveys.
Variable pay: Each portfolio manager is eligible to receive an annual bonus. Annual bonuses are based on applicable portfolio annual total rates of return before taxes as of December 31, excluding expenses. Portfolio managers are eligible to receive a bonus on the portfolios that the manager is responsible for managing. Portfolio rates of return are compared to relevant benchmark rates of return for the same period and quartile ranking among peer group funds. Performance and ranking results are taken from independent third-party sources such as Indata, Lipper, State Street Bank, etc., depending on the fund and appropriateness of the comparison. Generally, approximately one-third of a portfolio manager’s total bonus is attributable to the performance of Funds (portfolios) of Homestead Funds managed by the managers.
Annual bonuses also are paid based on the performance of the NRECA-sponsored 401(k) (defined contribution plan) Plan, Retirement Security Plan (defined benefit plan) and outside client accounts. Performance and bonus determination criteria for portfolios included in these programs are substantially similar to those used for Homestead Funds, e.g., rates of return are compared to relevant benchmark rates of return and quartile rankings. Overall performance of the Retirement Security Plan may also be included in the bonus of some portfolio managers.
If a portfolio manager underperforms the relevant benchmarks and/or top quartile rankings, a bonus may not be awarded.
Additionally, certain portfolio managers may receive an additional payment based on RE Advisers/RE Investment consolidated net annual pre-tax income, excluding outside client expenses, if applicable, and compensation expenses.
Other cash payments: If eligible, cash payments may be made on an annual basis representing replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored 401(k) Plan (e.g., 401(k) employer match). Cash payments will vary based on Code limitations, current NRECA 401(k) plan employer contributions, stated matches (if applicable), and incumbent base salaries. If vested in the nonqualified deferred compensation plan relating to the Retirement Security Plan, as discussed below, an annual cash payment will be made in accordance with Section 409 of the Code. These payments represent the annual accrual benefit earned during the calendar year. Also, employees that may have deferred receipt of cash compensation under a defunct Employee Option Purchase Plan will also receive annual cash payments from the Plan based on the value of distributions earned.
Other benefits: NRECA offers a nonqualified deferred compensation plan subject to Section 457(b) of the Code to a select group of employees (in accordance with the Employee Retirement Income Security Act of 1974), which may include portfolio managers and other investment professionals. Participation in this plan is optional and affords participants the tax benefits of deferring receipt of a limited portion of base pay. In addition, NRECA has a nonqualified deferred compensation plan that provides benefits in excess of certain Code limits applicable to the Retirement Security Plan. Eligibility rules are the same for all highly-compensated employees. All other benefit plans and programs are available to all employees.
The table below shows the dollar range of Fund shares as of December 31, 2008 beneficially owned by each portfolio manager in the Fund(s) that he or she manages.

Dollar Range Of Securities
Name of Portfolio Manager	Owned In The Fund
Mark Ashton	Value Fund $100,001-$500,000

Small-Company Stock Fund $100,001-$500,000

Douglas Kern	Short-Term Government Securities Fund None

Short-Term Bond Fund None

Peter Morris	Value Fund over $1,000,000

Small-Company Stock Fund over $1,000,000

Patricia Murphy	Daily Income Fund $10,001-$50,000

Stuart Teach	Value Fund $100,001-$500,000

Small-Company Stock Fund $100,001-$500,000
T. ROWE PRICE
The table below shows information regarding the accounts managed by the portfolio manager as of December 31, 2008:

	Total # of Accounts
	Managed	Total Assets
Registered investment companies	5	$3,045.5 million
Other pooled investment vehicles	7	$2,846.6 million
Other accounts	40	$4,174.9 million
None of the accounts listed above has performance-based fees.
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors. Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. T. Rowe Price, as appropriate, evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and those funds are the same ones presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered. Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
As of December 31, 2008, Robert W. Sharps did not beneficially own any shares of the Growth Fund.
MERCATOR
The table below shows information regarding the other accounts managed by the portfolio management team as of December 31, 2008:

	Total # of Accounts
	Managed	Total Assets
Registered investment companies	5	$692.1 million
Other pooled investment vehicles	2	$1,867.2 million
Other accounts	26	$3,629.0 million
One of the accounts listed above has performance-based fees. As of December 31, 2008, that account had $65.1 million in assets under management.
In managing other portfolios, certain potential conflicts of interest may arise. By design, Mercator has limited potential conflicts due to the structure and investment strategy of the firm. Mercator has no affiliated entities and applies just one investment strategy across all of its accounts. Mercator does not manage any wrap fee programs. Although Mercator’s portfolio managers typically manage multiple accounts, they are all institutional accounts that are run exactly the same, barring a particular restriction that may be applied by a client. As part of its compliance program, Mercator has adopted policies and procedures that seek to address and minimize the effects of any potential conflicts by adopting trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. While these accounts have many similarities, the investment performance of each account may be different primarily due to differences in fees, expenses and cash flows.

As disclosed in Mercator’s Form ADV, Peter Spano’s direct ownership level of the firm exceeds 25% but is less than 50%; John Thompson’s, Jim Chaney’s and Barbara Trebbi’s direct ownership levels of the firm each exceed 10% but are less than 25%; and Gary Clemons’ direct ownership level of the firm is less than 5%. All (including Kevin Shaver) but Mr. Clemons are also indirect owners as members of MAM Acquisition, LLC with Messrs. Spano’s and Thompson’s ownership interests each exceeding 25% but less than 50%. These ownership percentages represent the pre-determined pro-rata share upon which they receive compensation based upon Mercator’s net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution and are reviewed on an annual basis by Messrs. Spano and Thompson, as founding partners of Mercator. It is the only form of compensation that they receive, and it is dependent upon the firm’s assets under management. Messrs. Chaney and Spano receive no base salary, are not part of a bonus system and receive no deferred compensation.
As of December 31, 2008, Mr. Chaney beneficially owned between $100,001 and $500,000 of shares in the International Value Fund.
BFGA
As of the dates indicated below, the individuals named as members of the portfolio management team of the Master Portfolio were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:
Diane Hsiung (as of 12/31/08)

	Registered Investment	Other Pooled		Accounts with Incentive-Based
	Companies	Investment Vehicles	Other Accounts	Fee Arrangements
Number of Accounts	158	0	5	N/A
Net Assets	$206,371 million	0	$61 million	N/A
Greg Savage (as of 12/31/08)

	Registered Investment	Other Pooled		Accounts with Incentive-Based
	Companies	Investment Vehicles	Other Accounts	Fee Arrangements
Number of Accounts	158	0	6	N/A
Net Assets	$206,371 million	0	$61 million	N/A
Edward Corallo* (as of 3/31/09)

	Registered Investment	Other Pooled		Accounts with Incentive-Based
	Companies	Investment Vehicles	Other Accounts	Fee Arrangements
Number of Accounts	1	150	44	12
Net Assets	$1,466,000,000	$208,151,000,000	$66,985,000,000	$12,698,000,000
Christopher Bliss* (as of 3/31/09)

	Registered Investment	Other Pooled		Accounts with Incentive-Based
	Companies	Investment Vehicles	Other Accounts	Fee Arrangements
Number of Accounts	1	100	19	4
Net Assets	$1,466,000,000	$61,003,000,000	$13,418,000,000	$1,425,000,000
Jennifer Hsui* (as of 3/31/09)

	Registered Investment	Other Pooled		Accounts with Incentive-Based
	Companies	Investment Vehicles	Other Accounts	Fee Arrangements
Number of Accounts	1	50	26	8
Net Assets	$1,466,000,000	$147,149,000,000	$53,567,000,000	$11,273,000,000

* Messrs. Corallo and Bliss and Ms. Hsui were appointed as portfolio managers for the Master Portfolio effective April 30, 2009.
Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. BGFA or BGI, as applicable, are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Master Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolio, seeking such investment opportunity. As a consequence, from time to time the Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.
Like the Master Portfolio, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interest-holders of the Master Portfolio should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.
The below table reflects, for the portfolio management team of the Master Portfolio, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of the dates listed below:
Diane Hsiung (as of 12/31/08)

Number of other accounts with
	Performance-Based Fees	Aggregate
	Managed by Portfolio Manager	of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A
Greg Savage (as of 12/31/08)

Number of other accounts with
	Performance-Based Fees	Aggregate
	Managed by Portfolio Manager	of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A
Edward Corallo (as of 3/31/09)*

	Number of other accounts with
	Performance-Based Fees	Aggregate
	Managed by Portfolio Manager	of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	7	$3,482,000,000
Other Accounts	5	$9,216,000,000

*	Mr. Corallo was appointed as portfolio manager for the Master Portfolio effective April 30, 2009.
Christopher Bliss (as of 3/31/09)*

Number of other accounts with
	Performance-Based Fees	Aggregate
	Managed by Portfolio Manager	of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	4	$1,425,000,000
Other Accounts	N/A	N/A

*	Mr. Bliss was appointed as portfolio manager for the Master Portfolio effective April 30, 2009.
Jennifer Hsui (as of 3/31/09)*

	Number of other accounts with
	Performance-Based Fees	Aggregate
	Managed by Portfolio Manager	of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	3	$2,057,000,000
Other Accounts	5	$9,216,000,000

*	Ms. Hsui was appointed as portfolio manager for the Master Portfolio effective April 30, 2009.
As of December 31, 2008, each portfolio manager of the Master Portfolio receives a salary and is eligible to receive an annual bonus. Each portfolio manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager’s title, scope of responsibilities, experience and knowledge. Each portfolio manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the portfolio manager’s business unit, and an assessment of the portfolio manager’s individual performance. The portfolio manager’s salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is “notionally invested” in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a “select group of management or highly compensated employees” (within the meaning of ERISA section 401(a)) as so specified under the terms of BGI’s compensation deferral pan, the portfolio manager may elect to defer a portion of his or her bonus under that plan.
If a portfolio manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI’s Voluntary Levered Alpha Participation Plan (“VLAPP”), the portfolio manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the portfolio manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be “notionally invested” in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.
Starting in 2008, portfolio managers may be selected, on a fully discretionary basis, for awards under BGI’s Levered Alpha Participation Plan (“LAPP”). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be “notionally invested” in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund’s return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award’s notional investment.
Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards were determined annually and generally were scheduled to vest after two years. At the option of the CEP administrators, the award may have been “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.
A portfolio manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options generally vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.
As of December 31, 2008, the Ms. Hsiung and Mr. Savage did not beneficially own shares of the Master Portfolio. As of March 31, 2009, Messrs. Corallo and Bliss and Ms. Hsui did not beneficially own shares of the Master Portfolio.
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, MO 64105, is custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of Homestead Funds, computing the net asset value of each Fund, calculating each Fund’s standardized performance information and performing other administrative duties, all as directed by persons authorized by Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds or Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by each Fund’s investment objectives, strategies, policies and restrictions.
National Financial Data Services, Inc., doing business as BFDS, P.O. Box 219486, Kansas City, MO 64121, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and distribution services.

BROKERAGE ALLOCATION AND OTHER PRACTICES
RE ADVISERS
Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.
Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Commissions are frequently paid for securities traded in the over-the-counter market, transactions in such securities with dealers usually include the dealer’s “mark-up” or “mark-down.” Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.
In selecting brokers and dealers to execute transactions for each Fund, RE Advisers’ primary consideration is to seek to obtain the best execution of the transactions, at the most favorable overall price, and in the most effective manner possible, considering all the circumstances. Such circumstances include: the price of the security; the rate of the commission or broker-dealer’s “spread”; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; and the value of research and other services provided by the broker-dealer. RE Advisers also may rank broker-dealers based on the value of their research services and may use this ranking as one factor in its selection of broker-dealers.
In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).
The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three fiscal years were as follows:

	Year Ended December 31
Fund	2008	2007	2006
Daily Income Fund	$—	$—	$—
Short-Term Government Securities Fund	$—	$—	$—
Short-Term Bond Fund	$—	$—	$—
Stock Index Fund	$—	$—	$—
Value Fund	$206,873	$274,629	$304,016
Growth Fund*	$9,375	$4,230	$4,925
Small-Company Stock Fund	$97,911	$51,015	$18,802
International Value Fund	95,443	$122,899	$78,387

*	For periods shown prior to December 5, 2008, amounts represent fees paid when the Fund operated as the Nasdaq-100 Index Tracking Stock(SM) Fund. Brokerage commission fees were higher in the year ended December 31, 2008 than in the years ended December 31, 2007 and 2006 in large part because the Fund’s entire portfolio was sold and new securities were purchased to align with the Fund’s new investment strategy.

RE Advisers currently provides investment advice to Homestead Funds as well as certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members (“NRECA Plans”). Some of the NRECA Plans and other accounts have investment objectives and strategies similar to certain Funds. Accordingly, occasions may arise when RE Advisers and the NRECA investment personnel may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and strategies of Homestead Funds, the NRECA Plans and other accounts.
On those occasions when such simultaneous investment decisions are made, RE Advisers and the NRECA investment personnel will allocate purchase and sale transactions in an equitable manner according to written procedures approved by Homestead Funds’ Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers and the NRECA investment personnel will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity. Such procedures may, in certain instances, be either advantageous or disadvantageous to Homestead Funds.
The following lists the Funds’ holdings in securities of its regular brokers and dealers at December 31, 2008.

Fund	Broker Dealer	Market Value
Daily Income Fund	Merrill Lynch	8,886,770
Short-Term Bond Fund	Lehman Brothers	132,339
Short-Term Bond Fund	JP Morgan Chase & Co.	1,252,774
Short-Term Bond Fund	Merrill Lynch	1,503,777
Short-Term Bond Fund	Morgan Stanley	2,146,500
Short-Term Bond Fund	Bear Stearns	2,505,640
Short-Term Bond Fund	Credit Suisse First Boston	2,684,175
Short-Term Government Fund	Morgan Stanley	1,042,133
Value Fund	JP Morgan Chase & Co.	13,955,178
Growth Fund	Goldman Sachs	97,049
Growth Fund	Morgan Stanley	41,704
BGFA
BGFA assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolio has adopted policies and procedures that prohibit the consideration of sales of the Master Portfolio’s interests as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Master Portfolio’s purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolio will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

The table below sets forth the brokerage commissions paid by the Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolio from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to brokers affiliated with BGFA. (The Stock Index Fund did not begin investing in the Master Portfolio until October 15, 2007.)

	Year Ended December 31
Fund	2008	2007	2006
S&P 500 Index Master Portfolio	$113,013	$43,298	$85,982
PURCHASE AND REDEMPTION OF FUND SHARES BEING OFFERED
The shares of each Fund are offered to the public for purchase directly through RE Investment, which serves as the principal underwriter and distributor for Homestead Funds.
As described in the prospectus, redemptions made by phone or online are limited to less than $50,000 per day from any one Fund in any one account. Additionally, written instructions to redeem amounts of $50,000 or more from any one Fund in any one account must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, RE Investment and RE Advisers a level of protection against identity fraud.

Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to Homestead Funds.
Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund or, in the case of the Stock Index Fund of the Master Portfolio (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Directors of Homestead Funds and the Trustees of the Master Portfolio deem fair and equitable.
In certain circumstances, shares of the Funds may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” RE Advisers is authorized, in its discretion, to effect purchases in-kind for a Fund that meets certain conditions.
The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such NYSE is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.
DETERMINATION OF NET ASSET VALUE
The net asset value per share of each Fund is calculated as of the close of trading on the NYSE on every day the NYSE is open. The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE’s currently scheduled holidays are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The net asset value per share of each Fund’s shares is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.
For purposes of calculating the Daily Income Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.
For purposes of calculating the net asset value per share of Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund, portfolio securities are valued primarily based on market quotations, or if market quotations are not available, by a method that the Board of Directors believes accurately reflects fair value. In accordance with procedures and agreements approved by the Board of Directors, Homestead Funds will use State Street to perform the above-described valuation functions, and RE Advisers continuously monitors State Street’s performance of those functions.
For purposes of determining the net asset value per share of Stock Index Fund, the value of the assets of the Master Portfolio are calculated and allocated to the Stock Index Fund based on its ownership percentage.
DISTRIBUTION OF SHARES
Pursuant to a Distribution Agreement between Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers and is located at 4301 Wilson Blvd., Arlington, Virginia 22203.
Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of Homestead Funds’ prospectus, SAI and periodic reports to investors and potential investors in the Funds; (2) the preparation, printing and distribution of any advertisement or other sales literature; and, (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund’s shares.
As discussed above, NRECA has agreed to provide personnel, property and services to RE Investment in carrying out its responsibilities and services under its agreement with Homestead Funds. In turn, RE Investment has agreed to provide, without cost to Homestead Funds, persons to serve as directors and officers of Homestead Funds.
RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of Homestead Funds.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds, RE Advisers or RE Investment. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.
Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Funds will disclose a complete schedule of investments following the second and fourth fiscal quarters in their semi-annual and annual reports, which are distributed to Fund shareholders and filed with the SEC on Form N-CSR. Each Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and online at www.homesteadfunds.com.
Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, transfer agent, proxy voting service, legal counsel, auditors, financial printer, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Funds, in connection with its services to the Funds. From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.
The Funds’ policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that any conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.
With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with RE Advisers. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, RE Advisers and its affiliates or recipient of the Funds’ portfolio holdings information.
TAXES
Federal Tax Status of the Funds
The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.
Qualification as Regulated Investment Company
Each Fund is treated as a separate taxpayer for federal income tax purposes. Homestead Funds intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which each Fund intends to do, then under the provisions of Subchapter M, the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).
Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings. The taxable year for each Fund is the 12 month period ending December 31.
A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”
If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.
Distributions to Avoid Federal Excise Tax
To avoid paying a federal excise tax, each Fund must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 in the case of the Stock Index Fund, the Growth Fund and the International Value Fund or the 12 months ended on December 31 in the case of the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund and the Small-Company Stock Fund, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a Fund fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and intends to make) the foregoing distributions.

Investments in Foreign Securities
Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. Each Fund intends to operate so as to qualify for applicable treaty-reduced rates of tax.
If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then a Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Value Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Fund will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.
If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.
Investments with Original Issue Discount
Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
Options, Futures, and Swaps
A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, Homestead Funds seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.
The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.
Shareholder Taxation
The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.
Distributions
Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.
At a Fund’s option, a Fund may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since a Fund expects to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by noncorporate shareholders on long-term capital gain, the amount of tax that noncorporate shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event a Fund chooses this option, the Fund must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.
Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.
Buying a Dividend
An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
Qualified Dividend Income
Noncorporate shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. A Fund must designate the portion of any distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, noncorporate shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.
These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to tax at ordinary income rates.
Dividends-Received Deduction
A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.
Gains and Losses on Redemptions
A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.

Long-Term Capital Gains
In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.
These maximum rates on long-term capital gains apply to taxable years beginning before January 1, 2011. Without additional Congressional action, the maximum rate of tax on long-term capital gains for taxable years beginning on or after such date will return to 20% (or 10% in the case of individual investors who are in the 10% or 15% tax bracket).
Deduction of Capital Losses
Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.
Reports to Shareholders
Homestead Funds sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.
Backup Withholding
Homestead Funds may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish Homestead Funds with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies Homestead Funds that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.
CORPORATE MATTERS
As a Maryland corporate entity, Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies, and restrictions of the Funds; and (4) filling vacancies on the Board of Directors in the event that less than a majority of the Directors were elected by shareholders. Homestead Funds expects that there will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At such time, the Directors then in office will call a shareholders meeting for the election of Directors. In addition, holders of record of not less than two-thirds of the outstanding shares of Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, whose address is 100 Light Street, Suite 1900, Baltimore, MD 21201, is the independent registered public accounting firm for Homestead Funds.
The audited financial statements for the fiscal year ended December 31, 2008, and the report of the independent accountants for the year then ended, are included in Homestead Funds’ Annual Report to Shareholders dated December 31, 2008. The annual report is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 1-800-258-3030 or on the Funds’ website at www.homesteadfunds.com.

The annual report to shareholders dated December 31, 2008 for the Master Portfolio also is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 1-800-258-3030.
LEGAL MATTERS
Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the prospectus has been provided by Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, which serves as Special Counsel to Homestead Funds.

APPENDIX A
DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES
DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S COMMERCIAL PAPER RATINGS:
Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
1. Leading market positions in well established industries. High rates of return on funds employed.
2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.
3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
4. Well established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S CORPORATE BOND RATINGS:
Aaa—Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds, which are rated Aa, are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
A—Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa—Bonds, which are rated Baa, are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.
DESCRIPTION OF STANDARD & POOR’S CORPORATION’S COMMERCIAL PAPER RATINGS:
A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S CORPORATE BOND RATINGS:
AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
AA—Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A—Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB—Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.
DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S COMMERCIAL PAPER RATINGS:
Fitch-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.
Fitch-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.
DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S CORPORATE BOND RATINGS:
AAA—Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.
AA—Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the “AAA” class, but a bond so rated may be of junior though strong lien—in many cases directly following an AAA bond—or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

APPENDIX B
RE ADVISERS CORPORATION
Proxy Voting Policies and Procedures
Effective August 6, 2003
Last Amended March 17, 2005
RE Advisers is responsible for voting proxies with respect to securities held in client accounts, including clients that are pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). This document sets forth our policies with respect to proxy voting and our procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, Rule 206(4)-6 requires that we:
•	adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

•	describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request; and

•	disclose to clients how they may obtain information from us about how we voted proxies for their securities.
A. Objective
Where RE Advisers is given responsibility for voting proxies, we take reasonable steps under the circumstances to ensure that proxies are voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts. The financial interest of our clients is the primary consideration in determining how proxies should be voted.
B. Accounts for Which RE Advisers Has Proxy Voting Responsibility
RE Advisers is responsible for voting proxies with respect to securities selected by RE Advisers and held in client accounts. RE Advisers’ standard form investment advisory agreement provides that RE Advisers is responsible for proxy voting unless the client has directed RE Advisers to the contrary in writing. As a general rule, RE Advisers does not, however, vote proxies for securities not selected by RE Advisers that are nevertheless held in a client account or where RE Advisers otherwise is not vested with discretionary authority over securities held in a client account.
Although clients may reserve to themselves or assign to another person proxy voting responsibility, certain formalities must be observed in the case of ERISA plans. Where authority to manage ERISA plan assets has been delegated to RE Advisers, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed RE Advisers has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:
•	be in writing;

•	state that RE Advisers is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).
C. Arrangement with IRRC
To assist us in carrying out our responsibilities with respect to proxy voting, RE Advisers uses the services of Investor Responsibility Research Center (“IRRC”), which is a proxy research, advisory, voting, recordkeeping, and vote-reporting service. Pursuant to a proxy voting agency service agreement, IRRC keeps RE Advisers apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request, and votes proxies in accordance with our guidelines or instructions. IRRC maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast for clients.

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When making proxy voting decisions, and except to the extent superseded by client proxy voting policies, RE Advisers generally adheres to its proxy voting guidelines, which set forth RE Advisers’ positions on recurring issues. The guidelines are reviewed periodically and updated or revised as necessary. The guidelines are not exhaustive and do not include all potential voting issues. Proposals not covered by the guidelines and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. RE Advisers’ voting decisions are then communicated to IRRC.
Although we may consider IRRC’s recommendations on proxy issues, RE Advisers bears ultimate responsibility for proxy voting decisions. For ERISA plans for which RE Advisers votes proxies, RE Advisers is not relieved of its fiduciary responsibility by following directions of IRRC or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.
D. Adherence to Client Proxy Voting Policies
Although clients do not always have proxy voting policies, if a client has such a policy and instructs RE Advisers to follow it, RE Advisers is required to comply with it except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, RE Advisers, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy.
RE Advisers must to the extent possible comply with each client’s proxy voting policy. If such policies conflict, RE Advisers may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account, for example (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).
E. Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of RE Advisers’ clients and the interests of RE Advisers, its employees, or its affiliates. RE Advisers must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:
•	A proponent of a proxy proposal has a business relationship with RE Advisers or its affiliates;

•	RE Advisers or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An RE Advisers’ employee has a personal interest in the outcome of a particular matter before shareholders; or

•	An RE Advisers’ employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.
RE Advisers’ President or his designee is responsible for identifying proxy voting proposals that may present a conflict of interest. If RE Advisers receives a proxy relating to an issue that raises a conflict of interest, the President or his designee shall determine whether the conflict is “material” to any specific proposal included within the proxy. The President or his designee will determine whether a proposal is material as follows:
•	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for RE Advisers, unless the President or his designee has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).

•	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the President or his designee determines that RE Advisers does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. In determining on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the President or his designee will consider whether RE Advisers may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships, and will survey RE Advisers’ officers, directors, and portfolio managers to elicit whether any of them have such a business or personal relationship. The President or his designee will retain written documentation of the basis for any such determination.
For any proposal where the President determines that RE Advisers has a material conflict of interest, RE Advisers may vote a proxy regarding that proposal in any of the following manners:
•	Refer Proposal to the Client – RE Advisers may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

•	Obtain Client Ratification – If RE Advisers is in a position to disclose the conflict to the client (i.e., such information is not confidential), RE Advisers may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent to how RE Advisers will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Use Predetermined Voting Policy – RE Advisers may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the client, so long as the subject matter of the proposal is specifically addressed in the guidelines or proxy voting policies such that RE Advisers will not be exercising discretion on the specific proposal raising a conflict of interest.

•	Use an Independent Third Party – Subject to any client imposed proxy voting policies, RE Advisers may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict or may have the third party vote such proxies.
F. Operational Procedures
RE Advisers’ Investments Division is responsible for ensuring that IRRC receives, processes, and votes proxies in accordance with our proxy voting guidelines or instructions. Once a client account is established, the Investments Division will arrange for the client’s custodian to forward proxy materials to IRRC. The Investments Division will also make sure the client’s custodian provides IRRC with a list of client holdings on a regular basis to enable IRRC to track meeting dates and notify RE Advisers of upcoming meetings. A portfolio manager at RE Advisers will review each proxy before it is voted by IRRC to ensure that proxies are voted in the best interest of our clients. RE Advisers or its designee will periodically perform an audit designed to confirm that proxy materials for client accounts are sent to IRRC and that proxy proposals are voted by IRRC in accordance with RE Advisers’ guidelines or instructions.
G. Disclosure of Proxy Voting Intentions
RE Advisers personnel should not discuss with members of the public how RE Advisers intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other clients for which RE Advisers votes proxies. Disclosure of RE Advisers’ proxy voting intentions – especially when done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.
H. Special Issues with Voting Foreign Proxies
Although RE Advisers has an arrangement with IRRC, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), RE Advisers may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision as to whether voting a given proxy proposal is prudent.
I. Securities Subject to Lending Arrangements
For various legal or administrative reasons, RE Advisers may not be able to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. RE Advisers will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, RE Advisers may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in RE Advisers’ judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.
J. Client Information
RE Advisers’ proxy voting policies and procedures, as well as its proxy voting guidelines, are available to clients upon request. To clients for which RE Advisers has proxy voting authority, we will provide a summary of our proxy voting policies and procedures and disclose how those clients may obtain information about how their proxies were voted. If requested, RE Advisers will provide clients with information on our proxy voting decisions and actions for securities in their accounts. In the case of ERISA plans, the named fiduciary that appointed RE Advisers is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, RE Advisers provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.
K. Recordkeeping
RE Advisers, in conjunction with IRRC, will compile and maintain for five (5) years the proxy voting records required by Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of its proxy voting policies and procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by RE Advisers that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written client request for information on how RE Advisers voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information.

APPENDIX C:
T. ROWE PRICE PROXY VOTING — PROCESS AND POLICIES
T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Proxy Administration
The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.
Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.
T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.
Fiduciary Considerations
T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.
T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:
Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.
Executive Compensation
Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.
Anti-takeover, Capital Structure and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.
Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

APPENDIX D
MERCATOR ASSET MANAGEMENT, L.P.
PROXY VOTING POLICIES AND PROCEDURES
Mercator Asset Management, L.P. (MAM) has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.
MAM PROXY VOTING POLICIES:
–	Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is a fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

–	MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

–	MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual(1) as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes.
PROXY VOTING PROCEDURES:
–	Designated Proxy Officer of MAM is responsible for client proxy votes.

–	MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client’s best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

–	Full documentation is kept on each vote cast in every client account.

–	Additionally, the CCO will review and sign-off on the following votes: Any vote presented to MAM’s investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

–	Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM’s investment committee for a decision.

–	Procedures are in place to assure voting is done in a timely manner.
PROXY VOTING REPORTING:
Reporting of proxy voting is available to all of our clients upon request.
(1) See Attachment: ISS Global Proxy Voting Manual
ISS INTERNATIONAL CORPORATE GOVERNANCE POLICY 2006 UPDATES
(ISS LOGO)
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>>> BOARD
CORPORATE GOVERNANCE ISSUE:
ELECTION OF DIRECTORS (EUROPE)
CORPORATE GOVERNANCE ISSUE:
ELECTION OF DIRECTORS (EUROPE)
CURRENT POLICY POSITION:
ISS recommends a vote FOR management nominees in the election of directors, unless:
–	Adequate disclosure has not been provided in a timely manner*;

–	There are clear concerns over questionable finances or restatements;

–	There have been questionable transactions with conflicts of interest;

–	There are any records of abuses against minority shareholder interests; and

–	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.
*	In Europe, the general policy with respect to disclosure is focused on the largest companies with the worst corporate governance practices. However, the policy has also been applied to some small companies that had particularly poor practices compared to other companies of similar size. ISS attempts to engage with these companies, which receive a notification from ISS prior to proxy season explaining ISS’ concerns, such as poor quality of disclosure, untimely disclosure, and bundling of director elections, to allow the companies to react and reconsider their practices before season.
NEW POLICY POSITION: In addition to continuing to apply ISS’ general policy on director elections, ISS is adding five policies for certain European markets:
(a) DIRECTORS’ TERM OF OFFICE
ISS has a strong preference that all directors stand for regular re-election to maximize their accountability to shareholders. The ability to elect directors is the single most important use of the shareholder franchise.
For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, ISS will recommend AGAINST the election or reelection of any directors when their term is not disclosed or when it exceeds four years and adequate explanation for noncompliance has not been provided. In these 11 markets, maximum four-year board terms are either recommended best practice or required by legislation. ISS prefers that companies shorten the terms for existing directors that exceed this best practice. The policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.

(b) EXECUTIVES ON AUDIT AND REMUNERATION COMMITTEES
ISS prefers that all key board committees consist only of independent outsiders. ISS believes that executives, particularly on such key board committees as the audit and compensation committees, threaten to undermine the purpose of these committees in providing objective oversight and preventing conflicts of interest.
For the markets of Finland, France, Ireland, the Netherlands, and Sweden, ISS will recommend AGAINST the election or re-election of any executives (as defined by ISS’ director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. ISS will also recommend AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS will consider that entire board fulfills the role of a committee. In such case, ISS will recommend AGAINST the executives, including the CEO, up for election to the board.
In these five markets, it is either recommended best practice and/or market practice to exclude executives from these two key committees. The policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.
Carve-out: FOR SWEDEN, THE POLICY WILL BE APPLIED ONLY TO THOSE COMPANIES THAT ARE SUBJECT TO THE SWEDISH CODE, WHICH RECOMMENDS THAT NO EXECUTIVES SERVE ON THESE TWO COMMITTEES.
(c) BUNDLING OF PROPOSAL TO ELECT DIRECTORS
ISS disapproves in principle of bundling together proposals that could be presented as separate voting items because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. ISS considers director elections to be one of the most important voting decisions that shareholders make. Therefore, directors should be elected individually.
For the markets of France and Germany, ISS will recommend AGAINST the election or re-election of any directors if the company proposes a single slate of directors. In France, unbundled director elections are market practice and in Germany it is recommended best practice starting Jan. 1, 2006. The policy will be applied to all core and non-core companies in these markets.
(d) MAJORITY-INDEPENDENT BOARD (i.e., greater than 50 percent)
For the markets of France, Switzerland, and the Netherlands, ISS will recommend AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. The policy will apply to core companies in these three markets. For the markets of Finland, Sweden, Belgium, Ireland, and Luxembourg, ISS will apply the same policy to recommend AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.
CARVE-OUTS: For the larger German companies where 50 percent of the board must consist of labor representatives by law, ISS will require that one-third of the total board be independent. For all markets, if a company is family-controlled or has a majority shareholder, ISS will apply an independence rule that is proportionate to the economic interest of the controlling family or majority shareholder. NOTE: Controlled-company is defined based on economic interest and not voting power.
ISS will communicate to the markets in question well ahead of proxy season that no alerts will be sent even if the company provides further background information on the nominees after the ISS analysis is sent out.
For the European core companies not covered by this policy, language will be included in ISS’ analyses indicating the preference for a majority-independent board.
(e) DISCLOSURE OF NAMES OF NOMINEES
For eleven markets: Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, ISS will recommend AGAINST the election or reelection of any directors when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all core and non-core companies in these markets, for bundled as well as unbundled items.

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), ISS will recommend AGAINST the election of directors if the names of all nominees have not been disclosed at the time when the ISS analysis is being written. If the elections are bundled, ISS will recommend AGAINST the entire resolution. These companies are among the world’s largest and should be held to higher standards. In addition, ISS may recommend AGAINST directors at companies outside the MSCI EAFE index if the names of all nominees have not been disclosed and there are other concerns or egregious practices (such as in the case where a target policy has already been pursued).
CORPORATE GOVERNANCE ISSUE:
KEY COMMITTEE MEMBERSHIP AND CHAIRMAN/CEO (IRELAND)
CORPORATE GOVERNANCE ISSUE:
KEY COMMITTEE MEMBERSHIP AND CHAIRMAN/CEO (IRELAND)
CURRENT POLICY POSITION: ISS currently recommends AGAINST inside directors serving on the audit and/or remuneration committees. ISS has no current policy on the combined Chairman and CEO roles for Irish companies.
NEW POLICY POSITION: In accordance with the best practice recommendations of the Combined Code, ISS will recommend AGAINST any non-independent directors serving on the audit and/or remuneration committees, as well as the board chairman, if he or she serves on either of these committees. ISS will recommend a vote AGAINST the appointment of the Chairman/CEO if the two positions are combined.
RATIONALE FOR UPDATE: The U.K. Combined Code of Corporate Governance is annexed to the Listing Rules of the Irish Stock Exchange. A company listed on the ISE is required to state in its annual report how it has applied these principles and whether it has complied with the Best Practice provisions, giving reasons for non-compliance. The Combined Code is considered corporate governance best practice in the Irish market, and ISS expects companies to follow best practice.
CORPORATE GOVERNANCE ISSUE:
INDEPENDENCE DEFINITION & DIRECTOR CLASSIFICATION
CORPORATE GOVERNANCE ISSUE:
INDEPENDENCE DEFINITION & DIRECTOR CLASSIFICATION
CURRENT POLICY POSITION: ISS is further refining its terms for classification and definitions of independence to provide clarifications in the following areas:
–	Application of terms and definitions of “Executive Director” and “Non-Executive Director”;

–	Definition of relative to mean only “immediate family member”: spouses, parents, children, siblings, in-laws, and anyone sharing the director’s home;

–	Length of board service affecting independence; and

–	Related-party transactions.
ISS Classification of Directors — International Policy 2006
EXECUTIVE DIRECTOR
–	Employee or executive of the company

–	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company

Non-Independent Non-Executive Director (NED)
–	Any director who is attested by the board to be a non-independent NED

–	Any director specifically designated as a representative of a significant shareholder of the company

–	Any director who is also an employee or executive of a significant shareholder of the company

–	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially owns less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances)

–	Government representative

–	Receives (or a relative(1) receives) any fees for providing consulting/ professional services to the company or its affiliates or to its officers

–	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(2))

–	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company

–	Relative(1) of current employee of the company or its affiliates

–	Relative(1) of former executive of the company or its affiliates

–	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder)

–	Founder/co-founder/member of founding family but not currently an employee

–	Former executive (5 year cooling off period)

–	Years of service will NOT be determining factor unless it is recommended best practice in a market

—	9 years (from the date of election) in the United Kingdom and Ireland

—	12 years in European markets
Independent NED
–	No material(3) connection, either directly or indirectly, to the company other than a board seat
Employee Representative
–	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED)
FOOTNOTES:
(1)	“Relative” follows the NYSE definition of “immediate family members” which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director’s home.
(2)	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
(3)	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

CORPORATE GOVERNANCE ISSUE:
CORPORATE GOVERNANCE ISSUE:
BOARD ATTENDANCE (SOUTH AFRICA, SOUTH KOREA)
BOARD ATTENDANCE (SOUTH AFRICA, SOUTH KOREA)
CURRENT POLICY POSITION: The purpose of board membership is to represent outside shareholder interests and to monitor the activities of management. Directors cannot satisfy their fiduciary responsibility to shareholders if they do not attend meetings. ISS watches each director’s attendance at board meetings and may recommend that shareholders oppose director nominees for poor attendance. It is expected that board members attend at least 75 percent of board meetings unless a reasonable explanation is documented. (Attendance via videoconference or teleconference count as attendance.)
NEW POLICY POSITION: ISS will recommend a vote AGAINST board member nominees who have attended less than 75 percent of board meetings without a valid reason for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.
This policy will apply only to outside directors at core companies in Korea.
Rationale for Update: ALMOST ALL COMPANIES IN SOUTH AFRICA PROVIDE ATTENDANCE RECORDS FOR BOARD MEMBERS IN THE ANNUAL REPORT, WHILE THE KOREAN COMMERCIAL LAW REQUIRES COMPANIES IN KOREA TO DISCLOSE ATTENDANCE RECORDS OF BOARD MEETINGS BY OUTSIDE DIRECTORS. SINCE ATTENDANCE RECORD DISCLOSURE IS SO BROAD BASED IN THESE MARKETS THAT ISS CAN IMPLEMENT A VOTE RECOMMENDATION BASED ON ATTENDANCE DISCLOSURE.
CORPORATE GOVERNANCE ISSUE:
CORPORATE GOVERNANCE ISSUE:
AUDIT COMMITTEE (SOUTH KOREA)
AUDIT COMMITTEE (SOUTH KOREA)
CURRENT POLICY POSITION: There has been no written policy on audit committee composition for South Korea. However, ISS advocates that only independent/outside directors should be nominated to audit committees.
NEW POLICY POSITION: ISS will recommend a vote AGAINST any nominee who is a non-independent/inside director serving on the audit committee.
RATIONALE FOR UPDATE: In practice, ISS has made recommendations to vote against non- independent directors servicing on audit committees and is now codifying this policy.
CORPORATE GOVERNANCE ISSUE:
ELECTION OF DIRECTORS (TAX HAVENS)
CORPORATE GOVERNANCE ISSUE:
ELECTION OF DIRECTORS (TAX HAVENS)
CURRENT POLICY POSITION: The vast majority of Tax Havens issuers are evaluated under the U.S. Research policy; the “ISS Tax Havens Policy” is only applied to about 10 percent of our core coverage. This policy was designed to be more flexible in evaluating the boards of Tax-Haven incorporated companies that trade in the U.S.; or are majority owned by Non- US residents; or trade principally in a foreign market; or adhere to a combination of U.S. and non-US corporate governance. These companies are allowed various exemptions to the listing and disclosure standards.
The current Tax Havens policy is to recommend AGAINST insiders on the audit and compensation committees, and AGAINST insiders and affiliated outsiders on boards that lack a compensation committee.

NEW POLICY POSITION: An increasing number of companies are using the Tax Havens to access the US as their exclusive trading market, and the listing standards for Foreign Private Issuers have become stricter as of July 2005. The main market indexes are increasingly considering these tax haven companies as U.S. entities. Therefore, ISS will:
1.	Recommend votes AGAINST affiliated outside directors on the audit, compensation and nominating committees. In the cases where companies lack a nominating committee, ISS would recommend AGAINST inside and affiliated outside director nominees for failure to establish a nominating committee.

2.	Recommend votes AGAINST inside directors and affiliated outside directors for Foreign Private Issuers that trade exclusively in the U.S. but fail to establish a majority independent board. This policy is directed at companies that are grouped within the U.S. market index, adhere principally to U.S. corporate governance standards, but owing solely to their foreign ownership, they file with the SEC as Foreign Private Issuers.
RATIONALE FOR UPDATE: Due to U.S. institutional investor’s strong appetite for new Chinese equity, there have been a number of Chinese IPOs making the transition from private entity to U.S.-listed company without passing through the intermediate stage of establishing a listing on their home market.
ISS views the listing standards as a minimum requirement, and believes majority independent boards and exclusively independent compensation committees are minimum corporate governance standards. The new ISS Tax Havens policy encourages outlying companies towards better governance structures.
CORPORATE GOVERNANCE ISSUE:
DIRECTOR AND/OR INTERNAL AUDITORS’ INDEMNIFICATION/LIABILITY PROVISIONS (ITALY)
CORPORATE GOVERNANCE ISSUE:
DIRECTOR AND/OR INTERNAL AUDITORS’ INDEMNIFICATION/LIABILITY PROVISIONS (ITALY)
Current Policy Position: ISS’S GENERAL POLICY FOR PROPOSALS IN ITALY SEEKING INDEMNIFICATION AND LIABILITY PROTECTION FOR DIRECTORS AND OFFICERS IS TO RECOMMEND ON A CASE-BY-CASE BASIS AND TO RECOMMEND AGAINST PROPOSALS TO INDEMNIFY EXTERNAL AUDITORS. UNDER THIS COVERAGE, COMPANIES TYPICALLY GUARANTEE TO UNDERTAKE THE PAYMENT OF FINES AND/OR DAMAGES ASSOCIATED WITH AN EMPLOYEE’S PARTICULAR ACTION. IT SHOULD BE NOTED, HOWEVER, THAT COMPANIES ONLY ASSUME THIS RESPONSIBILITY IF IT CAN BE DETERMINED THAT THE ACCUSED ACTED IN GOOD FAITH.
NEW POLICY POSITION: ISS will continue the current policy in Italy and will recommend FOR the indemnification of internal auditors as they are considered part of the company’s governance bodies. However, ISS will recommend AGAINST this type of resolution whenever the costs associated with the approval of the resolution are NOT disclosed (or made available in a timely manner) to shareholders.
RATIONALE FOR UPDATE: According to Italian regulations, internal auditors hold responsibilities with respect to the supervision of management practices adopted and also help ensure compliance with Italian legislation and perform a control of the accounts every three months. ISS is codifying the policy that has been applied to date specifically for Italy.
>>>ANTI-TAKEOVER
CORPORATE GOVERNANCE ISSUE:
POISON PILLS (JAPAN)
CORPORATE GOVERNANCE ISSUE:
POISON PILLS (JAPAN)
CURRENT POLICY POSITION: ISS does not have a formal policy on poison pills for the Japanese market as poison pills appeared on Japanese agendas for the first time in 2005 (fewer than 10 proposals). Until the first proposals appeared in June, it was unclear what form the resolutions would take but ISS has been reviewing the pills on a case-by-case basis and has recommended against all but one proposal.

ISS opposes most forms of anti-takeover mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. However, in the U.S., in cases where shareholders have the opportunity to vote on a poison pill, ISS has supported the pill if it meets certain criteria including a sunset provision, qualified offer clause, lack of “dead-hand” features etc. The Japanese proposals we have seen so far have generally met these criteria.
Japanese companies are also permitted to implement poison pills by means of a board resolution without seeking shareholder approval. Several companies have already done so; ISS has examined the details on a case-by-case basis, and recommended against the reelection of a company president over the decision to implement the pill.
NEW POLICY POSITION: Vote recommendations regarding management proposals to approve poison pills should be determined on a CASE-by-CASE basis. In general, ISS recommends a vote FOR a poison pill resolution only if:
–	the decision whether or not to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management;

–	the pill will not be triggered unless the would-be acquirer has purchased a stake of at least 20 percent of issued share capital;

–	the effective duration of the poison pill (duration of the warrant issuance authority) is for a maximum of three years;

–	the board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders;

–	the company has disclosed under what circumstances it expects to make use of the authorization to issue warrants, and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value;

–	there are no other protective or entrenchment tools; and

–	the company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.
ISS recommends a vote AGAINST in all other situations, including where the information disclosed is insufficient to evaluate the request.
Where a company has implemented a takeover defense without shareholder approval, and that defense goes beyond a demand for additional information from the bidder and allows the board to block the bid without input from shareholders, ISS recommends a vote AGAINST the reelection of the CEO and/or the chairman. Where neither of the representative directors (CEO and chairman) is up for re-election, ISS recommends a vote AGAINST the payment of director bonuses that are generally included in the income allocation proposal. Where the company goes as far as to issue warrants to a designated shareholder to block a potential bid, without shareholder input, ISS recommends a vote AGAINST the reelection of all directors.
RATIONALE FOR UPDATE: This policy is codifying the practice adopted in regards to the appearance of poison pills in Japan in 2005, and the expected increase in the number of such proposals in the future. ISS expects further poison pill proposals to be scrutinized intensely by the market and investors, particularly as larger companies introduce such measures.

CORPORATE GOVERNANCE ISSUE:
     PROTECTIVE PREFERENCE SHARES (NETHERLANDS)
CORPORATE GOVERNANCE ISSUE:
PROTECTIVE PREFERENCE SHARES (NETHERLANDS)
CURRENT POLICY POSITION: ISS does not currently have a formal policy on preference shares issued by Dutch companies designed for potential issuance to a company-friendly foundation, which are the most common anti-takeover instrument in the Netherlands. (In a hostile takeover bid, the management board could use the authority to issue preference shares to a friendly foundation in order to obtain a voting majority. When preference shares may be issued for this purpose, rather than for financing, shareholders are asked to authorize the board to issue already authorized anti-takeover preference shares to a company-friendly foundation in the case of a hostile takeover.)
However, in general, ISS opposes most forms of anti-takeover mechanisms.
NEW POLICY POSITION: Vote recommendations regarding management proposals to approve protective preference shares should be determined on a CASE-by-CASE basis. In general, ISS will recommend voting FOR protective preference shares only if:
–	the supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

–	no call / put option agreement exists between the company and a foundation for the issuance of protective preference shares;

–	there is a qualifying offer clause or there are annual management and supervisory board elections;

–	the issuance authority is for a maximum of 18 months;

–	the board of the company friendly foundation is independent;

–	the company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares;

–	there are no priority shares or other egregious protective or entrenchment tools;

–	the company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them; and

–	Art 2:359c Civil Code of the legislative proposal has been implemented (see reference below).
ISS will recommend a vote AGAINST in all other situations, including where the information disclosed is insufficient to evaluate the request.
RATIONALE FOR UPDATE: This policy update aligns ISS’s approach to poison pills in the Dutch market with the approach taken in other markets. Furthermore, when the EU Directive on takeover bids (Art. 2:359c Civil Code) is adopted, it will provide that a party that has made a public offer and that has acquired at least 75 percent of the issued capital will be able to dismiss and nominate the board of the target (i.e. the management board and supervisory board) after six months of the public offer. Special shareholder rights of priority shareholders will be ignored at the EGM during which the board dismissal / election will be decided on. Effectively, protective preference shares can only be used to give the target a window of six months to negotiate a better deal or to find a white knight, provided the bidder has 75 percent of the (actual) outstanding capital.
CORPORATE GOVERNANCE ISSUE:
CORPORATE GOVERNANCE ISSUE:
ANTI-TAKEOVER SHARE ISSUANCE (NORWAY)
ANTI-TAKEOVER SHARE ISSUANCE (NORWAY)

     Current Policy Position: ISS DOES NOT HAVE A CURRENT FORMAL POLICY ON SHARE ISSUANCES WITHOUT PREEMPTIVE RIGHT AT NORWEGIAN COMPANIES WHERE SHARES MAY BE USED TO THWART A TAKE-OVER IF THE POWER OF ATTORNEY SPECIFICALLY PROVIDES FOR THIS. HOWEVER,
–	ISS’ general policy is to recommend FOR issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital.
–	RECOMMENDS AGAINST ALL FORMS OF ANTI-TAKEOVER MECHANISMS, AS THEY LIMIT SHAREHOLDER VALUE BY ELIMINATING THE TAKEOVER OR CONTROL PREMIUM FOR THE COMPANY.
New Policy Position: ISS WILL RECOMMEND A VOTE AGAINST PROPOSALS TO ISSUE SHARES WITHOUT PREEMPTIVE RIGHTS IF THE AUTHORIZATION MAY BE USED TO THWART A TAKEOVER. IF THE DISCLOSURE IS SO POOR THAT WE ARE UNABLE TO DETERMINE WHETHER THE AUTHORIZATION WOULD ALLOW FOR THE ISSUANCE OF SHARES FOR SUCH A PURPOSE, WE WILL ALSO RECOMMEND A VOTE AGAINST. IN ALL OTHER CASES, WHEN DILUTION FROM A GENERAL SHARE ISSUANCE REQUEST WITHOUT PREEMPTIVE RIGHTS DOES NOT EXCEED 20 PERCENT, WE WILL RECOMMEND A VOTE FOR.
RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.
>>> COMPENSATION
CORPORATE GOVERNANCE ISSUE:
REMUNERATION REPORT (SWEDEN)
CORPORATE GOVERNANCE ISSUE:
REMUNERATION REPORT (SWEDEN)

Current Policy Position:	ISS DOES NOT CURRENTLY HAVE A WRITTEN POLICY ON THE APPROVAL OF THE REMUNERATION REPORT AT SWEDISH COMPANIES.
NEW POLICY POSITION: In general, ISS will recommend voting AGAINST a company’s remuneration policy under any of the following circumstances:
–	The potential dilution from equity-based compensation plans exceeds ISS guidelines;

–	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods;

–	The remuneration report was not made available to shareholders in a timely manner; or

–	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.
For companies that do not have the item on the agenda, ISS will include in the analysis a cautionary note emphasizing that ISS believes that this is a critical issue and that we will monitor the company in the future and may consider recommending AGAINST a related proposal if the company does not put the item for shareholder approval.
RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.
CORPORATE GOVERNANCE ISSUE:
STOCK OPTIONS (FINLAND)
CORPORATE GOVERNANCE ISSUE:
STOCK OPTIONS (FINLAND)

CURRENT POLICY POSITION: ISS does not have a current policy on proposals to reduce strike price by corresponding amount of future dividends. ISS’ practice has been to recommend a vote FOR stock option plans irrespective of whether they contained a provision allowing a reduction in the strike price, as long as all other features of the plan complied with our guidelines. In the past, the level of disclosure was not consistent among companies, and it was unclear whether the lack of a provision to reduce the strike price signified that no such provision was included among the terms.
NEW POLICY POSITION: ISS will recommend AGAINST new stock option plans if they contain the provision in question or amendments to introduce the provision in question into already existing stock option plans if regular dividends are also covered. ISS will make an exception if a company proposes to reduce the strike price by the amount of future special dividends only. ISS will recommend a vote FOR proposals or plan provisions that provide for proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend. Such adjustments would preserve the economic and incentive value of the outstanding awards.
RATIONALE FOR UPDATE: Factors that were considered in formulating the new policy included the following:
–	The lowering of the strike price increases the probability that the options will be exercisable and increases the potential cost to shareholders.

–	The lowering of the strike price by the dividends seems to be a way of protection against the decline in value of a share due to a dividend payment. However, in the long run, a dividend payment does not tend to adversely affect the share price.

–	If there is a given limit in the amount of the reduction — would the strike price be reduced (a) by the amount of all future dividends paid prior to vesting, (b) down to the par value of the shares, or (c) by a specified euro amount.

–	Further shareholder approval is not required for the actual reduction.

–	In most markets, outstanding options granted by companies do not normally accrue dividends.
CORPORATE GOVERNANCE ISSUE:
REMUNERATION SCHEME DISCLOSURE (GERMANY)
CORPORATE GOVERNANCE ISSUE:
REMUNERATION SCHEME DISCLOSURE (GERMANY)
CURRENT POLICY POSITIONS: ISS does not have a formal policy on Authorizing the Management Board not to Disclose Remuneration Schemes for Five Years in Germany, but ISS has opposed the proposal in practice. ISS’ general policy is to recommend that companies disclose director remuneration figures.
NEW POLICY POSITION: Since a proposal to authorize the management board not to disclose remuneration schemes for five years would go against ISS general policy and against the German Kodex recommendation to disclose management remuneration, ISS will recommend that shareholders vote AGAINST these resolutions.
RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.
>>> GENERAL
CORPORATE GOVERNANCE ISSUE:
CORPORATE GOVERNANCE ISSUE:
RELATED-PARTY TRANSACTIONS (FRANCE)
RELATED-PARTY TRANSACTIONS (FRANCE)

          CURRENT POLICY POSITION: Currently, there is no formal policy on proposals to approve the special auditors’ report regarding regulated agreements which French companies are required to submit for shareholder approval.
NEW POLICY POSITION: ISS will recommend on a CASE-BY-CASE basis:
–	If the report on the agreements is available 21 days before, analysis will be provided in accordance with that below.

–	If the report is not available 21 days before, vote against

–	If the report is not available 21 days before but the resolution states that there are none, vote for.

–	If the auditors’ report contains an agreement between a non-executive director and the company for the provision of consulting services (including all professional services), vote against as such arrangements may compromise the director’s independence.

Parameters to vote on regulated agreements:
–	individuals concerned by the agreement

–	detailed content of the agreement

–	convened remuneration / financial counterpart
Potential contentious issues:

Issue	Acceptable threshold
Executive remuneration for consulting	Above EUR 100,000, the company must explain why the agreement was in shareholders’ interest

Executive severance payment	Up to an amount that corresponds to twice the whole annual current remuneration of the executive director

General agreement of remuneration from the company to the mother company	The company must sufficiently justify a material amount
RATIONALE FOR UPDATE: Regulated agreements are a voting item at all annual general meetings during which the financial statements have to be approved. ISS is codifying the policy that has been applied to date.

CORPORATE GOVERNANCE ISSUE:
MEASURES TO ADDRESS DECLINE IN A COMPANY’S NET ASSET VALUE RELATIVE TO ITS CAPITAL (ITALY)
CORPORATE GOVERNANCE ISSUE:
     MEASURES TO ADDRESS DECLINE IN A COMPANY’S NET ASSET VALUE RELATIVE TO ITS CAPITAL (ITALY)
     Current Policy Position: ISS DOES NOT CURRENTLY HAVE A WRITTEN POLICY FOR RESOLUTIONS REGARDING ITALIAN ISSUERS’ PROPOSALS TO ADOPT MEASURES IN CONNECTION WITH THE DECLINE IN THE COMPANY’S NET ASSET VALUE RELATIVE TO ITS CAPITAL.
     ISS’ CURRENT PRACTICE IS TO APPLY A CASE-BY-CASE APPROACH PROPOSING A VOTE RECOMMENDATION AGAINST IN ALL CASES IN WHICH IT IS IMPOSSIBLE TO DETERMINE WHICH SOLUTIONS WILL BE PROPOSED TO SHAREHOLDERS AND A RECOMMENDATION FOR WHEN THE SOLUTION PROPOSED IS CLEARLY PRESENTED BY THE BOARD.
The choices presented to shareholders by the board are one (or a combination) of the following:
–	Restoring the company’s capital,

–	Transforming the company into a different entity, or

–	Liquidating the company.
NEW POLICY POSITION: ISS will take a case-by-case approach on this proposal, recommending a vote against when the information is insufficient to allow ISS to determine which solution will be proposed, and a recommendation for when the solution proposed is clearly presented by the board and is logical.

RATIONALE FOR UPDATE: ISS is codifying the policy that has been applied to date.

APPENDIX E
BARCLAYS GLOBAL INVESTORS, N.A.
PROXY VOTING GUIDELINES
FOR
U.S. SECURITIES
Philosophy
Barclays Global Investors, N.A. (BGI)1 carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting power. BGI votes (or refrains from voting) proxies for each Fund for which it has voting power based on BGI’s evaluation of the best long-term economic interests of shareholders and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BGI or BGI’s affiliates.
BGI seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. BGI’s Proxy Voting Guidelines (“Guidelines”) are intended to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to their boards of directors. BGI seeks to avoid micromanagement of companies, as BGI believes that a company’s board of directors is best positioned to represent shareholders and oversee management on their behalf. We strive instead to use voting as a means to encourage companies to follow practices that enhance shareholder value, increase transparency and allow the market to value corporate assets appropriately.
Our policies in support of this philosophy include positions intended to promote effective, independent boards and discourage most anti-takeover and other proposals that would create barriers or costs to transactions that are likely to deliver a premium to shareholders. We also generally oppose actions that would significantly dilute the interests of existing shareholders.
With regard to the relationship between securities lending and proxy voting, BGI’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGI recalling loaned securities in order to ensure they are voted. Periodically, BGI analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions.
Oversight
The BGI Americas Proxy Committee (“Proxy Committee”), a committee of senior BGI executives, oversees the proxy voting process. The Proxy Committee reviews and approves amendments to the BGI Guidelines and grants authority to the Global Head of Corporate Governance and Proxy Voting (“Director”), a dedicated BGI employee without sales or client responsibilities, to vote in accordance with the Guidelines. The Director leads a team of dedicated BGI employees without sales or client responsibilities (“Proxy Group”) to carry out voting and vote operations in a manner consistent with the Proxy Committee’s mandate. The Proxy Group engages companies, as appropriate, in discussions of significant proxy issues, conducts research on corporate governance policy and participates in industry discussions to keep abreast of the field of corporate governance. The Proxy Group, or vendors overseen by the Proxy Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Proxy Group may refer complicated or particularly controversial matters or discussions to the

[1]	References to BGI, the BGI Proxy Voting Guidelines, the BGI Proxy Committee and the Global Head of Corporate Governance & Proxy Voting as used herein should be understood to also refer to Barclays Global Fund Advisors (“BGFA”) and the BGFA Proxy Voting Guidelines, the BGFA Proxy Committee and the BGFA Proxy Manager. BGFA is a wholly-owned subsidiary of BGI and has adopted the same Proxy Voting Guidelines and Committee structure as BGI.

Proxy Committee for their review, discussion and guidance prior to making a voting decision. The Proxy Committee likewise retains the authority to, among other things, deliberate or otherwise act directly on specific proxies as it deems appropriate. BGI’s U.S. Risk and Compliance Committee oversees certain aspects of the Proxy Committee’s activities.
BGI maintains policies and procedures that are designed to prevent undue influence on BGI’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BGI, BGI’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BGI has taken to prevent conflicts include, but are not limited to:

(i)	BGI has adopted a proxy voting oversight structure whereby the Proxy Committee oversees the voting decisions and other activities of the Director and the Proxy Group.

(ii)	The Proxy Committee has adopted Guidelines, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Proxy Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the voting process. In addition, the Committee receives periodic reports regarding the specific votes cast by the Proxy Group and regular updates on material process issues, procedural changes and other matters of concern to the Committee.

(iii)	BGI’s U.S. Risk and Compliance Committee oversees the Director, the Proxy Group and the Proxy Committee. The U.S. Risk and Compliance Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BGI’s risk policies and procedures.

(iv)	In certain instances, BGI may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies, or provide BGI with instructions as to how to vote such proxies. In the latter case, BGI votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BGI, or any company that includes BGI board members or employees on its board of directors.

VOTING GUIDELINES
BGI will take action regarding proxy votes in a manner that BGI, in the exercise of its independent business judgment, concludes is in the best long-term economic interests of the shareholder on whose behalf BGI is authorized to vote. When exercising voting rights, BGI will normally vote on specific proxy issues in accordance with the Guidelines described below and the terms of any instrument giving BGI proxy voting authority. The Guidelines are reviewed regularly and are amended as changes in the marketplace demand, as developments in corporate governance occur, or as otherwise deemed advisable by BGI’s Proxy Committee. The Proxy Committee may, in the exercise of its business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BGI’s clients.
The following issue-specific voting Guidelines are intended to summarize BGI’s general philosophy and approach to issues that may commonly arise in the proxy voting context. These Guidelines are not intended to be self-actuating or exhaustive. BGI attempts to apply the Guidelines in the context of the circumstances that led to a shareholder vote on the issue under review. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BGI will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

CORPORATE GOVERNANCE
In exchange for providing equity capital to public corporations, shareholders are endowed with certain rights guaranteed in the shareholder franchise and protected by the laws of those states where such corporations are incorporated. Foremost among those rights is the right to vote on matters affecting shareholders’ ability to exercise limited oversight and promote due care in the corporation’s stewardship of the shareholder’s investment. Corporate governance defines the shape and extent of those rights and the ability of shareholders to exercise those rights to protect and further their investment interests. In our view, an optimal corporate governance structure includes a set of fundamental underlying rights and the ability to exercise those rights to promote the interests of shareholders. Among that collection of rights are the right to elect, remove and, in some cases, nominate directors, along with the right to dictate the basic terms of director service; the right to amend the corporation’s by-laws, charter or articles (the equivalent of the corporate constitution), including as they relate to voting thresholds and capital structure; and the right to sell shares to the highest bidder, without the board or corporation standing in the way of shareholders’ ability to do so. In this section, we examine corporate governance and provide an overview of our approach to voting on matters with the intent of protecting the best long-term economic interests of shareholders.
BOARD OF DIRECTORS
BGI views the election of a board of directors as one of the most important responsibilities of shareholders in the proxy voting context. Board members are elected to serve as agents of shareholders in overseeing the operation and strategy of a company. BGI believes that the performance of a board is critical to the economic success of every company and to the protection of shareholders’ economic interests. Shareholders have an interest in electing effective board members. BGI supports measures that encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong boards as a key protection for shareholder value. We also believe that key board committees, such as audit, compensation and nominating committees, should generally be independent. An independent director is an outsider with no significant relationship with the company or its officers other than his or her role as director. We believe that issues of independence may extend beyond the factors included in the independence tests adopted by the U.S. stock exchanges (i.e. NASDAQ or NYSE). Common impediments to independence include but are not limited to:

•	Current employment at the company.

•	Former employment within the past 5 years as an executive of the company.

•	Providing substantial professional services to the company and / or members of the company’s management.

•	Any substantial business relationship within the past 3 years.

•	Shareholders with an exceptionally large ownership stake in the Company.

•	Immediate family member of any of the aforementioned.

•	Director interlocks.

Election of Directors	Case-by-Case

BGI generally supports board nominees in most uncontested elections. However, BGI may withhold votes from the entire board in certain situations, including, but not limited to:

•	Where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

•	Where a board implements a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.
BGI may withhold votes from members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:
•	An insider or affiliated outsider who sits on any of the board’s key committees (i.e., audit, compensation, nominating and governance), which we believe generally should be entirely independent. However, BGI will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing.

•	Members of the audit committee where substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board members have previously received substantial withhold votes and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BGI did not support the initial withhold vote.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.
BGI may withhold votes from individual board members in certain situations, including, but not limited to:
•	Where BGI obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

•	Where a director has a pattern of attending less than 75% of combined board and applicable key committee meetings.

Age Limits / Term Limits	Oppose
We typically oppose limits on the pool of directors from which shareholders can choose their representatives, especially where those limits are arbitrary or unrelated to the specific performance or experience of the director in question.

Board Size	Case-by-Case
We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

Classified Board of Directors/Staggered Terms	Oppose
A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).
We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we lose the ability to provide valuable feedback to the company. Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Cumulative Voting for Directors	Case-by-Case
Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.
BGI may support cumulative voting proposals at companies where the board is not majority independent. However, we may oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation	Case-by-Case
We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal.

Indemnification of Directors and Officers	Case-by-Case
We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Independent Board Composition	Support
We generally support shareholder proposals requesting that the board consist of a two-thirds majority of independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Liability Insurance for Directors and Officers	Case-by-Case
Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company following the same approach described above with respect to indemnification.

Limits on Director Removal	Oppose
Occasionally, proposals contain a clause stipulating that directors may be removed only for cause. We oppose this limitation of shareholders’ rights.

Majority Vote Requirements	Case-by-Case
BGI generally supports the concept of director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. However, we also recognize that there are many methods for implementing majority vote proposals. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Separation of Chairman and CEO Positions	Support
We generally support shareholder proposals requesting that the positions of chairman and CEO be separated. We may consider the designation of a lead director to suffice in lieu of an independent chair, but will take into consideration the structure of that lead director’s position and overall corporate governance of the company in such cases.

Shareholder Access to the Proxy	Case-by-Case
We believe that shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.
We prefer an access mechanism that is equally applied to companies throughout the market with sufficient protections to limit the potential for abuse. Absent such a mechanism under current law, we consider these proposals on a case-by-case basis. In evaluating a proposal requesting shareholder access at a company, we consider whether access is warranted at that particular company at that time by taking into account the overall governance structure of the company as well as issues specific to that company that may necessitate greater board accountability. We also look for certain minimum ownership threshold requirements, stipulations that access can be used only in non-hostile situations, and reasonable limits on the number of board members that can be replaced through such a mechanism.
SHAREHOLDER CONSENT MECHANISMS AND OVERSIGHT OF THE SHAREHOLDER FRANCHISE
The mechanisms of shareholder consent and the ability to protect the franchise are the fundamental building blocks of a functioning corporate governance structure. These mechanisms allow shareholders to determine what voting requirements are necessary to make decisions on the range of issues that appear on corporate ballots. They allow shareholders to define the thresholds required to convene shareholder meetings and the manner in which proposals are properly brought forward for shareholder consideration. Below we examine BGI’s philosophy regarding oversight of the shareholder franchise. Paramount to this philosophy is the belief that shareholders should reasonably protect their ability to make change where change is required while protecting the stability and ability of the board and management to function under the broad powers delegated to them by the shareholders. It is in search of that balance that we put forth the following views on the fundamental mechanisms for protecting the shareholder franchise.

Adjourn Meeting to Solicit Additional Votes	Case-by-Case
We generally support such proposals when the agenda contains items that we judge to be in shareholders’ best long-term economic interests.

Bundled Proposals	Case-by-Case
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BGI may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders. The decision to support or oppose bundled proposals requires a balancing of the overall benefits and drawbacks of each element of the proposal.

Change Name of Corporation	Support
We typically defer to management with respect to appropriate corporate names.

Confidential Voting	Support
Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. We generally support proposals to allow confidential voting. However, we will usually support suspension of confidential voting during proxy contests where dissidents have access to vote information and management may face an unfair disadvantage.

Other Business	Oppose
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation	Case-by-Case
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will typically favor reincorporating. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we will support reincorporation if we determine that the overall benefits outweigh the diminished rights.

Shareholders’ Right to Call a Special Meeting or Act by Written Consent	Support
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting or to solicit votes by written consent in cases where a reasonably high proportion of shareholders (typically a minimum of 15%) are required to agree to such a meeting/consent before it is called, in order to avoid misuse of this right and waste corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the provision is structured for the benefit of a dominant shareholder to the exclusion of others.

Simple Majority Voting	Support
We generally favor a simple majority voting requirement to pass proposals. Therefore we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may therefore support supermajority requirements in those situations.

Stakeholder Provisions	Oppose
Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders when making corporate decisions. Stakeholder interests vary widely and are not necessarily consistent with the best long-term economic interests of all shareholders, whose capital is at risk in the ownership of a public company. We believe the board’s fiduciary obligation is to ensure management is employing this capital in the most efficient manner so as to maximize shareholder value, and we oppose any provision that suggests the board should do otherwise.
CAPITAL STRUCTURE
The capital structure of a company is critical to its owners, the shareholders, as it directly impacts the value of their investment and the priority of that investment relative to that of other equity owners or creditors of the corporation. The following is our view on the key capital structure provisions that regularly appear on corporate ballots.

Eliminate Preemptive Rights	Support
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership despite any subsequent equity offerings. These provisions are no longer common in the U.S., and may restrict management’s ability to raise new capital.
We generally support the elimination of preemptive rights, but will often oppose the elimination of limited preemptive rights, (e.g., rights that would limit proposed issuances representing more than an acceptable level of dilution).

Increase in Authorized Shares	Case-by-Case
BGI considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its shares. Generally, we are predisposed to support a company if the board believes additional shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of shares to fund a poison pill plan that is not in the economic interests of shareholders. Therefore, we generally do not support increases in authorized shares where a company has no stated use for the additional shares and/or has a substantial amount of previously authorized shares still available for issue that is sufficient to allow the company to flexibly conduct its operations, especially if the company already has a poison pill in place. We may also oppose proposals that include shares with unequal voting rights.

Stock Splits and Reverse Stock Splits	Case-by-Case
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

ANTI-TAKEOVER PROVISIONS
We believe in the right to hold, and equally the right to dispose of, shares of the corporation in the free market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ rights to make decisions about when and how they may exercise the right to sell their shares are generally contrary to the right of shareholders to freely trade their shares. These provisions can serve to entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions about their own interests.

Anti-Greenmail Provisions	Support
Greenmail is typically defined as payments to a corporate raider to terminate a takeover attempt. It may also occasionally refer to payments made to a dissident shareholder in order to terminate a potential proxy contest or shareholder proposal. We typically view such payments as a misuse of corporate assets which denies shareholders the opportunity to review a matter of direct economic concern and potential benefit to them. Therefore, we generally support proposals to prevent boards from making greenmail payments. However, we generally will oppose provisions designed to limit greenmail payments that appear to unduly burden or prohibit legitimate use of corporate funds.

Blank Check Preferred	Case-by-Case
These proposals generally request authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.
We frequently oppose these proposals, absent a clear benefit to shareholders, because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. However, where the company appears to have a legitimate financing motive for requesting the authority, or has a history of using blank check preferred stock for financings, we may support the proposal.

Equal Voting Rights	Support
BGI supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.
However, when a shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether this action is warranted at that company at that time, and whether the cost of restructuring will have a clear economic benefit to shareholders. We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Fair Price Provisions	Case-by-Case
Originally drafted to protect shareholders from tiered, front-end-loaded tender offers, these provisions have largely evolved into anti-takeover devices through the imposition of supermajority vote provisions and high premium requirements. BGI examines proposals involving fair price provisions and generally votes in favor of those that appear designed to protect minority shareholders, but against those that appear designed to impose barriers to transactions or are otherwise against the economic interests of shareholders.

Poison Pill Plans	Case-by-Case
Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.
Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.
Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
COMPENSATION AND RETIREMENT BENEFITS
BGI expects a company’s board of directors to establish a compensation structure that incents and rewards executives for performing in a manner consistent with the best long-term economic interests of shareholders. We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company and its industry, and other issues unique to the company. We seek to hold the compensation committee accountable for ensuring executive pay is in-line relative to peers and performance, and we use a number of independent consultants in addition to our own analysis to evaluate and identify companies where this may not be the case. Where a company’s executive compensation appears to be excessive relative to peers and performance, or egregious pay practices are identified, we may withhold from compensation committee members through the election of directors. This mechanism sends the strongest message to the board and minimizes shareholder interference in the details of executive compensation policies that are the responsibility of the board.
We note that there are also management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Adopt Advisory Resolutions on Compensation Committee Reports	Oppose
BGI generally opposes these proposals, put forth by shareholders, which ask companies to adopt advisory resolutions on compensation committee reports (otherwise known as “Say-on-Pay”). We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the wealth profiles of the executives they seek to incentivize, the appropriate performance measures for the company, and other issues internal and/or unique to the company. In our view, shareholders have a sufficient and much more powerful “say-on-pay” today in the form of director elections, in particular with regards to members of the compensation committee.

Advisory Resolutions on Compensation Committee Reports	Case-by-Case
In cases where there is an advisory vote on compensation put forth by management, BGI will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. On the question of support or opposition to executive pay practices our vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions. Generally we believe these matters are best left to the compensation committee of the board and that shareholders should not dictate the terms of executive compensation. Our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.

Claw Back Proposals	Case-by-Case
Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee Stock Purchase Plans	Case-by-Case
An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity Compensation Plans	Case-by-Case
BGI supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. Our evaluation of equity compensation plans in a post-expensing environment is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the ongoing increase of shares reserved without shareholder approval. We also generally oppose plans that allow for repricing without shareholder approval. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden Parachutes	Case-by-Case
Golden parachutes provide for compensation to management in the event of a change in control. We generally view this as encouragement to management to consider proposals that might be beneficial to shareholders. We normally support golden parachutes put to shareholder vote unless there is clear evidence of excess or abuse.
We may also support shareholder proposals requesting that implementation of such arrangements require shareholder approval. In particular, we generally support shareholder approval of plans that exceed 2.99 times an executive’s current compensation.

Option Exchanges	Case-by-Case
BGI may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.

Pay-for-Performance	Plans Support
In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the Company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance	Case-by-Case
These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement. However, our preferred approach to managing pay-for-performance disconnects is via a withhold vote for the compensation committee.
AUDITORS & AUDIT RELATED ISSUES
BGI recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We take particular note of cases involving significant financial restatements or material weakness disclosures.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

MERGERS, ASSET SALES, CAPITAL RESTRUCTURINGS & OTHER SPECIAL TRANSACTIONS
In reviewing merger and asset sale proposals, BGI’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:
Market premium: For mergers and asset sales, we make every attempt to determine the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from a time period in advance of the merger announcement. In most cases, business combinations should provide a premium; benchmark premiums vary by industry and direct peer group. Where one party is privately held, we look to the comparable transaction analyses provided by the parties’ financial advisors. For companies facing insolvency or bankruptcy, a market premium may not apply.
Strategic reason for transaction: There should be a favorable business reason for the combination.
Board approval/transaction history: Unanimous board approval and arm’s-length negotiations are preferred. We examine transactions that involve dissenting boards or that were not the result of an arm’s-length bidding process to evaluate the likelihood that a transaction is in shareholders’ interests. We also seek to ensure that executive and/or board members’ financial interests in a given transaction do not affect their ability to place shareholders’ interests before their own.
Financial advisors’ fairness opinions: We scrutinize transaction proposals that do not include the fairness opinion of a reputable financial advisor to evaluate whether shareholders’ interests were sufficiently protected in the merger process.
SOCIAL & ENVIRONMENTAL PROPOSALS
In addition to governance-related voting matters, BGI also receives proxies containing shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. Our philosophy in reviewing these proposals is consistent with the introductory philosophy of these Guidelines. BGI seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. We strive instead to use voting as a means to encourage companies to follow practices that enhance shareholder value, increase transparency and allow the market to value corporate assets appropriately.
Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework. BGI acknowledges the role these issues play in the reputation of companies. Our preferred method of addressing social and environmental issues of concern is through the election of directors. However, in cases where it appears there is either a significant threat or realized harm to shareholders’ interests caused by directors or management that is related to a specific environmental or social issue, BGI may support a shareholder proposal addressing the issue. In considering whether to support such a proposal, BGI seeks to ensure that the company has not already taken sufficient steps to address the concern, that there is a clear and substantial economic disadvantage to the company if the issue is not addressed, and that support of the shareholder proposal would enhance shareholder value in a more effective manner than through our vote on the election of directors.

PART C. OTHER INFORMATION
ITEM 23. EXHIBITS.
a.	Articles of Incorporation.

(1)	Articles of Incorporation (4)

(2)	Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (1)

(3)	Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (2)

(4)	Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (4)

(5)	Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (5)

(6)	Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (5)

(7)	Articles of Amendment effective December 31, 2002 (6)

(8)	Articles of Amendment effective June 8, 2006 (9)

(9)	Articles of Amendment effective December 5, 2008 (12)

(10)	Articles Supplementary to the Articles of Incorporation, relating to the Daily Income Fund, effective February 23, 2009 (filed herewith)

b.	By-Laws. (4)
c.	Instruments Defining Rights of Security Holders.
See Articles of Incorporation, as amended, and By-laws.
d.	Investment Advisory Contracts.

(1)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (7)

(2)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (7)

(3)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (7)

(4)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation (7)

(5)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (7)

(6)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking StockSM Fund, and RE Advisers Corporation (7)

(7)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Value Fund, and RE Advisers Corporation (9)

(8)	Investment Sub-Advisory Agreement by and between RE Advisers Corporation, on behalf of the International Value Fund, and Mercator Asset Management, L.P. (9)

(9)	Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Value Fund, and RE Advisers Corporation (11)

(10)	Amendment No. 1 to the Investment Sub-Advisory Agreement by and between RE Advisers Corporation, on behalf of the International Value Fund, and Mercator Asset Management, L.P. (11)

(11)	Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Growth Fund, and RE Advisers Corporation (12)

(12)	Investment Sub-Advisory Agreement, by and between RE Advisers Corporation, on behalf of the Growth Fund, and T. Rowe Price Associates, Inc. (12)

e.	Underwriting Contracts

(1)	Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation (8)
f.	Not applicable.
g.	Custodian Agreements.

(1)	Custodian Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (3)

(2)	First Amendment to Custodian Agreement, dated July 1, 2002 (5)

(3)	Fee Schedule Addendum to the Custodian Agreement, dated September 1, 2004 (7)

(4)	Amendment to Custodian Agreement, dated May 31, 2006 (9)

(5)	Fee Addendum to the Custodian Agreement, dated August 28, 2007 (10)
h.	Other Material Contracts.

(1)	Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc. (12)

(2)	Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, and RE Advisers Corporation (filed herewith)

(3)	Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (7)

(4)	Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 18, 2007 (11)
i.	Opinion and Consent of Counsel (9)
j.	Other Opinions.

(1)	Consent of PricewaterhouseCoopers LLP (filed herewith)

(2)	Consent of Sutherland Asbill & Brennan LLP (filed herewith)
k.	Not applicable.
l.	Initial Capital Agreements.

(1)	Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund (to be filed by amendment)

(2)	Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (4)

(3)	Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (4)

(4)	Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (1)

(5)	Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Nasdaq-100 Index Tracking StockSM Fund (to be filed by amendment)
m.	Not applicable.
n.	Not applicable.
o.	Not applicable.
p.	Codes of Ethics.

(1)	Code of Ethics for Homestead Funds, Inc., RE Advisers Corporation, and RE Investment Corporation (12)

(2)	Code of Ethics for Barclays Global Investors Funds and Master Investment Portfolio (10)

(3)	Code of Ethics for Barclays Global Investors, N.A. and its subsidiaries Barclays Global Investors USA, Barclays Global Fund Advisors and Barclays Global Investors Services (10)

(4)	Code of Ethics for Mercator Asset Management, L.P. (12)

(5)	Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates (12)

Other Exhibits:

(1)	Powers of Attorney for James F. Perna, Peter R. Morris, Anthony M. Marinello, Francis P. Lucier, Anthony C. Williams, Douglas W. Johnson, Sheldon C. Petersen, Kenneth Meyer, Mark Rose, Amy DiMauro, Kelly Bowers Whetstone and Danielle Sieverling, each dated March 19, 2009 (Homestead Funds, Inc.) (filed herewith)

(2)	Powers of Attorney for Mary G. F. Bitterman, A. John Gambs, Lee T. Kranefuss, Wendy Paskin-Jordan, Leo Soong, Hayne E. Leland, Jeffrey M. Lyons and H. Michael Williams, each dated March 19, 2009 (S&P Index Master Portfolio, a series of Master Investment Portfolio) (filed herewith)

(1)	Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.
(2)	Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.
(3)	Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.
(4)	Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.

(5)	Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.
(6)	Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2004.
(7)	Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2005.
(8)	Incorporated by reference form Post-Effective Amendment No. 28 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2005.
(9)	Incorporated by reference from Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-35788, filed June 12, 2006.
(10)	Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 33-35788, filed October 15, 2007.
(11)	Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2008.
(12)	Incorporated by reference from Post-Effective Amendment No. 39 to the Registration Statement, SEC File No. 33-35788, filed December 5, 2008.
ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
No person is directly or indirectly controlled by or under common control with the Registrant.
ITEM 25. INDEMNIFICATION.
(a)    General. Homestead Funds, Inc. (“Homestead Funds”) will indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of Homestead Funds, or who is or has been serving at the request of Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorney’s fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Except as otherwise set forth in Homestead Funds’ Articles of Incorporation and By-Laws, any payment of indemnification or advance of expenses will be made in accordance with the procedures set forth in the Maryland General Corporation Law. [By-Laws, Article 10, Section10.01]
(b)    Disabling Conduct. Homestead Funds will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as “Disabling Conduct”).
Accordingly, Homestead Funds will make no indemnification of any Indemnitee unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination is made by: (a) the vote of a majority of a quorum of directors who are neither interested persons of Homestead Funds nor parties to the Proceeding (hereinafter referred to as “disinterested non-party directors”) or (b) independent legal counsel in a written opinion. [By-Laws, Article 10, Section 10.01]
(c)    Standard of Conduct. Under Maryland General Corporation Law, a Corporation may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. [MGCL Section 2-418(b)]

Under Maryland General Corporation Law, the termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct; however, the termination of any proceeding by conviction, or plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, will create a rebuttable presumption that the director did not meet the requisite standard of conduct. No indemnification may be made under Maryland General Corporation Law unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the applicable standard of conduct required. [MGCL Section 2-418 (b) and (c)]
(d)    Required Indemnification. The Maryland General Corporation Law requires that a director who is successful, on the merits or otherwise, in the defense of any Proceeding be indemnified against reasonable expenses incurred by the director in connection therewith. In addition, under Maryland General Corporation Law, a court of appropriate jurisdiction may order indemnification under certain circumstances. [MGCL Section 2-418(d)]
(e)    Advance Payment. Homestead Funds will pay any reasonable expenses so incurred by an Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. However, any advance of expenses by Homestead Funds to any Indemnitee will be made only upon receipt of: (1) a written affirmation by the Indemnitee of his good faith belief that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met, and (2) a written undertaking by the Indemnitee to repay such advance if it is ultimately determined that such standard of conduct has not been met; provided that either (a) the Indemnitee provides a security for his undertaking, or (b) Homestead Funds are insured against losses arising by reason of any such lawful advances, or (c) a majority of a quorum of the disinterested non-party directors, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification. [By-Laws, Article 10, Section 10.02]
(f)    Non-Exclusive Right. The indemnification and advancement of expenses provided or authorized by Maryland General Corporation Law is not deemed exclusive of any other rights to which a director may be entitled under any articles of incorporation, by-law, resolution of stockholders or directors, agreement, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. [MGCL Section 2-418(g)]
(g)    Insurance. Homestead Funds may purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of Homestead Funds, or who is or was serving at the request of Homestead Funds as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in or arising out of his position, whether or not Homestead Funds would have the power to indemnify him against such liability. [By-Laws, Article 10, Section 10.03]
(h)    Public Policy Presumption under the Securities Act of 1933 (the “1933 Act”) and Undertaking Pursuant to Rule 484(b)(1) under the 1933 Act. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Registrant’s By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. [1933 Act, Rule 484(b)]

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER.
Certain information pertaining to business and other connections of the Registrant’s investment manager, RE Advisers is hereby incorporated herein by reference from the Prospectus.
Below is a list of each director and officer of RE Advisers indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

NAME	POSITION AND ORGANIZATION

Peter R. Morris President and Director	President and Director of Homestead Funds (2002-present); Vice President and Director of RE Investment (2002-present); Secretary of RE Investment (2002-2008); Vice President and Chief Investment Officer of NRECA (1988-present)

Stuart E. Teach Vice President and Director	Director and President of RE Investment (1990-present); Senior Equity Portfolio Manager of RE Advisers (1990-present); NRECA (1985-present)

Craig Blackburn Treasurer and Director	Senior Director of Finance of NRECA (2005-present); Director of Finance of NRECA (2002-2005)

Martin J. Lowery Director	Executive Vice President, External Affairs of NRECA (1992-present); Director of Wood Quality Control, Inc. (2004-present); Director of Touchstone Energy Cooperatives, Inc. (1998-present); Director of the National Cooperative Business Association (2004-present)

Kelly Bowers Whetstone Secretary	Counsel and Director of Compliance of NRECA (2007 – present); Secretary of Homestead Funds (2008 – present); Secretary of RE Investment (2008 – present); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005 – 2007); prior thereto, Associate, Seward & Kissel LLP (law firm) (2003 — 2005).

Danielle C. Sieverling Chief Compliance Officer	Vice President of Management Advisory Services (2008 – present); Executive Director of Management Advisory Services (2007-2008); Senior Director of Management Advisory Services Department of NRECA (2004-2007); Chief Compliance Officer of Homestead Funds (2005-present); Secretary of Homestead Funds (2005-2008); Chief Compliance Officer of RE Investment Corporation (2005-present); Chief Compliance Officer of RE Advisers Corporation (2005-present); Manager of Internal Audit of Management Advisory Services of NRECA (2000-2004)
ITEM 27. PRINCIPAL UNDERWRITERS.
(a)    RE Investment acts as principal underwriter of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment does not serve as principal underwriter or distributor for any other investment company.
(b)    Set forth below is information concerning each director, officer, or partner of RE Investment.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Stuart E. Teach	Chief Executive Officer, President and Director	None

Peter R. Morris	Vice President, and Director	President and Director

Amy M. DiMauro	Treasurer and Director	Treasurer

Patricia Murphy	Director	None

Stephen Sanker	Director	None

Kelly Bowers Whetstone	Secretary	Secretary

Danielle C. Sieverling	Chief Compliance Officer	Chief Compliance Officer
*The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
All accounts, books and other records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) and the rules promulgated thereunder are maintained by the Registrant, RE Advisers or RE Investment, 4301 Wilson Boulevard, Arlington, VA 22203-1860, the Registrant’s custodian, State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s transfer agent, dividend disbursing agent, and shareholder servicing agent, NFDS, Inc. (doing business as BFDS), 330 West 9th Street, Kansas City, Missouri 64105, or the Registrant’s subadvisers, Mercator Asset Management, L.P., Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, or T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.
ITEM 29. MANAGEMENT SERVICES.
Not applicable.
ITEM 30. UNDERTAKINGS.
Not applicable.

SIGNATURES
     This Registration Statement contains certain disclosures regarding the S&P 500 Index Master Portfolio (the “Portfolio”), a series of Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of the Homestead Funds, Inc. (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on April 30, 2009. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

MASTER INVESTMENT PORTFOLIO S&P 500 INDEX MASTER PORTFOLIO
/s/ Jack Gee
Jack Gee
Treasurer (Chief Financial Officer)

     This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on April 30, 2009. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature	Title	Date

H. Michael Williams*	Trustee and President (Chief Executive Officer)	April 30, 2009

/s/ Jack Gee Jack Gee	Treasurer (Chief Financial Officer)	April 30, 2009

Mary G.F. Bitterman*	Trustee	April 30, 2009

A. John Gambs*	Trustee	April 30, 2009

Lee T. Kranefuss*	Trustee	April 30, 2009

Wendy Paskin-Jordan*	Trustee	April 30, 2009

Leo Soong*	Trustee	April 30, 2009

Hayne E. Leland*	Trustee	April 30, 2009

Jeffrey M. Lyons*	Trustee	April 30, 2009

*By: /s/ Jack Gee Jack Gee As Attorney-in-Fact pursuant to powers of attorney as filed on April 30, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Homestead Funds, Inc. (the “Registrant”) certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 40 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 30th of April, 2009.

Homestead Funds, Inc. Peter R. Morris* President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

James F. Perna*	Chairman of the Board and Director	April 30, 2009

Peter R. Morris *	President and Director	April 30, 2009

Anthony M. Marinello *	Vice President and Director	April 30, 2009

Francis P. Lucier*	Director	April 30, 2009

Anthony C. Williams *	Director	April 30, 2009

Douglas W. Johnson *	Director	April 30, 2009

Sheldon C. Petersen *	Director	April 30, 2009

Kenneth R. Meyer *	Director	April 30, 2009

Mark Rose*	Director	April 30, 2009

Amy M. DiMauro*	Treasurer	April 30, 2009

Kelly Bowers Whetstone*	Secretary	April 30, 2009
*By: /s/ Danielle C. Sieverling
Chief Compliance Officer
Danielle C. Sieverling
Signed pursuant to Powers of Attorney

Exhibit List

(a)(10)	Articles Supplementary to the Articles of Incorporation effective February 23, 2009

(h)(2)	Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of the series of Homestead Funds, Inc., and RE Advisers Corporation

(j)(1)	Consent of PricewaterhouseCoopers LLP

(j)(2)	Consent of Sutherland Asbill & Brennan LLP

Other Exhibits:

(1)	Powers of Attorney (Homestead Funds, Inc.)

(2)	Powers of Attorney (Master Investment Portfolio)